As filed with the Securities and Exchange Commission on May 29, 2026

Investment Company Act File No. 811-24189

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐ Amendment No. __

Rockefeller Multi Alternatives Portfolio
(Exact name of Registrant as specified in Charter)

60 East 42nd Street
New York, NY 10165
(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (212) 994-7400

Nicholas Veronis
iCapital Fund Advisors LLC
60 East 42nd Street
New York, NY 10165
(Name and address of agent for service)

COPIES TO:

Rajib Chanda, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001	Kenneth Burdon, Esq. Simpson Thacher & Bartlett LLP 855 Boylston Street Boston, MA 02116

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☐	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act. Shares of the Registrant are not being registered under the Securities Act and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. Investments in the Registrant may only be made by individuals or entities meeting the definition of an “accredited investor” in Regulation D under the Securities Act and an “Eligible Investor” as described in this Registration Statement. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, shares of the Registrant.

The information required to be included in this Registration Statement by Part A—Information Required in a Confidential Private Placement Memorandum and Part B—Information Required in a Statement of Additional Information of Form N-2 is contained in the confidential private placement memorandum (the “Confidential Private Placement Memorandum”) that follows. The information required to be in this Registration Statement by Part C—Other Information of Form N-2 follows the Confidential Private Placement Memorandum.

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

May 29, 2026

Rockefeller Multi Alternatives Portfolio

Class A Shares

Class I Shares

Rockefeller Multi Alternatives Portfolio (the “Fund”) is a newly formed statutory trust organized under the laws of the State of Delaware and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Class A and Class I shares of beneficial interest of the Fund (“Shares”) are not being registered under the Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of any of the States of the United States, since such Shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act and analogous exemptions under state securities laws. Investment in the Fund may be made only by persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Confidential Private Placement Memorandum is truthful or complete. Any representation to the contrary is a criminal offense.

This Confidential Private Placement Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy, and there shall not be any sale of Shares, in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation, or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Confidential Private Placement Memorandum. Prospective investors should not rely on any information not contained in this Confidential Private Placement Memorandum. You should not assume that the information provided by this Confidential Private Placement Memorandum is accurate as of any date other than the date shown below.

This Confidential Private Placement Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares described herein and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document). Notwithstanding the foregoing, but subject to restrictions reasonably necessary to comply with federal or state securities laws, an investor may disclose to any and all persons, without limitation, the tax treatment and tax structure of the Fund and the offering of the Shares and all materials of any kind that are provided to the investor relating to such tax treatment and structure.

Prospective investors should not construe the contents of this Confidential Private Placement Memorandum as legal, tax, or financial advice. Each prospective investor should consult his or her own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund for such investor.

Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom and subject to the restrictions described herein. The Fund does not intend to list Shares on a securities exchange, and it is not expected that there will be a public market for the Shares. As a result, shareholders’ ability to sell Shares will be limited. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

Purchases of Shares are suitable only for persons of substantial financial means who can make a long-term investment, can bear the risk of loss of their total investment in the Shares, and have no need for short-term liquidity with respect to such investment. Shares will be marketed and made available to these types of investors (subject to the terms of this Confidential Private Placement Memorandum, any documents referenced herein, and applicable marketing laws and regulations in all relevant jurisdictions). However, iCapital Fund Advisors LLC (the “Adviser”), as the Fund’s investment adviser, reserves the right to reject any prospective investor for any reason.

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No Right of Redemption. Shareholders do not have the right to cause the Fund to redeem their Shares. No public market for the Shares exists, and the Fund contemplates that one will not develop. Consequently, shareholders may not be able to liquidate their investment.

Investment Objective. The Fund is a newly formed Delaware statutory trust registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund’s investment objectives are to seek long-term capital appreciation and income generation across market cycles. The Adviser serves as the Fund’s investment adviser. Rockefeller & Co. LLC (the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and has investment discretion over the Fund’s portfolio.

Investors should consider their investment goals, time horizons, and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. Before buying any Shares, you should read the discussion of the principal risks of investing in the Fund, which are summarized in “Summary of Terms—Risk Factors” beginning on page 5 and in “Risk Factors” beginning on page 22.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Confidential Private Placement Memorandum. Any representation to the contrary is a criminal offense.

The Fund is offering two separate classes of Shares designated as Class A (“Class A Shares”) and Class I (“Class I Shares”) on a continuous basis at the net asset value per Share.

iCapital Markets LLC (the “Distributor”) acts as the distributor and placement agent of the Shares on a best-efforts basis, subject to various conditions. The Distributor has entered into a dealer agreement with a broker-dealer affiliated with the Sub-Adviser (the “Selling Agent”) that has agreed to participate in the distribution of the Shares as the exclusive selling agent for the Fund. The Selling Agent may utilize the services of certain of its broker-dealer affiliates for distribution of the Shares in certain jurisdictions. If you buy Class A Shares, the Selling Agent may directly charge you a [placement fee] in such amount as the Selling Agent may determine. Please consult with the Selling Agent for additional information. The minimum initial investment in the Fund by any investor in Class A or Class I is $25,000, which may be waived or reduced for certain investors. See “Plan of Distribution.”

Shares will be sold only to Eligible Investors (as defined herein).

Investment Portfolio. The Fund offers investors access to alternative investments and strategies including but not limited to private equity, private credit and real assets, as further described below. The Sub-Adviser will seek to design the Fund’s portfolio construction with the goal of maximizing risk-adjusted return. The Sub-Adviser intends to leverage its resources to refine asset allocation and manager selection within the Fund. The Fund intends to invest in: (i) primary and secondary investments in private funds managed by third-party managers (“Private Funds”); (ii) primary investments in registered investment companies, including mutual funds (“Mutual Funds”), unlisted closed-end funds (“Closed-End Funds”) and exchange-traded funds (“ETFs” and, collectively with Mutual Funds and Closed-End Funds, “Registered Funds”), as well as business development companies (“BDCs”); (iii) primary investments in real estate investment trusts (“REITs”); (iv) direct investments in the equity and/or debt of operating companies, projects, or properties, typically by co-investing alongside investment managers; and (v) investments in daily liquid money market funds. Together, the Private Funds, Registered Funds, BDCs and REITs are broadly referred to as “Portfolio Funds,” and the investment managers of the Portfolio Funds are referred to as the “Portfolio Fund Managers.” See “Investment Program—Portfolio Fund Manager Selection” for information regarding the Fund’s universe of investable strategies. The Fund does not presently intend to invest in affiliated Portfolio Funds.

The Fund has voluntarily adopted a fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets (measured at the time of purchase) plus the amount of any borrowings for investment purposes in “Alternative Strategies,” which the Fund defines to include direct and indirect investments of any type in securities, funds, and other assets that are not traded on public exchanges, including (without limitation) private equity, private credit and real assets (including real estate, general infrastructure, energy infrastructure, agriculture and other natural resources such as timberland, mining, and metals), and other privately offered pooled investment vehicles employing hedged, relative value, structured credit and other absolute return and/or income-generating strategies (the “80% investment policy”). This policy may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. The Fund also defines Alternative Strategies to include Portfolio Funds, which may or may not be registered or regulated under the 1940 Act, that invest in private investments and/or deploy Alternative Strategies. The Fund’s investments in derivatives will be counted toward the Fund’s 80% investment policy to the extent that such investments provide exposure to market risk factors associated with Alternative Strategies. Cash and cash equivalents in support of unfunded commitments to Alternative Strategies are counted toward the Fund’s 80% investment policy with respect to investments in Alternative Strategies. The Fund may hold a significant portion of its assets in cash and cash equivalents in support of unfunded commitments.

Risk Factors and Restrictions on Transfer. Investing in Shares involves a high degree of risk. See “Risk Factors.” Shares will not be listed on any national securities exchange. Shares are generally not transferable, and liquidity will be provided by the Fund only through repurchase offers, which may be made from time to time by the Fund as determined by the Fund’s board of trustees (the “Board of Trustees”) in its sole discretion. See “Repurchases and Transfers of Shares.”

Management Fee. The Fund pays the Adviser a monthly fee at an annual rate of [  ]% of the Fund’s month-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Adviser, not the Fund, pays a sub-advisory fee to the Sub-Adviser out of the Management Fee at the rate of [   ]% ([   ]% on an annualized basis) of the value of the Fund’s month-end net assets. See “Advisory Agreements—Management Fee.” The Management Fee is separate from the asset-based fees and incentive fees in respect of the Portfolio Funds paid to a Portfolio Fund Manager and indirectly borne by the Fund’s shareholders.

Investment Minimums and Eligibility. Shares are being sold only to investors that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the 1933 Act. The minimum initial and additional investment in the Fund by any investor in Class A or Class I is $25,000 and $10,000, respectively. The minimum initial and additional investments may be waived or reduced by the Fund with respect to certain individual investors or classes of investors (see “Plan of Distribution”). The Selling Agent may impose additional eligibility requirements for investors who purchase Shares. The Selling Agent, which is also a registered investment adviser (an “RIA”), has agreed to participate in the distribution of the Shares as the exclusive selling agent for the Fund and has entered into an arrangement with the Distributor to offer Class I Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by the Selling Agent. Class I Shares are generally available for purchase only through such programs that provide access to the Class I Shares.

Investing in the Shares may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 22 to read about the risks you should consider before buying the Shares, including the risk of leverage.

•	The Shares will not be publicly traded and you should not expect to be able to sell your Shares regardless of how the Fund performs.

•	The Shares are not currently listed on any securities exchange, and the Fund does not expect a secondary market in the Shares to develop in the foreseeable future, if ever.

•	No shareholder has the right to require the Fund to redeem his, her or its Shares. Beginning no later than the [ ] calendar quarter of 202[7], the Fund may from time to time offer to repurchase Shares pursuant to written tenders by shareholders. The Adviser will recommend to the Board of Trustees (subject to the Board of Trustees’ discretion) that the Fund offer to repurchase Shares from shareholders on a quarterly basis in an amount not to exceed [5]% of the Fund’s net asset value. No assurances can be given that the Fund will engage in a share repurchase in any given quarter and, in any case, repurchases will not begin until the [ ] quarter of 202[7]. See “Repurchases and Transfers of Shares.”

•	The Shares are generally not transferable. Shares may be transferred only by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of a shareholder.

•	An investment in the Shares is not suitable for investors that require short-term liquidity. See “Risk Factors” and “Repurchases and Transfers of Shares.”

•	Because you will be unable to sell your Shares through a securities exchange, you will be unable to reduce your exposure in any market downturn.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	A portion or all of any distribution paid by the Fund may consist of a return of capital.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after the accrual of fees and expenses.

•	An investor in Class A Shares may pay an upfront placement fee to the Selling Agent based on the purchase price of such Class A Shares. An investor will need a higher total return on its net investment to recover the Selling Agent’s placement fee and/or any other expenses incurred by such investor in connection with its purchase of Class A Shares.

•	Leverage may be used up to the regulatory limit to fund investments and to manage timing issues in connection with the acquisition of the Fund’s investments (e.g., to provide the Fund with temporary liquidity to invest in new Portfolio Funds or to satisfy capital calls from existing Portfolio Funds in advance of the Fund’s receipt of proceeds from existing Portfolio Funds). See “Investment Program—Leverage” on page 21 and “Risk Factors—Investment Related Risks—Leverage Utilized by the Fund” on page 23.

•	The Fund invests in private equity investments, including Private Funds. Private Funds are subject to certain risks, including risks related to illiquidity, indirect fees, valuation, limited operating histories, and limited information regarding underlying investments. See “Risk Factors—Risks Related to Interests in the Portfolio Funds.” In connection with the Fund’s investments in Private Funds, the Fund may hold a significant portion of its assets in cash and cash equivalents in support of unfunded commitments.

This Confidential Private Placement Memorandum concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Confidential Private Placement Memorandum carefully and to retain it for future reference. When available, the Fund’s annual and semi-annual reports and other information filed with the SEC can be obtained upon request and without charge by writing to the Fund at c/o iCapital Fund Advisors LLC, 60 East 42nd Street, New York, New York 10165 or by calling (212) 994-7400. The contact information provided above may be used to request additional information about the Fund and to make shareholder inquiries.

The Fund is relying on exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Confidential Private Placement Memorandum. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

iCapital Markets LLC

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SUMMARY OF TERMS

THE FUND

Rockefeller Multi Alternatives Portfolio (the “Fund”) is a recently formed Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

The Fund offers two separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”) and Class I (“Class I Shares”).

Class A Shares and Class I Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

INVESTMENT PROGRAM	Investment Objective and Philosophy

The Fund’s investment objectives are to seek long-term capital appreciation and income generation across market cycles.

The Fund will invest, directly and indirectly, in a portfolio of Alternative Strategies (defined below) across a variety of asset classes, strategies, geographies, and vintages. Through these investments, the Fund is designed to provide investors with exposure to Alternative Strategies through a curated portfolio constructed and actively managed by Rockefeller & Co. LLC, the Fund’s investment sub-adviser (the “Sub-Adviser”).

Shares generally will be sold in comparatively large minimum denominations to eligible high net worth individual and institutional investors (“Shareholders”).

Alternative Strategies have the potential to offer attractive opportunities for long-term investors, providing exposure to asset classes, investment strategies and return streams that may not be available in public markets.

The Sub-Adviser approaches Alternative Strategies through an investment framework that emphasizes (1) alignment between macroeconomic conditions and underlying investment strategies, (2) differentiated drivers of return, and (3) disciplined portfolio construction. The Fund implements this approach through investments drawn from strategies available on the Sub-Adviser’s platform. Portfolio positioning reflects both cyclical developments in the economic environment, including the stage of the economic cycle and prevailing financial conditions, and longer-term structural forces shaping the alternative asset opportunity set.

The Fund intends to invest in: (i) primary and secondary investments in private funds managed by third-party managers (“Private Funds”); (ii) primary investments in registered investment companies, including mutual funds (“Mutual Funds”), unlisted closed-end funds (“Closed-End Funds”) and exchange-traded funds (“ETFs” and, collectively with Mutual Funds and Closed-End Funds, “Registered Funds”), as well as business development companies (“BDCs”); (iii) primary investments in real estate investment trusts (“REITs”); (iv) direct investments in the equity and/or debt of operating companies, projects, or properties, typically by co-investing alongside investment managers; and (v) investments in daily liquid money market funds. Together, the Private Funds, Registered Funds, BDCs and REITs are broadly referred to as “Portfolio Funds,” and the investment managers of the Portfolio Funds are referred to as the “Portfolio Fund Managers.” See “Investment Program—Portfolio Fund Manager Selection” for information regarding the Fund’s universe of investable strategies. The Fund does not presently intend to invest in affiliated Portfolio Funds.

Portfolio Funds may be domiciled in U.S. or non-U.S. jurisdictions and may be held within broader private investment vehicles. While the Fund may invest in foreign Portfolio Funds and Portfolio Funds with exposure to developed and emerging market issuers, the Fund does not intend to invest directly in underlying private companies or loans within developed or emerging markets.

The Fund has voluntarily adopted a fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets (measured at the time of purchase) plus the amount of any borrowings for investment purposes in “Alternative Strategies,” which the Fund defines to include direct and indirect investments of any type in securities, funds, and other assets that are not traded on public exchanges, including (without limitation) private equity, private credit and real assets (including real estate, general infrastructure, energy infrastructure, agriculture and other natural resources such as timberland, mining, and metals), and other privately offered pooled investment vehicles employing hedged, relative value, structured credit and other absolute return and/or income-generating strategies (the “80% investment policy”). This policy may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. The Fund also defines Alternative Strategies to include Portfolio Funds, which may or may not be registered or regulated under the 1940 Act, that invest in private investments and/or deploy Alternative Strategies. The Fund’s investments in derivatives will be counted toward the Fund’s 80% investment policy to the extent that such investments provide exposure to market risk factors associated with Alternative Strategies. Cash and cash equivalents in support of unfunded commitments to Alternative Strategies are counted toward the Fund’s 80% investment policy with respect to investments in Alternative Strategies. The Fund may hold a significant portion of its assets in cash and cash equivalents in support of unfunded commitments.

The Fund defines Alternative Strategies to include (without limitation) investments of any type across these asset classes:

•	Private Equity: Investments typically made in private companies through privately negotiated transactions, including buyout, venture capital, and growth equity investments, as well as LP- and GP-led secondary transactions.

•	Private Credit: Loans and similar investments typically made in private companies that are negotiated directly with the borrower, including first- and second-lien senior secured loans, unitranche debt, unsecured debt, and structurally subordinated debt. The universe also includes asset-backed financing, where collateral may consist of assets such as real estate, aviation, or litigation-related claims.

•	Real Assets: A broad category of equity investments in private assets such as real estate, infrastructure (including energy), agriculture and other natural resources such as timberland, mining, and metals, typically characterized by income generation, potential for capital appreciation, and a degree of protection against rising inflation.

•	Other Alternative Investments: Investments in securities, funds, and/or strategies that do not fall neatly within the categories described above but are consistent with the Fund’s investment objectives.

The Fund’s overall asset allocation across private equity, real assets and private credit reflects the Sub-Adviser’s assessment of macroeconomic conditions and structural developments shaping the opportunity set across Alternative Strategies.

In addition, the Fund may invest a portion of its assets in temporary investments pending distributions to Shareholders or to pay Fund expenses and may make other investments in addition to those discussed above, subject to its 80% investment policy and applicable law.

Portfolio Fund Manager Selection and Co-Investment Opportunities

Portfolio Funds and Co-Investment opportunities with Portfolio Fund Managers can take many forms, investing across different asset classes, strategies, and investment structures, and Portfolio Fund Managers may pursue either specialized strategies or broader mandates within alternative asset markets. The Sub-Adviser believes that effective selection of Portfolio Fund Managers and evaluation of Co-Investment opportunities require evaluating both the quality of an investment strategy and the role it may play within the Fund’s broader portfolio.

The Sub-Adviser conducts Portfolio Fund Manager and Co-Investment opportunity selection with a view toward identifying strategies whose underlying drivers of return are clearly defined and differentiated, and whose investment approach is consistent with the Sub-Adviser’s broader assessment of macroeconomic conditions and structural developments across alternative asset markets. The Sub-Adviser also evaluates the economic exposures of a strategy and how those exposures may interact with other investments of the Fund. The Sub-Adviser will have exclusive decision-making authority with respect to the Fund’s participation in Co-Investment opportunities.

Among the key considerations evaluated by the Sub-Adviser when selecting or comparing Portfolio Funds and Co-Investment opportunities are the following:

•	Investment Track Record and Process: The Sub-Adviser evaluates the historical performance of a strategy with particular emphasis on understanding how returns have been generated and whether the underlying investment process demonstrates consistency and repeatability over time. Strategies whose sources of return are driven by a limited number of clearly identifiable factors, and whose outcomes have exhibited relatively low vtariability across market environments, may provide greater confidence in the durability of the investment approach. Particular attention may also be given to how a strategy has performed during periods of market stress or other left-tail environments.

Where a Portfolio Fund Manager manages a newer vehicle, the Sub-Adviser may consider the performance of comparable strategies managed by the same investment team or within a similar investable universe. In certain circumstances, the Sub-Adviser may also invest in newly established vehicles launched by experienced Portfolio Fund Managers with demonstrated track records in related strategies, which may allow the Fund to access high-quality Portfolio Fund Managers during earlier stages of a strategy’s development before strategies become capacity constrained.

•	Experience and Stability of the Investment Team: The experience, cohesion, and depth of the investment team are important factors in assessing a Portfolio Fund Manager’s ability to execute its strategy across different market environments. Teams with a history of working together and with clearly defined decision-making processes may provide greater confidence in the consistency of investment executions. The Sub-Adviser may also consider the intellectual culture of the investment team, including the extent to which investment professionals maintain disciplined underwriting standards, apply analytical rigor, and approach investment decisions with constructive skepticism and a willingness to continually question assumptions.

•	Sourcing and Origination Capabilities: Access to differentiated investment opportunities is often a key driver of outcomes in alternative asset markets. The Sub-Adviser evaluates the sourcing capabilities of Portfolio Fund Managers, including their ability to originate transactions, maintain strong industry relationships, and sustain a consistent pipeline of investment opportunities. Particular consideration may also be given to Portfolio Fund Managers with demonstrated access to high-quality or capacity-constrained opportunities that may not be broadly available to investors.

•	Strategy Design and Portfolio Construction Discipline: The Sub-Adviser evaluates how Portfolio Fund Managers construct and manage their portfolios, including their approach to position sizing, risk management, and the identification of underlying drivers of return. Particular consideration is given to how Portfolio Fund Managers analyze and manage the economic exposures embedded within their portfolios and whether those exposures remain intentional as investments are added over time. The Sub-Adviser also evaluates how Portfolio Fund Managers maintain portfolio discipline as capital flows into a strategy and whether the resulting portfolio construction supports differentiated sources of return and resilience across changing market environments.

•	Liquidity Management: Certain Portfolio Funds may offer investors limited periodic liquidity, typically through share repurchase programs conducted on a quarterly basis. To facilitate this capability, such funds may maintain a portion of their assets in more liquid investments, sometimes referred to as a “liquidity sleeve.” The Sub-Adviser evaluates how Portfolio Fund Managers approach liquidity management and the potential implications for portfolio construction and investment strategy.

Approaches to Portfolio Construction

In constructing the Fund’s portfolio, the Sub-Adviser seeks to combine strategies with complementary sources of return with the objective of building a portfolio that is resilient across a range of market environments. Different alternative asset strategies exhibit distinct economic sensitivities and return profiles and may perform differently across economic and market cycles.

Portfolio positioning reflects the Sub-Adviser’s assessment of macroeconomic conditions as well as longer-term structural developments shaping alternative asset markets, balancing cyclical swings and structural convictions. At certain points in the cycle, this may lead the Fund to increase its emphasis on strategies oriented towards income generation and absolute return. At other times, the opportunity set may favor increased exposure to strategies more directly linked to global economic growth.

Rather than relying solely on broad diversification, the Sub-Adviser evaluates how individual Portfolio Funds interact within the broader portfolio and how their underlying economic exposures may behave under different market conditions. Allocating across multiple Portfolio Funds may also help mitigate the potential liquidity risk associated with any single Portfolio Fund.

The Sub-Adviser is responsible for allocating and re-allocating the Fund’s capital and for constructing and maintaining the Fund’s portfolio. All capital allocation decisions—including subscriptions to, redemptions from, and the selection or removal of Portfolio Funds as well as the selection of Co-Investment opportunities—are made by the Sub-Adviser.

Portfolio Fund Managers are selected following a review of the universe of investable strategies across alternative asset markets. In evaluating potential investments, the Sub-Adviser considers a range of factors that may include a Portfolio Fund Manager’s track record, the experience and stability of the investment team, the robustness and repeatability of the investment process, business and operational considerations, and the potential role of the strategy within the Fund’s overall portfolio.

Under normal circumstances, the Sub-Adviser may limit the universe of investable strategies to those Portfolio Funds to those whose Portfolio Fund Managers agree to provide Expense Reimbursement Payments (as defined below) to iCapital Admin Agent LLC, in its capacity as the administrative support agent of the Fund (the “Administrative Agent”). See “Risk Factors,” “Administration Support Agreement and Expense Reimbursement Agreement,” and “Conflicts of Interest—Selection of Portfolio Fund Managers” for more information.

RISK FACTORS

An investment in the Fund involves a high degree of risk and may involve loss of capital, up to the entire amount of a Shareholder’s investment. Therefore, before investing in the Fund’s securities, you should consider the risks described in this Confidential Private Placement Memorandum carefully. The following is only a summary of certain risks of investing in the Fund described in more detail elsewhere in this Confidential Private Placement Memorandum. Before you invest, you should read the full summary of the risks of investing in “Risk Factors” beginning on page 22:

Risks Related to the Fund’s Interests in Portfolio Funds:

•	Portfolio Funds’ investments in Private Funds, ETFs, BDCs, REITs, fixed-income securities, bonds, non-investment grade securities, non-U.S. securities, and restricted and illiquid securities;

•	The Fund’s dependence and reliance on the Sub-Adviser and Portfolio Fund Managers for performance and valuation;

•	Portfolio Funds concentration in a particular industry or sector, country or geographic region, or a limited number of securities or operating companies; and

•	Use of financial leverage by the Fund and Portfolio Funds.

Other Risks:

•	The Fund is a recently organized, non-diversified, closed-end investment management company with limited operating history;

•	The Fund’s long term investment horizon, management and dependence on key personnel;

•	The Fund’s share repurchase program and distributions, and illiquidity of the Shares of the Fund;

•	Market risks, market disruptions and geopolitical events, economic events and market events;

•	Government intervention in the financial markets, interest rates, and inflation; and

•	The Fund’s status as a Registered Investment Company (“RIC”) for U.S. federal income tax purposes.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment.

LEVERAGE	The Fund may borrow money in connection with its investment activities—i.e., the Fund may utilize leverage. In addition, the Fund may borrow money through a credit facility or other arrangements to manage timing issues associated with new and existing investments (e.g., to provide the Fund with temporary liquidity to invest in new Portfolio Funds or to satisfy capital calls from existing Portfolio Funds in advance of the Fund’s receipt of proceeds from existing Portfolio Funds). The Fund’s use of leverage is at all times subject to the requirements and limitations of the 1940 Act. See “Investment Program—Leverage” for more information.

DISTRIBUTIONS	At the sole discretion of the Board, the Fund may make quarterly distributions of substantially all of its net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Distributions will be paid at least annually on the Shares in amounts representing substantially all of the Fund’s investment company taxable income (as defined in the Code (as defined below)) and net tax-exempt income, if any, earned by the Fund each taxable year. The Fund is not a suitable investment for any investor who requires regular dividend income.

Each Shareholder whose Shares are registered in its own name will automatically be a participant under the dividend reinvestment plan established by the Fund (the “DRIP”) and will have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

THE OFFERING	The Fund seeks to raise an unlimited amount of equity capital through private placements on a continuous basis through the sale of Shares. Class A Shares are offered at the then-current net asset value per Share as of the date on which the purchase order is accepted. Class I Shares are offered at the then-current net asset value per Share as of the date on which the purchase order is accepted. If you buy Class A Shares, [a broker-dealer affiliated with the Sub-Adviser] (the “Selling Agent”) may directly charge you a placement fee in such amount as it may determine. Please consult the Selling Agent for additional information.

Shares may be purchased as of the first business day of each month based upon the Fund’s then current net asset value. Each date on which Shares are delivered is referred to as a “Closing Date.” While the Fund intends to have monthly closings, the Board of Trustees (as defined below) reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund. Each prospective investor will be required to complete an investor application certifying that the Shares being purchased are being acquired by an Eligible Investor (defined herein). Prior to the receipt and acceptance of the investor application, an investor’s funds will be held in escrow in an [interest-bearing] account.

Following the acceptance by the Fund of a subscription agreement executed by a prospective investor and the admission of such investor to the Fund, such investor shall become a Shareholder of the Fund. The Fund and the Distributor (as defined below) reserve the right to reject a purchase order for any reason. Shareholders do not have the right to redeem their Shares.

BOARD OF TRUSTEES	The Board of Trustees (each member, a “Trustee”) has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are not “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser or the Sub-Adviser (such Trustees, the “Independent Trustees”). See “Management of the Fund.”

THE ADVISER AND SUB-ADVISER	iCapital Fund Advisors LLC serves as the Fund’s investment adviser.

The Adviser, a registered investment adviser, is owned by Institutional Capital Network, Inc. (“iCapital”). iCapital is a financial technology company that provides tech-based solutions for advisors, their high-net-worth client base, asset managers and banks. iCapital is assisted in this task by affiliates, including a registered investment adviser, iCapital Advisors, LLC, that provides investment advisory services and investment administration to privately offered funds, and iCapital Markets LLC, a registered broker-dealer (the “Distributor”), that provides a range of broker-dealer services, including private placement of securities and distribution of the Fund’s Shares. The Adviser is a Delaware limited liability company formed in 2024 that provides management services to three registered investment companies, including the Fund and two funds that invest in private fund investment interests. The Adviser and its affiliates have managed registered investment companies that are invested in private funds, including private funds with foreign asset exposure, since 2021.

The Fund and the Adviser have entered into an investment management agreement (the “Investment Advisory Agreement”) that has an initial term expiring two years after its effective date. Thereafter, the Investment Advisory Agreement will continue in effect from year to year if its continuation is approved annually by the Board of Trustees or by the holders of a majority of the Fund’s outstanding voting securities and, in each case, a majority of the Independent Trustees. The Board of Trustees, or the Shareholders, may terminate the Investment Advisory Agreement on 60 days’ prior written notice to the Adviser.

Rockefeller & Co. LLC, a Delaware limited liability company, is a registered investment adviser and serves as the Fund’s investment sub-adviser.

The Sub-Adviser is a subsidiary of Rockefeller Capital Management L.P. (“Rockefeller”). Rockefeller is an independent, privately-owned financial services firm offering global investment advisory, asset management, and strategic advisory services to endowments, foundations, high-net worth individuals, families, trusts, family offices, and an array of other institutions.

The Fund, the Adviser and the Sub-Adviser have entered into an investment sub-advisory agreement (the “Investment Sub-Advisory Agreement” and, together with the Investment Advisory Agreement, the “Advisory Agreements”) that has an initial term expiring two years after its effective date. Thereafter, the Investment Sub-Advisory Agreement will continue in effect from year to year if its continuation is approved annually by the Board of Trustees or by the holders of a majority of the Fund’s outstanding voting securities and, in each case, a majority of the Independent Trustees. The Board of Trustees, or the Shareholders, may terminate the Investment Sub-Advisory Agreement on 60 days’ prior written notice to the Sub-Adviser.

MANAGEMENT FEE	In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly fee at an annual rate of [ ]% of the Fund’s month-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Adviser, not the Fund, pays a sub-advisory fee to the Sub-Adviser out of the Management Fee at the rate of [ ]% ([ ]% on an annualized basis) of the value of the Fund’s month-end net assets. See “Advisory Agreements—Management Fee.”

FEES AND EXPENSES	The Adviser and the Sub-Adviser bear all of their own costs incurred in providing investment advisory services to the Fund, including, for the Adviser, its expenses related to its oversight of the Sub-Adviser. The Fund will bear all other expenses, including organizational expenses, certain ongoing offering costs associated with the Fund’s continuous offering of Shares, and expenses related to its investment program, including its pro rata share of the expenses incurred in the business of the Portfolio Funds. See “Summary of Fees and Expenses” and “Fund Expenses.”

DISTRIBUTION OF SHARES	Under the terms of a distribution agreement (the “Distribution Agreement”) with the Distributor, iCapital Markets LLC, the Distributor is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders. The Distributor has entered into a dealer agreement with the Selling Agent to participate in the distribution of the Shares as the exclusive selling agent for the Fund. The Selling Agent may utilize the services of certain of its broker-dealer affiliates for distribution of the Shares in certain jurisdictions.

The Fund will pay a Distribution and Servicing Fee comprised of a monthly Distribution and Servicing Fee out of the net assets of Class A Shares at the annual rate of [ ]%, determined and accrued as of the last day of each calendar month (before any repurchases of Shares). Class I Shares are not subject to the Distribution and Servicing Fee.

The Distributor will pay the Selling Agent substantially all of the Distribution and Servicing Fee which it will use to compensate its brokerage representatives for Class A Shares sales and support. If you buy Class A Shares, the Selling Agent may directly charge you a commission in such amount as it may determine. Please consult the Selling Agent for additional information.

The Distribution and Servicing Fee is charged on an aggregate Class-wide basis, and Class A Shareholders will be subject to the Distribution and Servicing Fee as long as they hold their Class A Shares. Each compensated broker, dealer or other financial advisor is paid by the Distributor based on the aggregate net asset value of outstanding Class A Shares held by Shareholders that receive services from such broker, dealer or other financial advisor.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers and dealers that have agreed to participate in the distribution of the Fund’s Shares and other intermediaries, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.

ADMINISTRATION SUPPORT AGREEMENT AND EXPENSE REIMBURSEMENT AGREEMENT	The Fund and the Administrative Agent intend to enter into tri-party administrative support agreements (such agreements, the “Tri-Party Administrative Support Agreements”) with certain Portfolio Fund Managers pursuant to which such Portfolio Fund Managers will use their own resources to make expense reimbursement payments (“Expense Reimbursement Payments”) to the Administrative Agent in respect of the Fund’s investment in the Portfolio Funds. The Administrative Agent will receive any such Expense Reimbursement Payments solely in its capacity as agent for the Fund. The Administrative Agent will provide certain administrative support services to the Fund pursuant to a fund administration support agreement between the Fund and the Administrative Agent (the “Administration Support Agreement”) and will use all Expense Reimbursement Payments received by it to offset the fees and expenses charged to the Fund under the Administration Support Agreement as well as other fund expenses. The Administration Support Agreement will remain in effect for so long as at least one Tri-Party Administrative Support Agreement is in effect.

[The Adviser has contractually entered into an “Expense Reimbursement Agreement” with the Fund for a one-year term from the date of the Expense Reimbursement Agreement (the “Reimbursement Period”), under which the Adviser agrees that it will, with respect to the relevant month, pay, absorb or reimburse the Fund’s Management Fee and the other operating expenses of the Fund as reflected in the “Other Expenses” row of the Fund’s fee table (“Other Expenses”) to the extent that the Management Fee and Other Expenses in the aggregate are equal to or are less than [ ]% per annum of the Fund’s average monthly net assets (the “Expense Reimbursement Amount”). For purposes of the Expense Reimbursement Agreement, Expense Reimbursement Payments (including any excess Expense Reimbursement Payments carried over from prior periods) will reduce the Expense Reimbursement Amount, but not below $0. The Adviser may recoup expenses paid, absorbed or reimbursed pursuant to the Expense Reimbursement Agreement for a period of three years from the date of the waiver or reimbursement, provided that such amounts recouped do not cause the Fund to bear Management Fees and Other Expenses in excess of the amount borne at the time such expenses were paid, absorbed or reimbursed. The Adviser may recalculate and extend the Reimbursement Period for the Fund on an annual basis.]

CONFLICTS OF INTEREST	The Adviser, the Sub-Adviser, the Portfolio Fund Managers and their affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund. See “Conflicts of Interest.”

PURCHASE OF SHARES	The minimum initial and additional investment in the Fund by any investor in Class A or Class I is $25,000 and $10,000, respectively. The minimum initial and additional investments may be waived or reduced by the Fund with respect to certain individual investors or classes of investors (see “Plan of Distribution”). The minimum initial and additional investments may be waived or reduced by the Fund with respect to certain investors or classes of investors, employees, officers or Trustees of the Fund, the Adviser, the Sub-Adviser or its affiliates.

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month. The investor must submit a completed investor application form [ ] business days before the applicable purchase date (although the Fund, in its sole discretion, may waive the [ ] business days requirement from time to time). All purchases are subject to the receipt of immediately available funds no later than [ ] days prior to the applicable purchase date in the full amount of the purchase. An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor. See “Risk Factors—Other Risks—Possible Exclusion of a Shareholder Based on Certain Detrimental Effects.”

INVESTMENT MINIMUMS AND ELIGIBILITY	Each investor will be required to certify that the Shares are being acquired directly or indirectly for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.

Shareholders who are “accredited investors” are referred to in this Confidential Private Placement Memorandum as “Eligible Investors.” Existing Shareholders seeking to purchase additional Shares will be required to qualify as Eligible Investors at the time of the additional purchase. The Selling Agent may impose additional eligibility requirements on investors who purchase Shares.

Each prospective Shareholder must submit a completed investor application acceptable to the Adviser, certifying, among other things, that the Shareholder is an Eligible Investor and will not transfer the Shares purchased except in the limited circumstances permitted. The Adviser may from time to time impose stricter or less stringent eligibility requirements. If an investor application is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date.

Each prospective Shareholder should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including but not limited to, this Confidential Private Placement Memorandum, the Fund’s form of subscription agreement, and the Agreement and Declaration of Trust of the Fund, as amended or restated from time to time (the “Declaration of Trust”) before deciding to invest in the Fund.

INVESTOR SUITABILITY	Investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Shareholders have no right to require the Fund to redeem their Shares in the Fund. See “Other Risks—Closed-End Fund; Liquidity Risks.”

In addition, Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. See “Repurchases and Transfers of Shares—Repurchases of Shares.”

VALUATION	Certain Portfolio Funds that do not trade on a national securities exchange (the “Non-Traded Portfolio Funds”) will invest a large percentage of their assets in certain securities and other financial instruments that do not have readily ascertainable market prices and will be valued by the respective manager of the Non-Traded Portfolio Fund (the “Non-Traded Portfolio Fund Manager”). The Board of Trustees has approved the Fund’s valuation procedures (the “Valuation Procedures”) pursuant to which the Adviser, which the Board of Trustees has designated as the Fund’s valuation designee for purposes of Rule 2a-5 under the 1940 Act, will fair value interests in the Non-Traded Portfolio Funds. These Valuation Procedures further provide that the valuations determined by a Non-Traded Portfolio Fund Manager will be reviewed by the Adviser. The Adviser may use third-party valuation service providers to assist with its review of such valuations. However, neither the Adviser nor the Board of Trustees will be able to confirm independently the accuracy of such valuations (which are unaudited, except at year-end). Accordingly, the Fund will generally rely on such valuations, which are generally provided on a monthly basis, even in instances where a Non-Traded Portfolio Fund Manager may have a conflict of interest in valuing such Non-Traded Portfolio Fund. Furthermore, certain Non-Traded Portfolio Funds will typically provide the Adviser with only estimated capital account values or other valuation information on a monthly or quarterly basis, and such data will be subject to revision through the end of each Non-Traded Portfolio Fund’s annual audit. While such information in some cases is provided on a quarterly basis, the Fund will provide valuations, and will issue Shares, on a monthly basis.

UNLISTED CLOSED-END STRUCTURE; LIMITED LIQUIDITY AND TRANSFER RESTRICTIONS	The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

A Shareholder will not be able to redeem his, her or its Shares on a daily basis because the Fund is a closed-end fund. In addition, the Fund’s Shares are generally not transferable and liquidity will be provided by the Fund only through limited repurchase offers or transfers of Shares as described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Risk Factors—Other Risks—Closed-End Fund; Liquidity Risks.”

REPURCHASES OF SHARES BY THE FUND	No Shareholder has the right to require the Fund to repurchase his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser, in consultation with the Sub-Adviser, will recommend to the Board of Trustees (subject to the Board of Trustees’ discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed [5%] of the Fund’s net asset value. No assurances can be given that the Fund will offer to repurchase Shares in any given quarter and, in any case, repurchases will not begin until the [ ] quarter of 202[7].

Any repurchase of Shares from a Shareholder which were held for less than [one year] (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to [2%] of the net asset value of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund for the benefit of remaining Shareholders.

There is no minimum number of Shares which must be repurchased in any repurchase offer. The Fund has no obligation to repurchase Shares at any time, and any repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board of Trustees will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to be offered at the Fund’s net asset value per Share as of the date as of which the Shares to be repurchased are valued by the Fund (the “Valuation Date”).

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion by value of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. The Fund also has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Declaration of Trust.

SUMMARY OF TAXATION	The Fund intends to elect to be treated, and to qualify annually, as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). For each taxable year that the Fund so qualifies, the Fund will generally not be subject to U.S. federal income tax on its taxable income and gains that it distributes as dividends for U.S. federal income tax purposes to Shareholders. The Fund intends to distribute its income and gains in a way that it should not be subject to an entity-level income tax on certain undistributed amounts. These distributions generally will be taxable as ordinary income or capital gains to the Shareholders, whether or not they are reinvested in Shares, and even if the Fund loses value.

If the Fund fails to qualify as a RIC or fails to distribute dividends for U.S. federal income tax purposes generally in an amount at least equal to 90% of the sum of its net ordinary income and net short-term capital gains to Shareholders in any taxable year, the Fund would be subject to taxation as an ordinary corporation on its taxable income (even if such income and gains were distributed to its Shareholders) and all distributions out of earnings and profits to Shareholders generally would be characterized as ordinary dividend income. In addition, the Fund could be required to recognize unrealized gains, incur substantial entity-level taxes and make certain distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

A Shareholder that is not subject to U.S. federal income tax on its income as a result of an exemption accorded under Section 501 of the Code generally will not be subject to tax on amounts distributed to it by the Fund, provided that such Shareholder’s acquisition of its Shares is not debt-financed within the meaning of Section 514 of the Code. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Aspects.”

ERISA PLANS AND SIMILAR TAX-EXEMPT ENTITIES	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Code, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered “plan assets” of such plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. Thus, the Adviser and the Sub-Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan (as defined below) that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund. See “ERISA Considerations.”

REPORTS TO SHAREHOLDERS	The Fund furnishes to Shareholders subject to information reporting as soon as practicable after the end of each calendar year information on Form 1099-DIV or Form 1099-B, as appropriate, and as required by law, to assist the Shareholders in preparing their tax returns. The Fund prepares, and transmits to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders are also sent reports on at least a quarterly basis regarding the Fund’s operations during each quarter.

TERM	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

To invest in Class A Shares of the Fund, a prospective investor must open a brokerage account with the Selling Agent. Any costs associated with opening such an account are not reflected in the following table or the examples below. [Prospective investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.] Investors should contact their broker or other financial professional for more information about the costs associated with opening such an account.

	Class A		Class I
STOCKHOLDER TRANSACTION EXPENSES
Maximum sales load (as a percentage of the offering price)(1)	None		None
Maximum early withdrawal fee	[2.00	]%	[2.00	]%
ANNUAL EXPENSES (as a percentage of net assets attributable to common shares)(2)
Management Fee	[	]%	[	]%
Acquired Fund Fees and Expenses(3)	[	]%	[	]%
[Interest Payments on Borrowed Funds(4)]	[	]%	[	]%
Other Expenses(5)	[	]%	[	]%
Distribution and Servicing Fee	[	]%	[	]%
Total Annual Fund Expenses	[	]%	[	]%
Expense Reimbursement(6)	[	]%	[	]%
Total Annual Fund Expenses After Expense Reimbursement	[	]%	[	]%

(1)	While Class A Shares do not impose a front-end sales charge, the Selling Agent may directly charge you a placement fee in such amount as it may determine. Please consult the Selling Agent for additional information.
(2)	Assumes the Fund raises $[ ] million in proceeds in the first 12 months resulting in estimated average net assets of approximately $[ ].
(3)	Refers to the estimated fees and expenses to be incurred by the Fund on behalf of its investments in any Portfolio Fund that is an investment company under Section 3(a) of the 1940 Act, or would be an investment company under that section but for the exception provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act, but excludes any carried interest or similar profit-based allocations that are paid solely on the realization and/or distribution of gains (or on the sum of such gains and unrealized appreciation of assets distributed in kind), as such fees and allocations for a particular period may be unrelated to the cost of investing in the Portfolio Funds. Acquired Fund Fees and Expenses can be broken down into three categories: management fees, incentive fees and operating expenses. The Portfolio Funds in which the Fund invests generally charge annual management fees ranging from [0.00]% to [2.85]% and incentive fees ranging from [0]% to [30]% of profits per annum. Operating expenses charged by the Portfolio Funds include, but are not limited to: administrative fees, professional fees (i.e., audit and legal fees), dividend expense, stock borrowing costs and other pass-through expenses associated with the trading strategies of the Portfolio Funds. Future Portfolio Funds may have fees and expenses which could be substantially different and could vary over time.
(4)	[These expenses represent estimated interest payments the Fund expects to incur in connection with its expected credit facility during the next 12 months of operations. See “Investment Program—Leverage.”]
(5)	Other Expenses are estimated for the Fund’s current fiscal year and include the expenses associated with the DRIP and other expenses relating to the operation of the Fund, including offering expenses, professional fees, administrative fees, and other general and administrative costs.
(6)	[The Adviser has contractually entered into the Expense Reimbursement Agreement with the Fund for the Reimbursement Period, under which the Adviser agrees that it will, with respect to the relevant month, pay, absorb or reimburse the Fund’s Management Fee and Other Expenses to the extent that the Management Fee and Other Expenses in the aggregate are equal to or are less than [ ]% per annum of the Fund’s average monthly net assets. For purposes of the Expense Reimbursement Agreement, Expense Reimbursement Payments (including any excess Expense Reimbursement Payments carried over from prior periods) will reduce the Expense Reimbursement Amount, but not below $0. The Adviser may recoup expenses paid, absorbed or reimbursed pursuant to the Expense Reimbursement Agreement for a period of three years from the date of the waiver or reimbursement, provided that such amounts recouped do not cause the Fund to bear Management Fees and Other Expenses in excess of the amount borne at the time such expenses were paid, absorbed or reimbursed. The Adviser may recalculate and extend the Reimbursement Period for the Fund on an annual basis.]

EXAMPLE:

The following table example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of Shares. In calculating the following expense amounts, the Fund has assumed that: (1) annual operating expenses and offering expenses remain at the levels set forth in the table above, except to reduce annual expenses upon completion of organization and offering expenses, (2) the annual return before fees and expenses is 5.0%, (3) the net return after payment of fees and expenses is distributed to shareholders and reinvested at NAV; (4) a shareholder’s financial intermediary does not directly charge you transaction or other fees; and (5) the Expense Reimbursement has been applied through the first year. You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

Class A

1 year		3 years		5 years		10 years
$	[ ]	$	[ ]	$	[ ]	$	[ ]

Class I

1 year		3 years		5 years		10 years
$	[ ]	$	[ ]	$	[ ]	$	[ ]

The examples should not be considered a representation of future expenses and actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example. In addition to the fees and expenses described above, you may also be required to pay a placement fee on purchases of Shares of the Fund, which is not reflected in the example.

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Fund Expenses,” “Advisory Agreements—Management Fee” and “Plan of Distribution.”

THE FUND

The Fund, which is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act, was organized as a Delaware statutory trust on March 13, 2026.

The Fund’s principal office is located at 60 East 42nd Street, New York, New York 10165, and its telephone number is (212) 994-7400. Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement. Investment sub-advisory services are provided to the Fund by the Sub-Adviser pursuant to the Investment Sub-Advisory Agreement. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Board of Trustees. See “Management of the Fund.”

Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market for the Shares to develop in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a closed-end fund listed on a securities exchange or an open-end fund, is not a liquid investment. To provide a limited degree of liquidity to Shareholders, beginning no later than the [  ] quarter of 202[7], the Adviser will recommend to the Board of Trustees (subject to the Board of Trustees’ discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed [5]% of the Fund’s net asset value.

THE OFFERING

Acceptance and Timing of Purchase Orders

The Fund seeks to raise an unlimited amount of equity capital through private placements on a continuous basis through the sale of Shares. Class A Shares are offered at the then-current net asset value per Share as of the date on which the purchase order is accepted. Class I Shares are offered at the then-current net asset value per Share as of the date on which the purchase order is accepted.

No upfront selling commission, dealer manager fees, or other similar placement fees will be paid to the Fund or the Distributor with respect to Class A and Class I Shares. The Selling Agent, however, may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as the Selling Agent may determine. Such fees are not paid to the Fund or the Distributor. The Selling Agent will not charge such fees on Class I Shares. Please consult the Selling Agent for additional information.

Shares may be purchased as of the first business day of each month based upon the Fund’s then current net asset value. Each date on which Shares are delivered is referred to as a “Closing Date.” While the Fund intends to have monthly closings, the Board of Trustees reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund. Each prospective investor will be required to complete an investor application certifying that the Shares being purchased are being acquired by an Eligible Investor (as defined herein). The investor must submit a completed investor application form [   ] business days before the applicable purchase date (although the Fund, in its sole discretion, may waive the [   ] business days requirement from time to time). All purchases are subject to the receipt of immediately available funds no later than [   ] days prior to the applicable purchase date in the full amount of the purchase (to enable the Fund to invest the proceeds in Portfolio Funds as of the applicable purchase date). An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month. Prior to the receipt and acceptance of the investor application, an investor’s funds will be held in escrow in an [interest-bearing] account.

Following the acceptance by the Fund of a subscription agreement executed by a prospective investor and the admission of such investor to the Fund, such investor shall become a Shareholder of the Fund. The Fund and the Distributor reserve the right to reject a purchase order for any reason. Shareholders do not have the right to redeem their Shares.

Investment Minimums and Eligibility

Each investor in the Fund will be required to certify to the Fund that the Shares are being acquired for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. Investors who are “accredited investors” are referred to in this Confidential Private Placement Memorandum as “Eligible Investors.” Existing Shareholders who subscribe for additional Shares will be required to qualify as Eligible Investors at the time of each additional purchase. Qualifications that must be met in becoming a Shareholder are set out in the application form that must be completed by each prospective investor. The Selling Agent may impose additional eligibility requirements for investors who purchase Shares.

INVESTMENT PROGRAM

Investment Objective and Philosophy

The Fund’s investment objectives are to seek long-term capital appreciation and income generation across market cycles. The Fund’s investment objectives are not fundamental and may be changed by the Board of Trustees without Shareholder approval.

The Fund will invest, directly and indirectly, in a portfolio of Alternative Strategies across a variety of asset classes, strategies, geographies, and vintages. Through these investments, the Fund is designed to provide investors with exposure to Alternative Strategies through a curated portfolio constructed and actively managed by the Sub-Adviser.

Shares generally will be sold in comparatively large minimum denominations to eligible high net worth individual and institutional investors.

Alternative Strategies have the potential to offer attractive opportunities for long-term investors, providing exposure to asset classes, investment strategies and return streams that may not be available in public markets.

The Sub-Adviser approaches Alternative Strategies through an investment framework that emphasizes (1) alignment between macroeconomic conditions and underlying investment strategies, (2) differentiated drivers of return, and (3) disciplined portfolio construction. The Fund implements this approach through investments drawn from strategies available on the Sub-Adviser’s platform. Portfolio positioning reflects both cyclical developments in the economic environment, including the stage of the economic cycle and prevailing financial conditions, and longer-term structural forces shaping the alternative asset opportunity set.

The Fund intends to invest in: (i) Private Funds; (ii) Registered Funds, as well as BDCs; (iii) primary investments in REITs; (iv) direct investments in the equity and/or debt of operating companies, projects, or properties, typically by co-investing alongside investment managers; and (v) investments in daily liquid money market funds. Together, the Private Funds, Registered Funds, BDCs and REITs are broadly referred to as “Portfolio Funds,” and the investment managers of the Portfolio Funds are referred to as the “Portfolio Fund Managers.” See “—Portfolio Fund Manager Selection” for information regarding the Fund’s universe of investable strategies.

The Fund does not presently intend to invest in affiliated Portfolio Funds. Portfolio Funds may be domiciled in U.S. or non-U.S. jurisdictions and may be held within broader private investment vehicles. While the Fund may invest in foreign Portfolio Funds and Portfolio Funds with exposure to developed and emerging market issuers, the Fund does not intend to invest directly in underlying private companies or loans within developed or emerging markets.

The Fund has voluntarily adopted a fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets (measured at the time of purchase) plus the amount of any borrowings for investment purposes in “Alternative Strategies,” which the Fund defines to include direct and indirect investments of any type in securities, funds, and other assets that are not traded on public exchanges, including (without limitation) private equity, private credit and real assets (including real estate, general infrastructure, energy infrastructure, agriculture and other natural resources such as timberland, mining, and metals), and other privately offered pooled investment vehicles employing hedged, relative value, structured credit and other absolute return and/or income-generating strategies (the “80% investment policy”). This policy may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. The Fund also defines Alternative Strategies to include Portfolio Funds, which may or may not be registered or regulated under the 1940 Act, that invest in private investments and/or deploy Alternative Strategies. The Fund’s investments in derivatives will be counted toward the Fund’s 80% investment policy to the extent that such investments provide exposure to market risk factors associated with Alternative Strategies. Cash and cash equivalents in support of unfunded commitments to Alternative Strategies are counted toward the Fund’s 80% investment policy with respect to investments in Alternative Strategies. The Fund may hold a significant portion of its assets in cash and cash equivalents in support of unfunded commitments.

The Fund defines Alternative Strategies to include (without limitation) investments of any type across these asset classes:

•	Private Equity: Investments typically made in private companies through privately negotiated transactions, including buyout, venture capital, and growth equity investments, as well as LP- and GP-led secondary transactions.

•	Private Credit: Loans and similar investments typically made in private companies that are negotiated directly with the borrower, including first- and second-lien senior secured loans, unitranche debt, unsecured debt, and structurally subordinated debt. The universe also includes asset-backed financing, where collateral may consist of assets such as real estate, aviation, or litigation-related claims.

•	Real Assets: A broad category of equity investments in private assets such as real estate, infrastructure (including energy), agriculture and other natural resources such as timberland, mining, and metals, typically characterized by income generation, potential for capital appreciation, and a degree of protection against rising inflation.

•	Other Alternative Investments: Investments in securities, funds, and/or strategies that do not fall neatly within the categories described above but are consistent with the Fund’s investment objectives.

The Fund’s overall asset allocation across private equity, real assets and private credit reflects the Sub-Adviser’s assessment of macroeconomic conditions and structural developments shaping the opportunity set across Alternative Strategies.

In addition, the Fund may invest a portion of its assets in temporary investments pending distributions to Shareholders or to pay Fund expenses and may make other investments in addition to those discussed above, subject to its 80% investment policy and applicable law.

Portfolio Fund Manager Selection and Co-Investment Opportunities

Portfolio Funds and Co-Investment opportunities with Portfolio Fund Managers can take many forms, investing across different asset classes, strategies, and investment structures, and Portfolio Fund Managers may pursue either specialized strategies or broader mandates within alternative asset markets. The Sub-Adviser believes that effective selection of Portfolio Fund Managers and evaluation of Co-Investment opportunities require evaluating both the quality of an investment strategy and the role it may play within the Fund’s broader portfolio.

The Sub-Adviser conducts Portfolio Fund Manager and Co-Investment opportunity selection with a view toward identifying strategies whose underlying drivers of return are clearly defined and differentiated, and whose investment approach is consistent with the Sub-Adviser’s broader assessment of macroeconomic conditions and structural developments across alternative asset markets. The Sub-Adviser also evaluates the economic exposures of a strategy and how those exposures may interact with other investments of the Fund. The Sub-Adviser will have exclusive decision-making authority with respect to the Fund’s participation in Co-Investment opportunities.

Among the key considerations evaluated by the Sub-Adviser when selecting or comparing Portfolio Funds and Co-Investment opportunities are the following:

•	Investment Track Record and Process: The Sub-Adviser evaluates the historical performance of a strategy with particular emphasis on understanding how returns have been generated and whether the underlying investment process demonstrates consistency and repeatability over time. Strategies whose sources of return are driven by a limited number of clearly identifiable factors, and whose outcomes have exhibited relatively low variability across market environments, may provide greater confidence in the durability of the investment approach. Particular attention may also be given to how a strategy has performed during periods of market stress or other left-tail environments.

Where a Portfolio Fund Manager manages a newer vehicle, the Sub-Adviser may consider the performance of comparable strategies managed by the same investment team or within a similar investable universe. In certain circumstances, the Sub-Adviser may also invest in newly established vehicles launched by experienced Portfolio Fund Managers with demonstrated track records in related strategies, which may allow the Fund to access high-quality Portfolio Fund Managers during earlier stages of a strategy’s development before strategies become capacity constrained.

•	Experience and Stability of the Investment Team: The experience, cohesion, and depth of the investment team are important factors in assessing a Portfolio Fund Manager’s ability to execute its strategy across different market environments. Teams with a history of working together and with clearly defined decision-making processes may provide greater confidence in the consistency of investment executions. The Sub-Adviser may also consider the intellectual culture of the investment team, including the extent to which investment professionals maintain disciplined underwriting standards, apply analytical rigor, and approach investment decisions with constructive skepticism and a willingness to continually question assumptions.

•	Sourcing and Origination Capabilities: Access to differentiated investment opportunities is often a key driver of outcomes in alternative asset markets. The Sub-Adviser evaluates the sourcing capabilities of Portfolio Fund Managers, including their ability to originate transactions, maintain strong industry relationships, and sustain a consistent pipeline of investment opportunities. Particular consideration may also be given to Portfolio Fund Managers with demonstrated access to high-quality or capacity-constrained opportunities that may not be broadly available to investors.

•	Strategy Design and Portfolio Construction Discipline: The Sub-Adviser evaluates how Portfolio Fund Managers construct and manage their portfolios, including their approach to position sizing, risk management, and the identification of underlying drivers of return. Particular consideration is given to how Portfolio Fund Managers analyze and manage the economic exposures embedded within their portfolios and whether those exposures remain intentional as investments are added over time. The Sub-Adviser also evaluates how Portfolio Fund Managers maintain portfolio discipline as capital flows into a strategy and whether the resulting portfolio construction supports differentiated sources of return and resilience across changing market environments.

•	Liquidity Management: Certain Portfolio Funds may offer investors limited periodic liquidity, typically through share repurchase programs conducted on a quarterly basis. To facilitate this capability, such funds may maintain a portion of their assets in more liquid investments, sometimes referred to as a “liquidity sleeve.” The Sub-Adviser evaluates how Portfolio Fund Managers approach liquidity management and the potential implications for portfolio construction and investment strategy.

Approaches to Portfolio Construction

In constructing the Fund’s portfolio, the Sub-Adviser seeks to combine strategies with complementary sources of return with the objective of building a portfolio that is resilient across a range of market environments. Different alternative asset strategies exhibit distinct economic sensitivities and return profiles and may perform differently across economic and market cycles.

Portfolio positioning reflects the Sub-Adviser’s assessment of macroeconomic conditions as well as longer-term structural developments shaping alternative asset markets, balancing cyclical swings and structural convictions. At certain points in the cycle, this may lead the Fund to increase its emphasis on strategies oriented towards income generation and absolute return. At other times, the opportunity set may favor increased exposure to strategies more directly linked to global economic growth. Rather than relying solely on broad diversification, the Sub-Adviser evaluates how individual Portfolio Funds interact within the broader portfolio and how their underlying economic exposures may behave under different market conditions. Allocating across multiple Portfolio Funds may also help mitigate the potential liquidity risk associated with any single Portfolio Fund. The Sub-Adviser is responsible for allocating and re-allocating the Fund’s capital and for constructing and maintaining the Fund’s portfolio. All capital allocation decisions—including subscriptions to, redemptions from, and the selection or removal of Portfolio Funds as well as the selection of Co-Investment opportunities—are made by the Sub-Adviser.

Portfolio Fund Managers are selected following a review of the universe of investable strategies across alternative asset markets. In evaluating potential investments, the Sub-Adviser considers a range of factors that may include a Portfolio Fund Manager’s track record, the experience and stability of the investment team, the robustness and repeatability of the investment process, business and operational considerations, and the potential role of the strategy within the Fund’s overall portfolio.

Under normal circumstances, the Sub-Adviser may limit the universe of investable strategies to those Portfolio Funds to those whose Portfolio Fund Managers agree to make Expense Reimbursement Payments to the Administrative Agent. See “Risk Factors,” “Administration Support Agreement and Expense Reimbursement Agreement,” and “Conflicts of Interest—Selection of Portfolio Fund Managers” for more information.

Leverage

The Fund may borrow money in connection with its investment activities—i.e., the Fund may utilize leverage. In addition, the Fund may borrow money through a credit facility or other arrangements to manage timing issues associated with new and existing investments (e.g., to provide the Fund with temporary liquidity to invest in new Portfolio Funds or to satisfy capital calls from existing Portfolio Funds in advance of the Fund’s receipt of proceeds from existing Portfolio Funds).

The 1940 Act requires the Fund, as a registered investment company, to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness at that time may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends generally may not be declared if this Asset Coverage Requirement is breached under certain circumstances.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an asset coverage of at least 200%. Asset coverage for preferred shares means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. In addition, (i) preferred shareholders must have the same voting rights as the Shareholders of the Fund’s common shares (one share one vote); and (ii) preferred shareholders must have the right, as a class, to elect two Trustees to the Board of Trustees.

The Portfolio Funds may also utilize leverage in their investment activities. Borrowings by Portfolio Funds may not be subject to an asset coverage requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds and the volatility of the value of Shares may be great, especially during times of a “credit crunch” and/or general market turmoil. In general, the use of leverage by the Portfolio Funds or the Fund may increase the volatility of the interests in the Portfolio Funds or the Fund. See “Risk Factors—Investment Related Risks—Leverage Utilized by the Fund.”

RISK FACTORS

The below discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund, as the above discussion does not address unknown risks that may be material to the Fund. Prospective investors should read this entire Confidential Private Placement Memorandum and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Confidential Private Placement Memorandum. The Fund will update this Confidential Private Placement Memorandum to account for any material changes in the risks involved with an investment in the Fund.

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund generally employs a “fund-of-funds” investment strategy pursuant to which the Sub-Adviser allocates assets for investment in certain Portfolio Funds. However, to the extent that the Fund receives in-kind distributions from Portfolio Funds, the Sub-Adviser may trade those positions, and the Sub-Adviser may also serve as a submanager to Portfolio Funds in which the Fund invests. References herein that relate to the Portfolio Funds and Portfolio Fund Managers shall be deemed to be references to the Fund and the Sub-Adviser, respectively, and any risks borne by the individual Portfolio Funds will also be borne by the Fund. Prospective investors should carefully consider the risks involved in an investment in the Fund, including, without limitation, those discussed below. Prospective investors should consult their own legal, tax and financial advisers as to all of these risks and in determining whether an investment in the Fund is a suitable investment. In addition to the disclosure made in this section “Risk Factors,” an investment in the Fund may be subject to additional material risks that are not disclosed in this section because, among other things, such risks are not reasonably foreseeable or applicable to the Fund as of the date of this Confidential Memorandum. Such risks could have a material adverse effect on the performance of the Fund or the shareholders’ Shares in the future.

General

The value of the Fund’s total net assets may be expected to fluctuate in response to fluctuations in the value of the Portfolio Funds in which the Fund invests. Discussed below are the investments generally made by Portfolio Funds and the principal risks that the Adviser and the Sub-Adviser believe are associated with those investments. These risks will, in turn, have an effect on the Fund. The Fund does not currently intend to make other types of direct investments, except that, in response to adverse market, economic or political conditions, the Fund may invest temporarily in high quality fixed income securities, money market instruments and unaffiliated money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Fund may also make these types of investments pending the investment of assets in the Portfolio Funds or to maintain the liquidity necessary to effect repurchases of Shares.

General Investment Related Risks

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. A Portfolio Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. The Fund’s performance depends upon the Sub-Adviser’s selection of Portfolio Funds, the allocation of offering proceeds thereto and the performance of the Portfolio Funds. The Portfolio Funds’ investment activities involve the risks associated with private equity, private credit and real assets investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies of the Portfolio Funds, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors including environmental negligence which are beyond the control of the Fund or the Portfolio Funds.

Unexpected volatility or lack of liquidity, such as the general market conditions that had prevailed in 2008, could impair the Fund’s profitability or result in it suffering losses.

No Operating History. The Fund is a non-diversified, closed-end management investment company with no performance history that a Shareholder can use to evaluate the Fund’s investment performance. The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. In addition, the Portfolio Funds may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance. Portfolio Funds may also face competition from other investment funds which may be more established, have larger capital bases and have advisers with larger numbers of qualified management, investment and technical personnel.

Past Performance is not Indicative of Future Results. Investors and prospective investors are cautioned that the past performance of the Fund, the Adviser, the Sub-Adviser and the Portfolio Funds is not indicative of the future results of the Fund.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. Similarly, identification of attractive investment opportunities by Portfolio Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Portfolio Fund Manager, a Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed or advised by the Adviser, the Sub-Adviser or their affiliates may seek investment opportunities similar to those the Fund may be seeking. The Adviser and the Sub-Adviser will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles. Currently, the Fund’s universe of investable strategies is limited to those Portfolio Funds on the Rockefeller Platform. The Fund may limit its investments in Portfolio Funds to those whose Portfolio Fund Managers have agreed to use their own resources to make Expense Reimbursement Payments to the Administrative Agent in respect of the Fund’s investment in the Portfolio Fund, which could limit the availability of the investable strategies of the Fund, potentially inhibiting the Fund’s ability to pursue its investment strategies in whole or in part. Such limits could cause the Fund to have lower returns than if it had a larger universe of investable strategies.

Leverage Utilized by the Fund. The Fund may borrow money in connection with its investment activities—i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility or other arrangements to fund investments in the Portfolio Funds up to the limits of the Asset Coverage Requirement. The Fund may also borrow money through a credit facility or other arrangements to manage timing issues in connection with the acquisition of its investments (e.g., to provide the Fund with temporary liquidity to invest in new Portfolio Funds or to satisfy capital calls from existing Portfolio Funds in advance of the Fund’s receipt of proceeds from existing Portfolio Funds). See “Investment Program—Leverage.”

The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s interest in a Portfolio Fund purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” or during general market turmoil. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Portfolio Funds at inopportune times, which may further depress the returns of the Fund.

The 1940 Act requires a registered investment company to satisfy an Asset Coverage Requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This Asset Coverage Requirement means that the value of the investment company’s total indebtedness at that time may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends generally may not be declared if this Asset Coverage Requirement is breached under certain circumstances.

Sector Concentration. A Portfolio Fund may concentrate its investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by a Portfolio Fund. In addition, the investments of such Portfolio Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Risks Related to the Operations and Structure of the Fund and the Portfolio Funds

Limited Liquidity. Shares are not freely transferable. No Shareholder has the right to require the Fund to repurchase his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. No assurances can be given that the Fund will offer to repurchase Shares in any given quarter. There is no minimum number of Shares which must be repurchased in any repurchase offer. The Fund has no obligation to repurchase Shares at any time, and any repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion.

In certain circumstances, including, without limitation, where the Fund is unable to liquidate sufficient assets to make payments to a shareholder in connection with a repurchase request on a timely basis, or where the disposal of part or all of the Fund’s assets to meet such requests would not be reasonable or practicable or would be prejudicial to the shareholders (e.g., where the Adviser and Sub-Adviser believe that financial information related to a Portfolio Fund may be subject to material adjustment), the Fund may also suspend repurchases, in full or in part, or the payment of repurchase proceeds. Thus, an investment in the Fund is suitable only for sophisticated shareholders who do not require immediate liquidity for their investment.

In addition, the Fund may have limited rights pursuant to which it may redeem, transfer or otherwise liquidate its investments in Portfolio Funds. For instance, Portfolio Funds generally have scheduled dates for redemptions or withdrawals, lock up periods, advance notice requirements, limitations on amounts that may be redeemed or withdrawn by one or more investors and the authority to suspend redemption or withdrawal privileges under certain circumstances that may make it extremely difficult for the Adviser and Sub-Adviser to liquidate the Fund’s investment in a particular Portfolio Fund as of a desired date. In addition, the Fund may incur charges or fees to redeem or withdraw its investment in a Portfolio Fund that may result in a significant expense to the Fund.

During the financial market crisis of 2008-2009, a number of private investment funds adopted or otherwise implemented liquidity constraints, such as “gates,” “side pockets,” suspension of redemptions/NAV calculations, redemptions in-kind, special liquidity vehicles, lock-ups, redemption fees and less frequent redemption rights. The Adviser and Sub-Adviser have no control over the liquidity of the Portfolio Funds.

To the extent that a material portion of the Fund’s assets are allocated to Portfolio Funds that limit or suspend redemptions, the Fund will likely be unable to redeem from such Portfolio Funds for an extended period of time notwithstanding a desire to do so. Such inability to redeem from such funds could expose the Fund to losses it may have avoided if it had been able to redeem from such Portfolio Funds.

The complicated and often protracted process of redeeming from Portfolio Funds could hinder the Fund’s ability to meet redemption requests from shareholders in a timely manner, as well as the Fund’s ability to adjust its Portfolio Fund allocations. It could also cause the Fund to become unbalanced in the event the Fund redeems from its more liquid Portfolio Funds to fund the Fund’s redemptions or expenses.

In certain cases, other investors in the Portfolio Funds may have preferential redemption rights as compared to the Fund, the exercise of which could materially adversely affect the Fund’s investment(s) in such Portfolio Funds.

Classes of Shares are Not Separate Legal Entities. Although shareholders of the Fund may hold separate series or classes of shares, the Fund is a single legal entity and creditors of the Fund may enforce claims against all assets of the Fund. Thus, all assets of the Fund may be available to meet all liabilities of the Fund regardless of whether any particular liability is attributable to only one or fewer than all classes or series of shares. As an investor in Portfolio Funds, the Fund will be subject to these same risks with respect to each Portfolio Fund in which the Fund invests.

Operational Risk. The Fund depends on Portfolio Fund Managers to maintain appropriate procedures to control operational risk. Operational risks include, for example, mistakes made in the confirmation or settlement of transactions, transactions not being properly booked, evaluated or accounted for or other similar disruptions in a Portfolio Fund’s operations that may cause a Portfolio Fund to suffer financial loss, disruption of its businesses, liability to clients or third parties, regulatory intervention or reputational damage. A Portfolio Fund’s business may be highly dependent on its and its service providers’ ability to process, on a daily basis, a large number of transactions across numerous and diverse markets. Consequently, Portfolio Funds may rely heavily on financial, accounting and other data processing systems. Portfolio Funds depend on these systems to operate without material problems, although problems will arise from time to time and may have a material adverse effect on a Portfolio Fund.

Systems Risks. Portfolio Fund Managers rely on service providers to maintain appropriate systems to facilitate their activities. Portfolio Fund Managers may rely extensively on computer programs and systems to trade, clear and settle securities transactions, to evaluate certain securities based on real-time trading information, to monitor a Portfolio Fund’s portfolio and net capital, and to generate risk management and other reports that may be critical to oversight of a Portfolio Fund’s activities. In addition, certain of the Portfolio Fund Managers’ operations may interface with or depend on systems operated by third parties, including prime brokers, securities exchanges and other types of trading systems, market counterparties, custodians and other service providers. Portfolio Fund Managers may not be in a position to verify the risks or reliability of such third-party systems. Furthermore, these programs or systems may be subject to defects, failures or interruptions, including, without limitation, those caused by computer “worms,” viruses and power failures. Any such defect or failure could have a material adverse effect on a Portfolio Fund. For example, such failures could cause the settlement of trades to fail, lead to inaccurate accounting, recording or processing of trades, and cause inaccurate reports, which may affect a Portfolio Fund Manager’s ability to monitor a Portfolio Fund’s investment portfolios and risks.

Borrowing for Operations. The Fund has, and Portfolio Funds may have, the authority to borrow money for cash management purposes (including for purposes of making an investment in anticipation of additional subscriptions or where the Fund has made a redemption request from one or more Portfolio Funds but has not yet received the redemption proceeds) and to meet redemptions or withdrawals that would otherwise result in the premature liquidation of their investments. The use of short-term borrowing creates several additional risks. For example, if a Portfolio Fund is unable to service the debt, a secured lender could liquidate a Portfolio Fund’s position in some or all of the financial instruments that have been pledged as collateral and cause the Portfolio Fund to incur significant losses. The occurrence of defaults may trigger cross-defaults under the Portfolio Fund’s agreements with other brokers, lenders, clearing firms or other counterparties, creating or increasing a material adverse effect on the performance of the Fund. The amount of debt which any Portfolio Fund may have outstanding at any time may be large in relation to its assets. Consequently, operating results will depend on interest rates and other terms on which the Portfolio Funds can borrow. There may be no restriction on the level of debt that the Portfolio Funds may incur for their operations. (See “Risk Factors—Risks Relating to the Fund’s Investment Strategy—Leverage Related to Investments.”)

Accounting and Determination of Net Asset Value. Generally, the Fund’s accounting is in accordance with generally accepted accounting principles (“GAAP”). GAAP requirements with respect to certain matters, such as the estimated fair value of certain types of assets and the timing of recognition of income or unrealized gains or losses, may not be reflective of the liquidation value of the Fund’s portfolio if the Fund’s portfolio had to be liquidated rather than managed as an ongoing investment portfolio. Moreover, GAAP valuations may not reflect the value at which an investment can be realized at any particular point in time. Depending on the circumstances, such discrepancies can be viewed as positively or negatively affecting shareholders and prospective investors. For example, subscribing shareholders may benefit from purchasing Shares, in effect, at a discount to the potential value they represent if the NAV of the Fund, determined in accordance with GAAP, is lower than the potential realizable value of the portfolio. Alternatively, shares may be repurchased at a NAV that does not reflect the potential value of the interest in the Fund. Changes to accounting standards, policies or practices could have similar effects or magnify such effects. The accounting and determination of NAV per share for each Portfolio Fund will generally be determined in accordance with GAAP or International Financial Reporting Standards, and will be subject to the same types of risks discussed above. (See “Risk Factors—Risks Related to Interests in Portfolio Funds—Valuation of the Fund’s Interests in the Portfolio Funds”)

No Independent Experts Representing Investors. The Adviser has consulted with counsel and other experts regarding the formation and operation of the Fund. No counsel has been appointed to represent investors or prospective investors in connection with the organization of the Fund, negotiation of its business terms, the offering of the Shares or in respect of the Fund’s ongoing operations. Prospective investors must recognize that, as they have had no representation in the organization process, the terms of the Fund relating to themselves and the Shares have not been negotiated at arm’s length.

As a public reporting company, the Fund is subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect the Fund. As a public reporting company, the Fund is subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. The Fund’s management is required to report on internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. The Fund is required to review on an annual basis internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in internal control over financial reporting. Maintaining an effective system of internal controls may require significant expenditures, which may negatively impact financial performance and ability to make distributions. This process also will result in a diversion of the Fund’s management’s time and attention. We cannot be certain of when the Fund’s evaluation, testing and remediation actions will be completed or the impact of the same on the Fund’s operations. In addition, the Fund may be unable to ensure that the process is effective or that the Fund’s internal controls over financial reporting is or will be effective in a timely manner. In the event that the Fund is unable to maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, the Fund may be adversely affected.

The Fund’s independent registered public accounting firm will not be required to formally attest to the effectiveness of the Fund’s internal control over financial reporting until there is a public market for the Fund’s Common Shares, which is not expected to occur.

The Fund, Adviser, and Sub-Adviser could be the target of litigation or regulatory investigations. The Fund, as well as the Adviser, Sub-Adviser and their affiliates participate in a highly regulated industry and are each subject to regulatory examinations in the ordinary course of business. There can be no assurance that the Fund and the Adviser, Sub-Adviser and/or any of its affiliates will avoid regulatory investigation and possible enforcement actions stemming therefrom. The Fund’s Adviser and Sub-Adviser are registered investment advisers and, as such, are subject to the provisions of the Advisers Act. The Fund, Adviser, and Sub-Adviser are each, from time to time, subject to formal and informal examinations, investigations, inquiries, audits and reviews from numerous regulatory authorities both in response to issues and questions raised in such examinations or investigations and in connection with the changing priorities of the applicable regulatory authorities across the market in general.

The Adviser, Sub-Adviser, its affiliates and/or any of their respective principals and employees could also be named as defendants in, or otherwise become involved in, litigation. Litigation and regulatory actions can be time-consuming and expensive and can lead to unexpected losses, which expenses and losses are often subject to indemnification by the Fund. Legal proceedings could continue without resolution for long periods of time and their outcomes, which could materially and adversely affect the value of the Fund or the ability of the Fund’s Adviser and Sub-Adviser to manage us, are often impossible to anticipate. The Adviser and Sub-Adviser would likely be required to expend significant resources responding to any litigation or regulatory action related to it, and these actions could be a distraction to the activities of the investment advisers.

Risks Related to Interests in the Portfolio Funds

General Economic and Market Conditions. The success of the Portfolio Funds’ activities will be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, market disruptions and recessionary concerns. These factors may affect the level and volatility of securities prices and the liquidity of the Portfolio Fund’s investments. Volatility or illiquidity could impair the Portfolio Fund’s profitability or result in losses.

Portfolio Funds may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets; the larger the positions, the greater the potential for loss.

Valuation of the Fund’s Interests in the Portfolio Funds. The valuation of the Fund’s investments in Non-Traded Portfolio Funds will be determined based upon valuations provided by the Non-Traded Portfolio Funds. While many Non-Traded Portfolio Fund Managers with which the Sub-Adviser intends to invest provide valuations on a monthly basis, certain Non-Traded Portfolio Fund Managers may only provide valuations on a quarterly basis, whereas the Fund will provide valuations, and will issue Shares, on a monthly basis. Certain Non-Traded Portfolio Funds will invest a large percentage of their assets in securities that will not have a readily ascertainable market price and will be fair valued by the respective Non-Traded Portfolio Fund Manager. In this regard, a Non-Traded Portfolio Fund Manager may face a conflict of interest in valuing the securities held by the relevant Non-Traded Portfolio Fund, as their value may affect the Non-Traded Portfolio Fund’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Non-Traded Portfolio Fund, the accuracy of the valuations provided by the Non-Traded Portfolio Funds, that the Non-Traded Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Non-Traded Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. To the extent that the Fund does not receive timely information from a Non-Traded Portfolio Funds regarding their valuations, the Fund’s ability to accurately calculate its net asset value will likely be impaired. As a result, a Non-Traded Portfolio Fund’s valuation of its securities may fail to match the amount ultimately realized with respect to the disposition of such securities by the Fund.

The Fund and the Adviser may use independent pricing services to assist in calculating the value of the Fund’s securities, including illiquid investments. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. A Portfolio Fund’s information could also be inaccurate due to fraudulent activity, misvaluation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

The Fund relies primarily on information provided by Portfolio Fund Managers of Private Funds in valuing the Fund’s investments in such funds. There is a risk that inaccurate valuations provided by Portfolio Fund Managers of Private Funds could adversely affect the value of the Fund’s Shares. In addition, there can be no assurance that a Portfolio Fund Manager of a Private Fund will provide advance notice of any material change in such Private Fund’s investment program or policies; therefore, the Fund may be subject to additional risks, which may not be promptly identified by the Adviser or Sub-Adviser.

Valuations Subject to Adjustment. The Adviser determines the Fund’s month-end net asset value based upon the valuations reported by the Portfolio Funds, which, as discussed above, may include quarterly valuations by certain Non-Traded Portfolio Funds that may not reflect market or other events occurring subsequent to the quarter-end. The Adviser will fair value the holdings in such Non-Traded Portfolio Funds to reflect such events, consistent with the Fund’s valuation policies; however, there is no guarantee that the Adviser will correctly fair value such investments. Additionally, the valuations reported by such Non-Traded Portfolio Funds may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of a Non-Traded Portfolio Fund may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of such Non-Traded Portfolio Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds received by Shareholders of the Fund who had their Shares repurchased prior to such adjustments. As a result, to the extent that such subsequently adjusted valuations from a Non-Traded Portfolio Fund or revisions to the net asset value of a Non-Traded Portfolio Fund adversely affect the Fund’s net asset value, the remaining outstanding Shares may be adversely affected by the Fund’s prior repurchases of Shares repurchased at a net asset value higher than the adjusted amount, to the benefit of the Shareholders who had their Shares repurchased. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Expense Reimbursement Payments. The Administrative Agent intends to enter into Tri-Party Administrative Support Agreements with certain Portfolio Fund Managers pursuant to which such Portfolio Fund Managers will use their own resources to make Expense Reimbursement Payments to the Administrative Agent in respect of the Fund’s investment in the Portfolio Funds.

Indemnification of Portfolio Funds, Portfolio Fund Managers and Others. The Fund may agree to indemnify certain of the Portfolio Funds and their respective managers, officers, directors and affiliates from any liability, damage, cost or expense arising out of, among other things, acts or omissions undertaken in connection with the management of the Portfolio Funds. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

Termination of the Fund’s Interest in a Portfolio Fund. A Portfolio Fund may, among other things, terminate the Fund’s interest in that Portfolio Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Portfolio Fund or if the continued participation of the Fund in the Portfolio Fund would have a material adverse effect on the Portfolio Fund or its assets.

Investments in Non-Voting Stock; Inability to Vote. The Fund intends to hold its interests in Portfolio Funds in nonvoting form or limit its voting rights to a certain percentage. Where only voting securities are available for purchase, the Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish or limit the right to vote in respect of its investment. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Fund contractually forgoes the right to vote Portfolio Fund securities, the Fund will not be able to vote or may be able to vote only to a limited extent on matters that may be adverse to the Fund’s interests. As a result, the Fund’s influence on a Portfolio Fund could be diminished, which may consequently adversely affect the Fund and its Shareholders.

Independence of Portfolio Funds. The Adviser and the Sub-Adviser do not currently, and do not expect to, exercise control over any of the Portfolio Funds, their choice of investments and other investment decisions. The Sub-Adviser invests the assets of the Fund in part based on written descriptions of the Portfolio Fund’s strategy and written disclosures from the Portfolio Fund which may provide, among other things, investment guidelines and parameters by which the Portfolio Fund is invested.

Limited Operating History of Portfolio Funds. Many of the Portfolio Funds may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Sub-Adviser to evaluate past performance or to validate the investment mandates of such Portfolio Funds will be limited.

Diversification Policies; Concentration of Holdings. The Fund seeks to diversify its assets through investments with various Portfolio Funds. However, Portfolio Fund Managers may have no formal guidelines for diversification and may pursue limited or concentrated or undiversified investment strategies. As a result, despite its investment in multiple Portfolio Funds, the Fund’s portfolio could become significantly concentrated in a limited number of issues, types of investments, industries, sectors, strategies, countries or geographic regions. Similarly, a Fund investment in a co-investment opportunity, or Sub-Adviser implemented direct trade, generally will not itself be a diversified investment. Any such concentration of risk may increase losses suffered by the Fund. In addition, the Fund’s returns may be adversely affected by the unfavorable performance of a single investment by a Portfolio Fund or the Fund.

Leverage Related to Investments. Portfolio Funds may obtain leverage by, among other methods, borrowing, purchasing securities on margin and purchasing or entering into derivative instruments that are inherently leveraged, such as options, futures, forward contracts, repurchase and reverse repurchase agreements and swaps. The amount of leverage used by a Portfolio Fund may, at any time, be substantial in relation to its capital. Although leverage may increase profits, it exposes Portfolio Funds to credit risk, greater market risks and higher current expenses. The effect of leverage with respect to any investment in a market that moves adversely to such investment could result in a loss to the investment portfolio of a Portfolio Fund that would be substantially greater than if the investment were not leveraged. Also, access to leverage and financing could be impaired by many factors, including market forces or regulatory changes, and there can be no assurance that a Portfolio Fund will be able to secure or maintain adequate leverage or financing.

Portfolio Fund leveraging arrangements also add expenses in the form of interest, option premiums and other charges.

Margin borrowings and transactions involving forwards, swaps, futures, options and other derivative instruments could result in certain additional risks to Portfolio Funds. In such transactions, counterparties and lenders will likely require Portfolio Funds to post collateral to support their respective obligations. Should the securities and other assets pledged as collateral decline in value, or should brokers increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), a Portfolio Fund could be subject to a “margin call,” pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged assets to compensate for the decline in value. In the event of a precipitous drop in the value of pledged securities, the Portfolio Fund might not be able to liquidate assets quickly enough to pay off the margin debt or provide additional collateral and may suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. Furthermore, secured counterparties and lenders will generally have the right to sell, pledge, rehypothecate, assign, use or otherwise dispose of collateral posted by Portfolio Funds. This could increase exposure to the risk of a counterparty default since, under such circumstances, a Portfolio Fund may be unable to recover the posted collateral promptly or may be unable to recover all of the posted collateral.

Non-Diversified Status. The Fund is a “non-diversified” management investment company for purposes of the 1940 Act, which means that it is not subject to limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such diversification standards. In addition, while the Fund is a “non-diversified” management investment company for purposes of the 1940 Act, the Fund intends to elect to be treated, and to qualify annually, as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.”

The Fund’s ability to enter into transactions with affiliates is restricted. The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the independent members of the Fund’s Board of Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be the Fund’s affiliate for purposes of the 1940 Act and generally the Fund will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board of Trustees. However, the Fund may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between the Fund’s interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in the Fund’s best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same Portfolio Fund (whether at the same or closely related times), without prior approval of the Fund’s Board of Trustees and, in some cases, the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions (including certain co-investments) with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with the Fund’s officers, Board of Trustees, Adviser or its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security from or to any fund or any portfolio company of a fund managed by the Adviser, or entering into joint arrangements such as certain co-investments with these companies or funds without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to the Fund.

Short Selling. Short selling involves selling securities which may or may not be owned by Portfolio Funds and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from a decline in the price of a particular security to the extent that such decline exceeds the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that a Portfolio Fund will be able to maintain the ability to borrow securities sold short. In such cases, a Portfolio Fund could be “bought in” (i.e., forced to repurchase securities in the open market in order to return them to the lender). In addition, there can be no assurance that the securities necessary to cover a short position will be available for purchase. In fact, purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short strategies can also be implemented synthetically through various instruments and be used with respect to indices or in the over-the-counter market and with respect to futures and other instruments. In some cases of synthetic short sales, there is no floating supply of an underlying instrument with which to cover or close out a short position and the Portfolio Funds may be entirely dependent on the willingness of over-the-counter market makers to quote prices at which the synthetic short position may be unwound. There can be no assurance that such market makers will be willing to make such quotes. Short strategies can also be implemented on a leveraged basis. Lastly, even though a Portfolio Fund secures a “good borrow” of the security sold short at the time of execution, the lending institution may recall the lent security at any time, thereby forcing a Portfolio Fund to purchase the security at the then-prevailing market price, which may be higher than the price at which such security was originally sold short by the Portfolio Fund.

During the third and fourth quarters of 2008, a number of jurisdictions, including the United States, England and Australia, imposed bans on short selling the equity securities (and in some cases derivatives linked to such securities) of financial industry firms. Regulators and legislators may, at any time, impose additional restrictions on short selling. If there are any continued or additional regulatory limitations or bans on short selling, certain strategies employed by the Portfolio Fund Managers may become uneconomical or impractical to implement, exposing the Fund to potential material losses.

Hedging Transactions. Portfolio Funds may utilize a variety of financial instruments, such as options, swaps, caps and floors, as well as futures and forward contracts and similar derivatives for hedging purposes. While Portfolio Funds may enter into hedging transactions to seek to reduce risk, such transactions may not be fully effective in mitigating the risks in all market environments, all types of undesired risk, or unidentified or unanticipated risks, which may result in losses to a Portfolio Fund. Thus, such hedging transactions may result in a poorer overall performance than if a Portfolio Fund had not engaged in such hedging transactions. Furthermore, hedging techniques involve one or more of the following risks: (i) imperfect correlation between the performance and value of the financial instrument and the value of Portfolio Fund securities or other objective of the Portfolio Fund Manager; (ii) possible lack of a secondary market for closing out a position in such financial instrument; (iii) losses resulting from interest rate, spread or other market movements not anticipated by the Portfolio Fund; (iv) the possible obligation to meet additional margin or other payment requirements, all of which could worsen a Portfolio Fund’s position; and (v) default or refusal to perform on the part of the counterparty with which a Portfolio Fund trades. Additionally, to the extent that any hedging strategy involves the use of over-the-counter (“OTC”) derivatives transactions, such a strategy would be affected by implementation of the various, and continuing promulgation of, regulations under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”). Portfolio Fund Managers may determine not to hedge against, or may not anticipate, certain risks. Portfolio Funds may also be exposed to certain risks that cannot be hedged.

Short-Term Market Considerations. Portfolio Fund Managers’ trading decisions may be made on the basis of short-term market considerations. Therefore, the portfolio turnover rate of Portfolio Funds could result in significant trading-related expenses which will ultimately be borne by the Fund.

Equity Securities. Portfolio Funds may invest in equity securities and equity derivatives. The value of these financial instruments generally will vary with the performance of the issuer and movements in the equity markets. As a result, the Fund may suffer losses if Portfolio Funds invest in equity instruments of issuers whose performance diverges from the Portfolio Fund Managers’ expectations or if equity markets generally move in a single direction and a Portfolio Fund has not hedged against such a general move. Portfolio Funds also may be exposed to risks that issuers will not fulfill contractual obligations, such as, in the case of convertible securities or private placements, delivering marketable common stock upon conversions of convertible securities and registering restricted securities for public resale.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions and that generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. The investments held by private equity funds involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return. In certain instances, a private company or other issuer may, among other things, terminate a private equity fund’s interest in that company or issuer (causing a forfeiture of all or a portion of such interest) if the private equity fund fails to satisfy any capital call by that company or issuer.

The regulatory environment for Portfolio Funds continues to evolve, and changes in the regulation of Portfolio Funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of Portfolio Funds and their investment advisers in particular, have been, at times, the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or the Adviser’s and the Sub-Adviser’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Adviser’s and the Sub-Adviser’s businesses. There can be no assurances that the Fund, the Adviser or the Sub-Adviser will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

Investments in Private Companies. Portfolio Funds may make investments in securities issued by privately held companies. Such investments involve a number of particular risks, including that: (i) private companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors such as the Fund dependent on any guarantees or collateral they may have obtained, (ii) private companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns, (iii) there may not be as much information publicly available about these companies as would be available for public companies and such information may not be of the same quality, and (iv) private companies are more likely to depend on the management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations.

Investments in Public Companies. Portfolio Funds may make investments in securities issued by publicly held companies. Such investments may subject the Fund to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Portfolio Fund to dispose of such securities at certain times, increased likelihood of shareholder litigation against such companies’ board members and increased costs associated with each of the aforementioned risks.

Other Investment Companies. The Fund may invest in the securities of other registered investment companies and BDCs to the extent that such investments are consistent with the Fund’s investment objective and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other registered investment companies and BDCs if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other registered investment companies and BDCs, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company or BDC being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one registered investment company or BDC, except as otherwise permitted by applicable regulations. The Fund may seek to rely on a rule under the 1940 Act that allows the Fund’s investments in other registered investment companies or BDCs to exceed these limits, though the Fund’s reliance on this rule is dependent on the Fund’s satisfaction of certain conditions under the rule. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Exchange-Traded Funds. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. ETF shares can trade at either a discount or premium to the ETF’s net asset value per share. If an ETF held by the Fund or a Portfolio Fund trades at a discount to net asset value, the Fund or Portfolio Fund could lose money even if the securities in which the ETF invests go up in value. There can be no assurances that an ETF’s investment objectives will be achieved, and ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including management or other fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Fixed Income Securities. Portfolio Funds may invest in bonds or other fixed income securities, including, without limitation, “higher-yielding” (including non-investment grade) debt securities. Higher-yielding debt securities are generally more volatile than, and may be subordinated to, certain other outstanding securities and obligations of the issuer which may be secured by substantially all of the issuer’s assets. The lower rating of debt obligations in the higher-yielding sector reflects a greater probability that adverse changes in the financial condition of the issuer or in general economic conditions or both may impair the ability of the issuer to make payments of principal and interest on such securities. Non-investment grade debt securities may not be protected by financial covenants or limitations on additional indebtedness. In addition, evaluating credit risk for debt securities involves uncertainty and the market for credit spreads is often inefficient and illiquid, making it difficult to accurately calculate discounting spreads for valuing financial instruments. In general, an economic recession could severely disrupt the market for debt securities, have a material adverse effect on the value of such securities and increase the incidence of default for such securities.

Debt Securities Generally. Debt securities of all types of issuers may have speculative characteristics, regardless of whether they are rated. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal in accordance with the terms of the obligations.

First Lien Senior Secured Loans, Second Lien Senior Secured Loans, Third Lien Senior Secured Loans and Unitranche Debt. It is expected that when a Portfolio Fund makes a senior secured term loan investment in an issuer, it will generally take a security interest in substantially all of the available assets of the issuer, including the equity interests of its domestic subsidiaries. However, there is a risk that the collateral securing the loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the issuer to raise additional capital, and, in some circumstances, the Portfolio Fund’s lien could be subordinated to claims of other creditors. In addition, deterioration in an issuer’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that the Portfolio Fund will receive principal and interest payments according to the loan’s terms or at all, or that it will be able to collect on the loan should it be forced to enforce its remedies. Portfolio Funds may invest in second and third lien loans, which are subject to the same investment risks generally applicable to senior loans described above. A Portfolio Fund’s second lien senior secured loans will be subordinated to first lien loans. As such, to the extent a Portfolio Fund holds second lien senior secured loans and junior debt investments, holders of first lien loans may be repaid before the Portfolio Fund in the event of a bankruptcy or other insolvency proceeding. Therefore, second and third lien loans are subject to additional risk that the cash flow of the related obligor and the property securing the second or third lien loan may be insufficient to repay the scheduled payments to the lender after giving effect to any senior secured obligations of the related obligor. This may result in an above average amount of risk and loss of principal. Finally, particularly with respect to a unitranche debt structure, unitranche debt will generally have higher leverage levels than a standard first lien term loan. Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the “first out” tranche is paid. A Portfolio Fund may participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.

Covenant-Lite Loans. A significant number of leveraged loans in the market may consist of loans that do not contain financial maintenance covenants (“Covenant-Lite Loans”). Such loans do not require the borrower to maintain debt service or other financial ratios. Ownership of Covenant-Lite Loans may expose a Portfolio Fund to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation than is the case with loans that also contain financial maintenance covenants.

Unsecured Loans. Unsecured loans are subject to the same investment risks generally applicable to loans described above but are subject to additional risk that the assets and cash flow of the related obligor may be insufficient to repay the scheduled payments to the lender after giving effect to any secured obligations of the obligor. Unsecured loans will be subject to certain additional risks to the extent that such loans may not be protected and such loans are not secured by collateral, financial covenants or limitations upon additional indebtedness. Unsecured loans are also expected to be a more illiquid investment than senior loans for this reason.

Interest Rate Risk of Fixed-Income Instruments. Changes in interest rates can affect the value of a Portfolio Fund’s investments in fixed-income instruments. Increases in interest rates may cause the value of a Portfolio Fund’s debt investments to decline. A Portfolio Fund may experience increased interest rate risk to the extent it invests, if at all, in lower-rated instruments, debt instruments with longer maturities, debt instruments paying no interest (such as zero-coupon debt instruments) or debt instruments paying non-cash interest in the form of other debt instruments.

High-Yield Bonds Risk. Bonds or other fixed-income securities that are “higher-yielding” (including non-investment grade) debt securities are generally not exchange-traded and, as a result, these securities trade in the over-the-counter marketplace, which is less transparent and has wider bid/ask spreads than the exchange-traded marketplace. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions, which could lead to the issuer’s inability to meet timely interest and principal payments. High-yield securities are generally more volatile and may or may not be subordinated to certain other outstanding securities and obligations of the issuer which may be secured by substantially all of the issuer’s assets. High-yield securities may also not be protected by financial covenants or limitations on additional indebtedness. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities may be highly leveraged and may not have available to them more traditional methods of financing. In addition, Portfolio Funds may invest in bonds of issuers that do not have publicly-traded equity securities, making it more difficult to hedge the risks associated with such investments.

Portfolio Funds may invest in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future or that are currently in default and are generally considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result only in partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Corporate Debt. Bonds, notes and debentures issued by corporations may pay fixed, variable or floating rates of interest, and may include zero-coupon obligations. Corporate debt instruments may be subject to credit ratings downgrades. Other instruments may have the lowest quality ratings or may be unrated. In addition, a Portfolio Fund may be paid interest in-kind in connection with its investments in corporate debt and related financial instruments (e.g., the principal owed to the Portfolio Fund in connection with a debt investment may be increased by the amount of interest due on such debt investment). Such investments may experience greater market value volatility than debt obligations that provide for regular payments of interest in cash and, in the event of a default, the Portfolio Fund may experience substantial losses.

ABS and MBS Generally.  The investment characteristics of asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”) differ from traditional debt securities.  Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time.

ABS and MBS Subordinated Securities.  Investments in subordinated MBS and ABS involve greater credit risk of default than the senior classes of the issue or series.  Default risks may be further pronounced in the case of MBS and ABS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans.  Certain subordinated securities absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement or equity.  Such securities, therefore, possess some of the attributes typically associated with equity investments.

Commercial MBS.  Mortgage loans on commercial properties often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity and repayment of the loan principal thus often depends upon the future availability of real estate financing from the existing or an alternative lender and/or upon the current value and salability of the real estate.  Therefore, the unavailability of real estate financing may lead to default.

Most commercial mortgage loans underlying MBS are effectively nonrecourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral.  If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the subordinated classes of the related MBS are likely to be adversely affected.  The ultimate extent of the loss, if any, to the subordinated classes of MBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed in lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property.  Foreclosure can be costly and delayed by litigation and/or bankruptcy.  Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks, and governmental disclosure requirements with respect to the condition of the property may make a third party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related MBS.  Revenues from the assets underlying such MBS may be retained by the borrower and the return on investment may be used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs.  Such diverted revenue is generally not recoverable without a court appointed receiver to control collateral cash flow.

ABS.  ABS are not secured by an interest in the related collateral.  Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of ABS backed by automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related ABS.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the ABS may not have a proper security interest in all of the obligations backing such ABS.  Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  The risk of investing in ABS is ultimately dependent upon payment of consumer loans by the debtor.

The collateral supporting ABS is of shorter maturity than certain other types of loans and is less likely to experience substantial prepayments.  ABS are often backed by pools of any variety of assets, including, for example, leases, mobile home loans and aircraft leases, which represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights.  The value of an ABS is affected by changes in the market’s perception of the asset backing the security and the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.

RMBS. Holders of RMBS bear various risks, including credit, market, interest rate, structural and legal risks.  RMBS represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans.  Such loans may be prepaid at any time.  Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed.  The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s “equity” in the mortgaged property and the financial circumstances of the borrower.  If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process, and may involve significant expenses.  Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.

Investments in RMBS may experience losses or reduced yield if, for example, (i) the borrower of an underlying residential mortgage loan defaults or is unable to make payments, (ii) the underlying residential mortgage loans are prepaid, (iii) there is a general decline in the housing market, or (iv) violations of particular provisions of certain federal laws by an issuer of RMBS limit the ability of the issuer to collect all or part of the principal of or interest on the related underlying loans.

Structured Notes.  Structured notes, variable rate MBS and ABS each have rates of interest that vary based on a designated floating rate formula or index.  The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices.  The movements in specific indices or interest rates may be difficult or impossible to hedge.

“When-Issued” and Forward Commitment Securities.  The purchase of securities on a “when-issued” basis involves a commitment by a Portfolio Fund to purchase or sell securities at a future date (typically one or two months later).  No income accrues on securities that have been purchased on a when-issued basis prior to delivery to the Portfolio Fund.  When-issued securities may be sold prior to the settlement date.  If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition, it may incur a gain or loss.  In addition, there is a risk that securities purchased on a when-issued basis may not be delivered to the Portfolio Fund.  In such cases, such Portfolio Fund, and thus the Fund, may incur a loss.

Distressed Obligations. Portfolio Funds may invest in obligations of issuers in weak financial condition and that may be experiencing considerable capital needs or negative net worth, poor operating results, or special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings. These obligations are likely to be particularly risky investments, although they also may provide the potential for correspondingly high returns. In addition, an inherent risk of investing in distressed entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be materially adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by materially adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that prospects for a successful reorganization or similar action will become available or the value of the assets collateralizing the Portfolio Funds’ investments will be adequate.

Business Development Companies. The Fund may invest in private BDCs and public BDCs. A BDC is a type of closed-end management investment company regulated under the 1940 Act. BDCs invest in diverse industries such as healthcare, chemical, manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income at the corporate level, provided the income is distributed to their shareholders and the BDC complies with the applicable requirements of Subchapter M of Subtitle A, Chapter 1 of the Code.

Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Private BDCs and public, non-traded BDCs are illiquid investments, and there is no guarantee the Fund will be able to liquidate or sell its investments in such BDCs.

Certain BDCs may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s income may fall if the interest rate on any borrowings of the BDC rises.

Real Estate Investments. The Fund may be exposed to real estate risk through its allocation to real estate Portfolio Funds. Real estate Portfolio Funds are subject to risks associated with the ownership of real estate, including (i) changes in the general economic climate (such as changes in interest rates), (ii) local real estate conditions (such as an oversupply of space or a reduction in demand for space), (iii) the quality and philosophy of management, (iv) competition (such as competition based on rental rates), (v) specific features of properties (such as location), (vi) financial condition of tenants, buyers and sellers of properties, (vii) quality of maintenance, insurance and management services, (viii) changes in operating costs, (ix) government regulations (including those governing usage, improvements, zoning and taxes), (x) the availability of financing and (xi) potential liability under environmental and other laws (such as successor liability if investing in existing entities). Certain of these developments could result from, among other things, changing tastes and preferences (such as for remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect real estate markets. The occurrence of any of the foregoing developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for real estate Portfolio Funds and other real estate-related investments. Some real estate Portfolio Funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such real estate Portfolio Fund could be unfavorably affected by the poor performance of a single investment or investment type. Real estate Portfolio Funds are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a real estate Portfolio Fund holds, which could reduce the cash flow needed to make distributions to investors of the Portfolio Fund, including the Fund. In addition, real estate Portfolio Funds may also be affected by tax and regulatory requirements impacting the real estate fund’s ability to qualify for preferential tax treatments or exemptions.

REIT Risk. The Fund may invest in private REITs and public, non-traded REITs. REITs may be affected by changes in the real estate markets generally as well as changes in the values of the properties owned by the REIT or securing the mortgages owned by the REIT. REITs are dependent upon management skill and are not diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Code and to maintain an exemption under the 1940 Act. For example, because a REIT may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status, which would have adverse tax consequences on its shareholders. Finally, certain REITs may be self-liquidating at the end of a specified term and run the risk of liquidating at an economically inopportune time.

REITs are subject to significant commissions, expenses, and organizational and offering costs that reduce the value of an investor’s (including the Fund’s) investment. REITs are not liquid, and investments in REITs may not be accessible for an extended period of time.

Redemption programs offered by REITs may have significant restrictions, such as caps on the amount of shares that can be redeemed annually, limits on the amounts and sources of funds that may be used to fund redemptions and the ability of the REIT to suspend or terminate the program at its discretion. There is no guarantee of any specific return on the principal amount or the repayment of all or a portion of the principal amount invested in REITs. In addition, there is no guarantee that investors (including the Fund) will receive distributions. Distributions from REITs may be derived from sources other than cash flow from operations, including proceeds of the REIT’s offering, from borrowings or from the sale of assets. Payments of distributions from sources other than cash flow from operations will decrease or diminish an investor’s interest. Dividends paid by REITs may vary based on economic risks, geopolitical risks, changes in the real estate market, performance of the REIT, regulatory changes and key personnel changes. Distributions from REITs can be suspended for a period of time or halted altogether.

Insurance-Related Risks. Portfolio Funds may invest in public and private insurance and reinsurance companies, catastrophe bonds, weather derivatives, life insurance policies and annuities and other financial instruments and derivatives linked to insurance and reinsurance risks and similar factors. Such investments are subject to all of the numerous inherent risks of the insurance and reinsurance industry, such as weather-related and other natural or man-made catastrophes, which are unpredictable and may result in significant losses. A significant natural disaster, such as a hurricane or earthquake, or terrorist incident, or a series of such events, could have a material adverse effect on the Fund.

Non-U.S. Risk. Certain Portfolio Funds may include assets outside of the United States. Non-U.S. securities or instruments involve certain factors not typically associated with investing in U.S. securities or instruments, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between the U.S. and non-U.S. securities markets, including higher rates of inflation, higher transaction costs and potential price volatility in, and relative illiquidity of, some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less governmental supervision and regulation in some countries; (v) certain economic, social and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability, including the risk of sovereign defaults, and the possibility of expropriation or confiscatory taxation and adverse economic and political development; (vi) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities or instruments; (vii) differing, and potentially less well developed or well-tested laws regarding creditor’s rights (including the rights of secured parties), corporate governance, fiduciary duties and the protection of investors; (viii) difficulty in enforcing contractual obligations; (ix) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (x) reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; (xi) political hostility to investments by foreign or private investment fund investors; and (xii) less publicly available information.

Additionally, certain Portfolio Funds may include or invest in foreign portfolio companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied regarding the Portfolio Funds may be incomplete, inaccurate and/or significantly delayed. The Fund and the Investment Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on the net asset value of the Fund.

The Fund’s Portfolio Funds could be negatively impacted by the current hostilities in Eastern Europe, including direct and indirect effects on their operations and financial condition. In the event these hostilities escalate, the impact could be more significant. Certain portfolio companies of the Portfolio Funds in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on Russian sovereign debt and on certain Russian individuals, financial institutions, and others. Sanctions could result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These sanctions could also impair the Fund’s ability to meet its investment objective. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments.

This could impact the Fund’s ability to sell securities or other financial instruments as needed to meet shareholder redemptions. The Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

Similarly, certain armed conflict, territorial disputes, historical animosities, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest, such as the conflicts in Ukraine, Iran and in other parts of the Middle East and other related events, could cause significant market disruptions and volatility and disrupt regional trade and supply chains. Such developments could have a negative effect on economic growth and could result in significant disruptions in the securities markets, including securities held by the Fund.

Emerging Markets Risk. Some Portfolio Funds may invest in portfolio companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Counterparty Risk. Some of the markets in which Portfolio Funds may effect their transactions are OTC or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. To the extent Portfolio Funds invest in swaps, derivative or synthetic instruments, or other transactions on these markets, Portfolio Funds may take a credit risk with regard to parties with whom they trade and may also bear the risk of settlement default. This will expose Portfolio Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. Portfolio Funds will not be restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses to a Portfolio Fund.

Illiquid Investments. Portfolio Funds may invest in structured products, derivatives and other types of unregistered securities, which are generally not publicly traded. Such non-publicly traded financial instruments may not be readily disposable, and in some cases, there may be contractual prohibitions on disposing of such financial instruments for a specified period of time. Accordingly, Portfolio Funds may be forced to sell their more liquid positions at a disadvantageous time, resulting in a greater percentage of the portfolio consisting of illiquid financial instruments. In addition, the market prices, if any, for such illiquid financial instruments tend to be volatile, and certain financial instruments may not be able to be sold when Portfolio Fund Managers desire or, in the event of a sale, Portfolio Fund Managers may not be able to realize what they perceive to be the fair value of such financial instruments. The sale of illiquid securities also often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Furthermore, there may be limited information available about the assets of such issuers of the financial instruments which may make valuation of such financial instruments difficult or uncertain. Even those markets which Portfolio Fund Managers expect to be liquid can experience periods, possibly extended periods, of illiquidity.

Capital Commitments; Failure to Make Capital Contributions. Certain Portfolio Funds will be structured as capital commitment funds and will draw down capital from investors, up to the amount of each investor’s capital commitment, generally over a number of years. If an investor in such a Portfolio Fund fails to fund its commitment obligation or make required capital contributions when due, the investor will generally be subject to significant and adverse consequences pursuant to the “default” terms of the Portfolio Fund, potentially including the loss of many rights as a partner or member in the Portfolio Fund and substantial or total loss of the capital contributed by such investor through the date of “default.”

Structured Products. The Fund may access exposure to Portfolio Funds through structured products, such as equity-linked notes, which reference the Portfolio Fund. To the extent the Fund accesses a Portfolio Fund through a structured product, the Fund will not be in privity with the Portfolio Fund, but instead will take the credit risk with regard to the counterparty with whom it trades and may also bear the risk of settlement default. Accordingly, the Fund will be exposed to the risk that a counterparty will not settle a structured product transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. The Fund will not be restricted from dealing with any particular counterparty or from concentrating any or all of its structured product transactions with one counterparty. The ability of the Fund to transact structured product transactions with any one or number of counterparties and the absence of a regulated market to facilitate settlement of structured product transactions may increase the potential for losses to the Fund.

Co-Investments. The Fund makes direct investments in the equity and/or debt securities of private companies, including through or alongside private equity funds and other private equity firms, including Portfolio Funds. The Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the Portfolio Fund Managers, including to the extent they serve as the lead investor in the transaction. There can be no assurance that any specific co-investment offered to the Fund would be appropriate or attractive to the Fund in the Sub-Adviser’s judgment. The market for co-investment opportunities is competitive and may be limited, and the co-investment opportunities to which the Fund wishes to allocate assets may not be available at any given time. While due diligence is conducted on co-investment opportunities, the Sub-Adviser may not have the ability to conduct the same level of due diligence as is applied to other investments. In addition, the Sub-Adviser may have little to no opportunities to negotiate the terms of such co-investments. The Fund generally relies on the Portfolio Fund Managers offering such co-investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the co-investment. The Sub-Adviser, however, retains exclusive decision-making authority with respect to all Fund investments, including such co-investments.

Currencies. The Portfolio Funds may invest a portion of their assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. dollar. A Portfolio Fund may or may not seek to hedge all or any portion of its non-U.S. currency exposure. To the extent unhedged, the value of a Portfolio Fund’s assets will fluctuate with U.S. dollar exchange rates, as well as the price changes of its investments in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which such Portfolio Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of such Portfolio Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on a Portfolio Fund’s non-U.S. dollar securities. To the extent the Fund invests in non-U.S. currency denominated investments, any losses incurred due to non-U.S. currency fluctuations will be borne by the Fund.

Derivative Instruments Generally. Portfolio Funds may enter into swaps and other derivative instruments, such as credit derivatives. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk, and operations risk.

In addition, Portfolio Funds may also take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use or that are currently not available. Special risks may apply in the future that cannot be determined at this time. The regulatory and tax environment for derivative instruments in which Portfolio Funds may participate is evolving and changes in the regulation (including pursuant to Dodd-Frank in the U.S. and EMIR (defined below) in the European Union) or taxation of such financial instruments may have a material adverse effect on the Fund.

A Portfolio Fund’s investments in OTC derivatives are subject to greater risk of counterparty default and less liquidity than exchange-traded derivatives, although exchange-traded derivatives are subject to risk of failure of the exchange on which they are traded and the clearinghouse through which they are guaranteed. In stressed market conditions, derivatives transactions may be difficult or impossible to close out, margin requirements may rise sharply, and the risk of counterparty or clearing-member failure may increase, which could result in losses.

Options. The seller (writer) of a call option which is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically-unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire investment in the call option.

The seller (writer) of a put option which is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire investment in the put option.

In the case of stock index options, successful use by a Portfolio Fund of options on stock indices will be subject to the Portfolio Fund Manager’s ability to correctly predict movements in the direction of the stock market generally or of particular industries or market segments. This requires different skills and techniques than predicting changes in the price of individual stocks.

When a Portfolio Fund purchases an option on a futures contract in the United States, there is no margin requirement because the option premium is paid for in full. The premiums for certain options traded on foreign exchanges may be paid for on margin. When a Portfolio Fund sells an option on a futures contract, it may be required to deposit margin in an amount that may be determined by the margin requirement established for the futures contract underlying the option and, in addition, an amount substantially equal to the current premium for the option. The margin requirements imposed on the writing of options, although adjusted to reflect the probability that out-of-the-money options will not be exercised, can in fact be higher than those imposed in dealing in the futures markets directly. Whether any margin deposit will be required for OTC options (and other OTC instruments, such as equity or currency forwards, swaps and certain other derivative instruments), will depend on the credit determinations and specific agreements of the parties to the transaction, which are individually negotiated, and rules promulgated under Dodd-Frank may require, or otherwise result in, margin requirements for OTC derivatives.

Commodity Futures Contracts. The value of futures depends upon the price of the instruments, such as commodities, underlying them. The prices of futures are highly volatile, and price movements of futures contracts can be influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary, and exchange control programs and policies of governments, as well as national and international political and economic events and policies. In addition, futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. This could prevent a Portfolio Fund from promptly liquidating unfavorable positions and subject the Portfolio Fund to substantial losses or from entering into desired trades. Also, low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. In extraordinary circumstances, a futures exchange or the Commodity Futures Trading Commission (“CFTC”) could suspend trading in a particular futures contract, or order liquidation or settlement of all open positions in such contract. Investments in futures also are subject to the risk of the failure of any of the exchanges on which a Portfolio Fund’s positions trade or of its clearinghouses or counterparties.

In the futures markets, margin deposits are typically low relative to the value of the futures contracts purchased or sold. In the forward, currency and certain other derivative markets, margin deposits may be even lower or may not be required at all. Such low margin deposits are indicative of the fact that any commodity futures contract trading typically is accompanied by a high degree of leverage. Low margin deposits mean that a relatively small price movement in a futures contract may result in immediate and substantial losses to the investor. For example, if at the time of purchase 5% of the price of a futures contract is deposited as margin, a 5% decrease in the price of the futures contract would, if the contract is then closed out, result in a total loss of the margin deposit before any deduction for the brokerage commission. Thus, like other leveraged investments, any purchase or sale of a commodity contract may result in losses in excess of the amount invested.

In the case of stock index futures contracts, the price of stock index futures contracts may not correlate perfectly with the movement in the underlying stock index because of certain market distortions. Thus, successful use of stock index futures contracts by a Portfolio Fund is subject to the Portfolio Fund Manager’s ability to correctly predict movements in the direction of the market.

Forward Contracts. A Portfolio Fund may enter into forward contracts and options thereon which are not traded on exchanges and are not standardized. Instead, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The CFTC regulates trading in certain forward contracts within the jurisdiction of the CFTC, which may entail increased costs ultimately borne in part by the Fund. There is currently no limitation on daily price movements of forward contracts and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities, or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in forward markets due to unusually high trading volume, political intervention, or other factors. The imposition of controls by governmental authorities, including the implementation of regulations pursuant to Dodd-Frank might also limit such forward (and futures) trading to less than that which a Portfolio Fund Manager would otherwise recommend, to the possible detriment of a Portfolio Fund. Market illiquidity or disruption could result in significant losses to the Fund.

Swap Agreements Generally. A Portfolio Fund may enter into swap agreements and similar derivative transactions. Depending on their structure, swap agreements may increase or decrease the Portfolio Fund’s exposure to equity securities, long-term or short-term interest rates, foreign currency values, corporate borrowing rates or other factors. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio Fund’s portfolio. The most significant factors in the performance of swap agreements are the change in the individual equity values, the specific interest rate, the currency value and other factors that determine the amounts of payments due to a Portfolio Fund. If a swap agreement calls for payments by a Portfolio Fund, the Portfolio Fund must be prepared to make such payments when due. Certain swap agreements and similar derivative transactions are not currently traded on exchanges; rather, banks and dealers act as principals in these markets. As a result, the Portfolio Fund is subject to the risk of the inability or refusal to perform with respect to such contracts on the part of the counterparties with which the Portfolio Fund trades. In addition, if a counterparty’s creditworthiness declines, the value of swap agreements with such counterparty can be expected to decline, potentially resulting in losses by the Portfolio Fund. Speculative position limits are not currently applicable to swap transactions, although the counterparties with which a Portfolio Fund deals may limit the size or duration of positions available to the Portfolio Fund as a consequence of credit considerations. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Dodd-Frank includes provisions that comprehensively regulate the OTC derivatives markets. While Dodd-Frank is intended in part to reduce certain of the risks described above, its success in this respect may not be evident for some time after Dodd-Frank is fully implemented, a process that is not yet complete.

Credit Default Swaps. A Portfolio Fund may invest in credit default swaps (“CDS”). CDS can be used to implement a Portfolio Fund Manager’s view that a particular credit, or group of credits, will experience credit improvement or deterioration. In the case of expected credit improvement, a Portfolio Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of a Portfolio Fund to make payments upon the occurrence of a credit event creates leveraged exposure to the credit risk of the referenced entity. A Portfolio Fund may also buy credit default protection with respect to a referenced entity if, in the judgment of a Portfolio Fund Manager, there is a high likelihood of credit deterioration. In such instance, a Portfolio Fund will pay a premium regardless of whether there is a credit event. The credit default swap market in high-yield securities is comparatively new and rapidly evolving compared to the credit default swap market for more seasoned and liquid investment-grade securities, creating the risk that the newer markets will be less liquid, and making it potentially more difficult to exit or enter into a particular transaction.

Unconventional Investment Assets.  A Portfolio Fund may invest in unconventional assets such as real asset collectables or digital currencies.  The markets for such assets may be illiquid and/or subject to extreme volatility.  Real asset collectables may be stolen or destroyed or damaged by fire, flood, earthquake or other disaster and the full value of a stolen, damaged or destroyed asset may not be recoverable from insurance, or a real asset collectable may prove to be counterfeit and essentially worthless.  Real asset collectables do not generate income, such as interest or dividends, and incur carrying costs such as storage and insurance.

Risks Related to the Adviser, Sub-Adviser, and Portfolio Fund Managers

Dependence on the Adviser, Sub-Adviser, and Portfolio Fund Managers. The success of the Fund is significantly dependent upon the ability of the Adviser to identify, select and monitor the Sub-Adviser. In addition, the success of the Fund is significantly dependent on the ability of Portfolio Managers to develop and use investment techniques that effectively implement the Portfolio Funds’ investment strategies and thereby achieve the Portfolio Funds’ investment objectives. Subjective decisions made by the Adviser, Sub-Adviser and/or Portfolio Fund Managers may cause the Fund or Portfolio Funds to incur losses or to miss profit opportunities on which they would otherwise have capitalized.

Retention and Motivation of Key Employees. The performance of the Fund and Portfolio Funds is largely dependent on the talents and efforts of highly-skilled individuals. Competition in the financial services industry for qualified employees is intense. The Sub-Adviser’s continued ability to effectively identify, select and monitor Portfolio Fund Managers depends on the ability of the Sub-Adviser to attract, retain and motivate its principals and employees. The Fund also depends on Portfolio Fund Managers to attract, retain and motivate principals and employees that will successfully carry out the Portfolio Funds’ investment objectives. While turnover is expected in the industry, shareholders should consider the effect of past and future turnover on the performance of the Fund and Portfolio Funds.

There may be conflicts of interest related to obligations that the Adviser’s and Sub-Adviser’s senior management and investment team have to other clients. The members of the senior management and investment team of the Adviser and Sub-Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Fund’s best interests or in the best interest of the Fund’s shareholders. The Fund’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. In particular, the Fund will rely on the Sub-Adviser to manage the Fund’s day-to-day activities and to implement the Fund’s investment strategy. The Sub-Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to the Fund. As a result of these activities, the Sub-Adviser, their officers and employees and certain of their affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved. The Adviser, Sub-Adviser and their officers and employees will devote only as much of their time to the Fund’s business as the Adviser, Sub-Adviser and their officers and employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

The Fund relies on the Sub-Adviser to assist with identifying investment opportunities and making investment recommendations. The Sub-Adviser and its affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Sub-Adviser, its affiliates and its respective officers and employees will not be devoted exclusively to the Fund’s business, but will be allocated between the Fund and such other business activities of the Sub-Adviser and its affiliates in a manner that the Sub-Adviser deems necessary and appropriate consistent with its fiduciary duties and the 1940 Act.

The Fund depends on the Sub-Adviser to select investments and otherwise conduct the Fund’s business, and any material adverse change in its financial condition or the Fund’s relationship with the Sub-Adviser could have a material adverse effect on the Fund’s business and ability to achieve the Fund’s investment objectives. The Fund’s success is dependent upon the Fund’s relationship with, and the performance of, the Sub-Adviser in the acquisition and management of the Fund’s Portfolio Funds, as well as the persons and firms the Sub-Adviser retains to provide services on the Fund’s behalf. The Sub-Adviser may suffer or become distracted by adverse financial or operational problems in connection with its business and activities unrelated to the Fund and over which the Fund has no control. Should the Sub-Adviser fail to allocate sufficient resources to perform its responsibilities to the Fund for any reason, the Fund may be unable to achieve its investment objectives or to pay distributions to its shareholders.

Competition. Certain markets in which the Fund or Portfolio Funds may invest are extremely competitive for attractive investment opportunities. Thus, the Sub-Adviser or Portfolio Fund Managers might not be able to identify or successfully pursue attractive investment opportunities in such environments and, as a result, there may be reduced expected investment returns. For example, a portion of a Portfolio Fund’s business may be dependent on the new issue market, which will be influenced by the volume of available and suitable new issues as well as the Portfolio Fund Manager’s ability to receive a sufficient allocation of such new issues; there has been significant growth in the number of firms organized to make such investments, which may result in increased competition to the Fund or Portfolio Funds in obtaining suitable investments.

Selection of Brokers. Portfolio Fund Managers may be subject to conflicts of interest relating to their selection of brokers. Portfolio transactions are typically allocated to brokers on the basis of, among other things, best execution and in consideration of a broker’s ability to effect the transactions, its facilities, reliability and financial responsibility, as well as the provision or payment by the broker of the costs of research and research-related services. In addition, brokers may provide other services that are beneficial to Portfolio Fund Managers, but not necessarily beneficial to Portfolio Funds, including, without limitation, capital introduction, marketing assistance, consulting with respect to technology, operations or equipment, and other services or items. Affiliates of the brokers of a Portfolio Fund may also be investing in a Portfolio Fund. Such services and items may influence a Portfolio Fund Manager’s selection of brokers.

Derivatives Referenced to the Fund and Portfolio Funds. To the extent permissible under applicable law, including the Volcker Rule, the Adviser’s and Sub-Adviser’s affiliates expect to, and possibly others may, provide leveraged exposure to the Fund or any Portfolio Fund through OTC call options, swaps and other derivative products referenced to the performance of the Fund or a Portfolio Fund. To hedge their exposure and manage their hedges, the issuers of the derivatives, including the Adviser’s and Sub-Adviser’s affiliates, may purchase, redeem or sell shares and shares or interests in Portfolio Funds. As a result of the leverage provided by and volatility associated with such leveraged structures, relatively small increases or decreases in the value of the Fund or a Portfolio Fund may result in the leverage provider seeking to purchase, redeem or sell a sizeable amount of shares or shares and interests in Portfolio Funds. The resulting increased possibility of requests for sizeable redemptions or withdrawals could generally result in reduced liquidity for other shareholders. Additionally, to meet the potential demand for increased liquidity, a larger percentage of the Fund’s or a Portfolio Fund’s assets may be held in cash or highly liquid investments, which could adversely impact the performance of the Fund or Portfolio Fund.

Other Risks

Investing in the Fund involves risks other than those associated with investments made by Portfolio Funds, including those described below:

Substantial Fees and Expenses. A Shareholder in the Fund that meets the eligibility conditions imposed by one or more Portfolio Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could potentially invest directly in Portfolio Funds. By investing in the Portfolio Funds through the Fund, a Shareholder in the Fund will bear a portion of the Management Fee and other expenses of the Fund.

Control Positions. Portfolio Funds may acquire beneficial ownership of more than 10% of a certain class of securities of a public company, or may place a director on the board of directors of such a company. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. Under Section 16 of the Exchange Act, the Portfolio Fund may be subject to certain additional reporting requirements and may be required to disgorge certain short-swing profits arising from purchases and sales of such securities. In such circumstances the Portfolio Fund will be prohibited from entering into a short position in such issuer’s securities and, therefore, will be limited in its ability to hedge such investments. In addition, the act of taking a control position, or seeking to take such a position, may itself subject a Portfolio Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Portfolio Funds, the investing Portfolio Funds likely would suffer losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Shareholders should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Portfolio Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may repurchase and/or redeem Shares held by a Shareholder or other person acquiring Shares from or through a Shareholder in accordance with the terms of its Declaration of Trust and the 1940 Act, including Rule 23c-2, if:

•	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder or with the consent of the Fund;

•	ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser, the Sub-Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

•	the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the U.S. Bank Holding Company Act of 1956, as amended, certain Federal Communications Commission regulations, or ERISA (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Shares; or

•	the Fund or the Board of Trustees determine that the repurchase of Shares would be in the best interest of the Fund.

The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Limitations on Transfer; Shares Not Listed; No Market for Class A Shares or Class I Shares. The transferability of Shares is subject to certain restrictions contained in the Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any national securities exchange or other market. No market currently exists for Class A Shares or Class I Shares, and the Fund contemplates that one will not develop. Therefore, the Shares are not, and are not expected to be, readily marketable. Although the Adviser and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Class A Shares and Class I Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop in the foreseeable future. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

Repurchase Risks. The Fund has no obligation to repurchase Shares at any time, and any repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). Tenders will be revocable upon written notice to the Fund until the date specified in the terms of the repurchase offer (the “Expiration Date”). Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund’s net asset value as of the Valuation Date is able to be determined, which determination is expected to be able to be made only late in the month following that of the Valuation Date. It is possible that during the time period between the Notice Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Portfolio Funds, could cause a decline in the value of the Shares. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. In addition, the Fund’s investments in Portfolio Funds may be subject to lengthy lock-up periods where the Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to net asset value and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions, and the Fund may require and be unable to obtain the Portfolio Fund’s consent to effect such transactions. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Portfolio Funds in a timely manner. See “Repurchases and Transfer of Shares.”

Distributions In-Kind. The Fund generally expects to distribute to the holder of Shares that are repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase. However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate its interests in Portfolio Funds at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may receive securities from a Portfolio Fund that are illiquid or difficult to value. In such circumstances, the Sub-Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to the Fund’s Shareholders. In the event that the Fund makes such a distribution of securities, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Substantial Repurchase Requests. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases, leading to a market position more appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

To the extent the Fund obtains repurchase proceeds by disposing of its interest in certain Portfolio Funds, the Fund will thereafter hold a larger proportion of its assets in the remaining Portfolio Funds, some of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of the Fund to fund subsequent repurchase requests of Shareholders or to conduct future repurchases at all. In addition, after giving effect to such dispositions, the remaining Portfolio Funds may not reflect the Sub-Adviser’s ideal judgments as to the desired portfolio composition of the Fund’s Portfolio Funds, in that the Fund’s performance may be tied to the performance of fewer Portfolio Funds and/or may not reflect the Sub-Adviser’s judgment as to the Fund’s optimal exposure to particular asset classes or investment mandates. These consequences may be particularly pronounced if the Fund received requests to repurchase substantial amounts of Shares and may have a material adverse effect on the Fund’s ability to achieve its investment objective and on the value of the Shares. In addition, substantial repurchases of Shares could result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.

Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to satisfy the requirements each taxable year necessary to qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Portfolio Funds in which the Fund is invested. There is no assurance that the Fund will be able to obtain necessary information from the Portfolio Funds or to independently verify information received from the Portfolio Funds for purposes of satisfying the applicable requirements under Subchapter M of the Code.

Some of the income that the Fund may earn directly or through a Portfolio Fund, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders. The Fund’s subsidiaries may include entities that engage in investment activities in securities or other assets that are primarily controlled by the Fund.

If before the end of any quarter of its taxable year the Fund believes that it may fail any of the asset diversification requirements, the Fund may seek to take certain actions to avert such a failure. However, certain actions typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the diversification discrepancy) may be difficult for the Fund to pursue because the Fund may redeem its interest in a Portfolio Fund only at certain times specified by the governing documents of such Portfolio Fund. While the Code ordinarily affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a redemption from a Portfolio Fund referred to above may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders, and the Fund generally would not be required to make any distributions unless certain other restrictions were to apply to require distributions. In addition, all distributions (including distributions of net capital gain) to Shareholders would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

Additional Tax Considerations; Distributions to Shareholders and Potential Fund-Level Tax Liabilities. The Fund expects to distribute substantially all of its net ordinary income and net capital gains to Shareholders. These distributions are respectively characterized as ordinary dividend income or long-term capital gain when distributed as dividends for U.S. federal income tax purposes to Shareholders. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Aspects” below for more information. If the Fund distributes (or is deemed to have distributed) in respect of any calendar year less than an amount at least equal to the sum of 98% of its calendar year ordinary income (taking into account certain deferrals and elections), 98.2% of its capital gain net income (determined on the basis of a one-year period ended on October 31 of such calendar year, and adjusted for certain ordinary losses), plus any such amounts that were not distributed in previous calendar years, then the Fund will generally be subject to a nondeductible 4% excise tax with respect to the Fund’s undistributed amounts. The Fund will not be subject to this excise tax on any amount on which the Fund incurred an entity-level U.S. federal income tax.

In addition, the Fund may invest in Portfolio Funds located outside of the U.S. or in other non-U.S. portfolio companies or entities which may be considered passive foreign investment companies (“PFICs”) or controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes. As a result, the Fund may, in a particular taxable year, be required to make ordinary income distributions in excess of the net economic income from such investments with respect to such taxable year. Furthermore, income or gain from such Portfolio Funds or other entities may be subject to non-U.S. withholding or other taxes. Any such withholding or other taxes would reduce the return on the Fund’s investment in such Portfolio Funds or such other entities and thus on the Shareholders’ investment in the Fund. See “Tax Aspects.”

Change in Tax Laws. Each prospective investor should be aware that tax laws and regulations are changing on an ongoing basis, and such laws and/or regulations may be changed with retroactive effect. Moreover, the interpretation and/or application of tax laws and regulations by certain tax authorities may not be clear, consistent or transparent. Uncertainty in the tax law may require the Fund and/or a Portfolio Fund to accrue potential tax liabilities even in situations in which the Fund does not expect to be ultimately subject to such tax liabilities.

The impact of new legislation on Shareholders, the Fund, the Portfolio Funds and the entities through which the Portfolio Funds invest is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of new legislation on an investment in the Fund.

Regulatory Change. Legal and regulatory changes could occur which may materially adversely affect the Fund. In addition, legislation or regulation may change the way in which the Fund is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

General Limitations on CFTC-Regulated Instruments. The Fund may transact in instruments that are “commodity interests” under the Commodity Exchange Act, as amended (the “CEA”), including futures, options on futures and certain swaps. The Adviser has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under CFTC Regulation 4.5 and, as a result, is not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Fund. To qualify for the CFTC Regulation 4.5 exclusion, the Fund may engage in unlimited “bona fide hedging” (as defined by the CFTC). For non-hedging commodity interests, either (i) the aggregate initial margin and premiums required to establish such positions may not exceed 5% of the Fund’s net asset value, or (ii) the aggregate net notional value of such positions may not exceed 100% of the Fund’s net asset value, in each case determined at the time the most recent position is established and after taking into account unrealized profits and losses on such positions. Eligibility also depends on how the Fund is marketed; specifically, it may not be marketed as a vehicle for trading in commodity interests. If the Fund’s use of commodity interests were to exceed applicable thresholds or its marketing were to change, the Adviser may be required to register as a commodity pool operator with respect to the Fund and the Fund’s expenses and practices could change. See “Regulation of the Over-the-Counter Derivatives Market” for more information.

Trade negotiations and related government actions may create regulatory uncertainty for the portfolio companies of the Portfolio Funds and the Fund’s investment strategies and adversely affect the profitability of the portfolio companies. In recent years, the U.S. government has taken substantial actions with respect to international trade policy, including seeking to renegotiate certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries. The U.S. government has also imposed, and may in the future impose further, tariffs on certain foreign goods, such as steel and aluminum, from various countries, including China, Canada and Mexico. Some foreign governments, including China, Canada and Mexico, have threatened or instituted retaliatory tariffs on certain U.S. goods. In February 2026, the U.S. Supreme Court ruled that many of the tariffs recently imposed by the U.S. government exceeded its authority, thereby invalidating many, but not all, of such tariffs. Subsequent to the U.S. Supreme Court’s ruling, the U.S. presidential administration raised potential alternative means through which the administration could impose tariffs and subsequently imposed a global tariff under a different law. The outlook on further trade policy actions, including trade agreements and potential retaliatory tariffs, is unclear. Increased tariffs on goods imported from China, Canada, Mexico and other countries could further increase costs, decrease margins and reduce the competitiveness of products and services offered by the portfolio companies of the Portfolio Funds. Such uncertainty and/or tariffs or counter-measures could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on imported goods.

There is uncertainty as to further actions that may be taken under the current U.S. presidential administration with respect to U.S. trade policy in response to the U.S. Supreme Court’s ruling. Further governmental actions related to the imposition of tariffs or other trade barriers, or changes to international trade agreements or policies, could create further regulatory uncertainty for portfolio companies and adversely affect their businesses and financial conditions, particularly to the extent the revenues and profitability of their businesses rely on goods imported from outside of the United States.

Market Disruptions; Governmental Intervention; Dodd-Frank. The global financial markets have in the past gone through pervasive and fundamental disruptions that led to extensive and unprecedented governmental interventions. The Fund may incur major losses in the event of disrupted markets and other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. The financing available to the Fund and Portfolio Funds from their banks, dealers and other counterparties is typically reduced in disrupted markets. Such a reduction may result in substantial losses to the Fund. Market disruptions may from time to time cause dramatic losses for the Fund, and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

In response to the 2008-2009 financial crises, Dodd-Frank and regulations thereunder regulate markets, market participants and financial instruments that previously had been unregulated and substantially alter the regulation of many other markets, market participants and financial instruments. It is difficult to predict the full impact of Dodd-Frank on the Fund, the Adviser, Sub-Adviser, the Portfolio Fund Managers and the markets in which they trade and invest. Dodd-Frank could, ultimately, result in certain investment strategies in which the Fund engages or may have otherwise engaged becoming non-viable or non-economic to implement. Dodd-Frank and regulations adopted pursuant to Dodd-Frank could have a material adverse impact on the profit potential of the Fund.

Regulation in the U.S. or non-U.S. jurisdictions may also require a substantial portion of derivative transactions which currently may be engaged in by a Portfolio Fund in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility, and certain swap transactions are currently subject to such requirements. Those requirements may make it more difficult and costly for investment funds, including the Portfolio Funds, to enter into highly tailored or customized transactions. Those requirements may also render certain strategies in which the Portfolio Funds might otherwise engage impossible, or so costly that they will no longer be economical, to implement. (See also “—Regulation of the Over-the-Counter Derivatives Market.”)

Regulation of the Over-the-Counter Derivatives Market. Title VII of Dodd-Frank amended the CEA to provide for federal regulation of OTC derivatives market and entities, such as the Fund, that may participate in those markets. Most of such regulations are already in effect but regulators continue to review and refine their initial rulemakings through additional interpretive guidance, staff no-action relief and supplemental rulemakings. As a result, any new regulations, or modifications to or interpretations of existing regulations, could significantly increase the cost of derivatives transactions, materially alter the terms of derivative contracts, reduce the availability of derivatives to protect against risks encountered, reduce ability to close out or restructure existing derivative contracts, and increase exposure to less creditworthy counterparties. If the Fund is limited in its use of derivatives in the future as a result of amendments to regulations promulgated under Title VII of Dodd-Frank, its results of operations may become more volatile and its cash flows may be less predictable, which could adversely affect the ability to plan for and fund capital expenditures.

Dodd-Frank and the rules of the SEC, CFTC and federal banking regulators thereunder may require the Fund to comply with variation margin (and, depending on such entities’ and their affiliates’ aggregate volume of derivatives trading activity, potentially initial margin) requirements for its uncleared OTC derivatives contracts with CFTC-registered swap dealers and SEC-registered security-based swap dealers, which in turn may result in increased costs and could adversely affect the ability of the Fund to use derivatives to hedge its risks.

Moreover, Title VII of Dodd-Frank requires that certain instruments be centrally cleared and executed on a regulated exchange or other approved trading platform, which may also result in increased costs in the form of intermediary fees and additional margin requirements imposed by derivatives clearing organizations and their respective clearing members. The CFTC has designated certain interest rate swaps and credit default swaps for mandatory clearing and mandatory trading on CFTC-registered designated contract markets or swap execution facilities and may (but has not yet proposed to) designate additional classes of swaps for mandatory clearing and exchange trading in the future. The mandatory clearing rules and related increased costs may affect the Fund’s and the Portfolio Funds’ hedging strategy and inability to use such derivatives instruments and there can be no assurance that such activities will not be subject to additional or more stringent regulations.

Concerns Regarding the Downgrade of the U.S. Credit Rating. On August 5, 2011, Standard & Poor’s lowered its long-term sovereign credit rating on the U.S. from AAA to AA+. On August 1, 2023, Fitch Ratings also downgraded its U.S. long-term sovereign credit rating from AAA to AA+. On May 16, 2025, Moody’s Ratings downgraded the U.S. long-term issuer and senior unsecured ratings to Aa1 from Aaa and changed its outlook to stable from negative. It is possible that future downgrades could occur, and such future downgrades could have material adverse impacts on financial markets and economic conditions in the United States and throughout the world and, in turn, the market’s anticipation of these impacts could have a material adverse effect on the Fund’s financial condition and liquidity.

Sanctions Regimes. Various countries, acting alone or in concert (as well as the United Nations), have, over the years, imposed a variety of sanctions regimes on individual foreign companies or nations. Potential risks arising out of sanctions regimes include supply chain disruptions; contractual disputes and litigation; asset freezes; capital restrictions; travel restrictions; business continuity interference; and heightened cyber-crime and cyber-interference, the realization of any of which could have an adverse impact on any number of investments held by a Portfolio Fund and thus on the Fund. In addition, trade restrictions, sanctions and countersanctions may also have a significant impact on the way financial institutions operate, which may not only directly affect their operations, but also the operations of other companies that rely on financial institutions for material services, potentially resulting in losses in Portfolio Funds and thus for the Fund.

Cyber Security Risk. The Fund, the Adviser and the Sub-Adviser, like all companies, are susceptible to operational, information security and related risks through breaches in cyber security. In general, cyber security failures or breaches of the Fund, the Adviser, the Sub-Adviser or the Portfolio Funds or their respective Portfolio Fund Managers, service providers or the issuers of securities in which the Portfolio Funds invest may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber security breaches may involve unauthorized access to the Fund’s, the Adviser’s or the Sub-Adviser’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches affecting the Adviser, the Sub-Adviser, the Portfolio Fund Managers and other service providers (including, but not limited to, the Fund’s accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber security breaches in the future.

While the Fund, the Adviser and the Sub-Adviser have established business continuity plans in the event of, and risk management systems to prevent, such cyber security breaches, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund does not directly control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

The Fund, Adviser, Sub-Adviser and Portfolio Funds may experience risk related to the use of artificial intelligence. Technological developments in artificial intelligence, including machine learning technology and generative artificial intelligence (“AI Technology” and, collectively, “AI Technologies”) and their current and potential future applications, as well as the legal and regulatory frameworks within which they operate, are rapidly evolving. The full extent of current or future risks related thereto is not possible to predict and we and the portfolio companies may not be able to anticipate, prevent, mitigate or remediate all of the potential risks, challenges or impacts of such changes. Any of these technological innovations could result in harm to the Fund, the Adviser, Sub-Adviser or the Portfolio Funds; reduce demand for their products, services, software or technology offerings; significantly disrupt the markets in which they operate; and subject them to increased competition, including industry pricing or other competitive dynamics. These effects could materially and adversely affect their business, financial condition, results of operations and growth prospects, impact their valuations and ultimately have an adverse impact. Advancements in computing and AI Technologies, including efficiency improvements, without related increases in the adoption and development of such technologies, could also negatively impact demand for, and the valuation of, digital infrastructure assets of the Fund, the Adviser, Sub-Adviser and the Portfolio Funds.

The Fund, the Adviser, and Sub-Adviser avail themselves of the benefits, insights and efficiencies that are available through the use of AI Technologies. While the Fund, the Adviser, and Sub-Adviser have begun to deploy AI Technologies in a variety of ways, including in the evaluation and management of investments, legal and marketing compliance, customer engagement, content creation and rules-based operations (e.g., legal, accounting, and transaction processing), the long-term effectiveness and scalability of AI Technologies remain uncertain. In addition, the use of AI Technologies presents a number of risks that cannot be fully mitigated. For example, AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible or practicable to incorporate all relevant data into models that AI Technologies utilize to operate. Moreover, with the use of AI Technologies, there often exists a lack of transparency of how inputs are converted to outputs, and neither the Fund, the Adviser, Sub-Adviser nor the Portfolio Funds can fully validate this process and its accuracy. The accuracy of such inputs and the resulting impact on the results of AI Technologies cannot be verified and could result in a diminished quality of work product that includes or is derived from inaccurate or erroneous information. Further, inherent bias in the construction of AI Technologies can lead to a wide array of risks including, but not limited to, accuracy, efficacy and reputational harm. Therefore, it is expected that data in such models will contain a degree of inaccuracy and error, and potentially materially so, and that such data as well as algorithms in use could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI Technologies and could adversely impact the Fund, the Adviser, Sub-Adviser or the Portfolio Funds to the extent we/they rely on the work product of such AI Technologies. The volume and reliance on data and algorithms also make AI Technologies, and in turn the Fund, the Adviser, Sub-Adviser and the Portfolio Funds, more susceptible to cybersecurity threats, including the compromise of underlying models, training data, or other intellectual property. The Fund, the Adviser, Sub-Adviser and the Portfolio Funds could be exposed to risks to the extent third-party service providers, or any counterparties use AI Technologies in their business activities. At the same time, any interruption of access to or use of AI Technologies could impede the ability of the Fund, the Adviser, Sub-Adviser or the Portfolio Funds to generate information and analysis that could be beneficial to them and their business, financial condition and results of operations. AI Technologies will likely also be competitive with certain business activities or increase the obsolescence of certain organizations’ products or services, particularly as AI Technologies improve. This could also have an adverse impact on the Fund, the Adviser, Sub-Adviser or the Portfolio Funds.

AI Technologies can also be misused or misappropriated by third parties and/or employees of the Fund, the Adviser, Sub-Adviser or the Portfolio Funds. For example, there is a risk that a user will input confidential information, including material non-public information, or personal identifiable information, into AI Technologies applications, resulting in such information becoming part of a dataset that is accessible by other third-party AI Technologies applications and users including competitors of the Fund, the Adviser, Sub-Adviser or the Portfolio Funds. Moreover, the Fund, the Adviser, Sub-Adviser and the Portfolio Funds will not necessarily be in a position to control the manner in which third-party AI Technologies are developed or maintained or the manner in which third parties use AI Technologies to provide services, even where they have sought contractual protections. The use of AI Technologies, including potential inadvertent disclosure of confidential information or personal identifiable information, could also lead to legal and regulatory investigations and enforcement actions. Relatedly, the Fund, the Adviser, Sub-Adviser and the Portfolio Funds could be exposed to risks to the extent third-party service providers or any counterparties use AI Technologies in their business activities.

Regulations related to AI Technologies could also impose certain obligations and costs related to monitoring and compliance. Regulators are increasing scrutiny of, and enacting or considering enacting regulations regarding, the use of AI Technologies, including the use of “big data,” diligence of data sets and oversight of data vendors. The use of AI Technologies by the Fund, the Adviser, Sub-Adviser or the Portfolio Funds may require compliance with legal and regulatory frameworks that are not fully developed or tested, and the Fund, the Adviser, Sub-Adviser or the Portfolio Funds may face litigation and regulatory actions related to the use or the engagement of vendors that use AI Technologies. In April 2023, the Federal Trade Commission, U.S. Department of Justice, Consumer Financial Protection Bureau, and U.S. Equal Employment Opportunity Commission released a joint statement on artificial intelligence demonstrating interest in monitoring the development and use of automated systems and enforcement of their respective laws and regulations. In October 2023, an executive order established new standards for AI safety and security. In addition to the U.S. regulatory framework, the E.U. adopted the Artificial Intelligence Act in 2024, which applies to certain AI Technologies and the data used to train, test and deploy them, which may create additional compliance burdens, higher administrative costs and significant penalties should the Fund, the Adviser, Sub-Adviser and the Portfolio Funds fail to comply or be perceived to fail to comply.

AI Technologies and their current and potential future applications including in the private investment and financial sectors, as well as the legal and regulatory frameworks within which they operate, continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

INVESTMENT POLICIES AND PRACTICES

The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on March 13, 2026. The Fund offers two separate classes of Shares designated as Class A Shares and Class I Shares only to Eligible Investors (as defined below). Class A Shares and Class I Shares are subject to different fees and expenses.

iCapital Fund Advisors LLC serves as the Fund’s investment adviser. Rockefeller & Co. LLC serves as the Fund’s investment sub-adviser and has investment discretion over the Fund’s portfolio. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in this Confidential Private Placement Memorandum. Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. As defined by the 1940 Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s Shareholders duly called, of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund:

1.	will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

2.	will not “concentrate” Its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;

3.	will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

4.	will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

5.	will not purchase or sell real estate, except to the extent permitted under the 1940 Act and the rules and regulations thereunder, as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;

6.	will not invest in physical commodities or contracts relating to physical commodities, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time and as set forth in the Fund’s offerings documents, including any private placement memorandums, prospectuses, or statements of additional information;

7.	will not purchase securities on margin, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;

8.	will not engage in short sales or write put or call options, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction; and

9.	will invest, under normal circumstances, at least 80% of its net assets (measured at the time of purchase) plus the amount of any borrowings for investment purposes in Alternative Strategies.

With respect to the fundamental policy relating to concentration set forth in (2) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (2) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; tax exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The Adviser and the Sub-Adviser will use their reasonable best efforts to take into account the Portfolio Funds’ focus on particular industries in applying the Fund’s fundamental policy relating to concentration set forth in (2) above.

With respect to these investment restrictions and other policies described in this Confidential Private Placement Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of Portfolio Funds in which assets of the Fund are invested.

The Fund’s investment objective is not fundamental and may be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).

MANAGEMENT OF THE FUND

General

The Board of Trustees provides broad oversight over the operations and affairs of the Fund. The Board of Trustees consists of [  ] Trustees. A majority of the Trustees have no affiliation or business connection with the Adviser, Sub-Adviser or any of their respective affiliated persons and do not own any stock or other securities issued by the Adviser or Sub-Adviser. These are the “non-interested” or “Independent Trustees.”

The Adviser is owned by iCapital, a financial technology company that provides tech-based solutions for advisors, their high-net-worth client base, asset managers and banks. iCapital is assisted in this task by affiliates, including a registered investment adviser, iCapital Advisors, LLC, that provides investment advisory services and investment administration to privately offered funds, and a registered broker-dealer that provides a range of broker-dealer services, including private placement of securities and distribution of the Fund’s Shares. The Adviser is a Delaware limited liability company formed in 2024 that provides management services to 3 registered investment companies, including the Fund and two funds that invest in private fund investment interests. The Adviser and its affiliates have managed registered investment companies that are invested in private funds, including private funds with foreign asset exposure, since 2021. The Adviser’s principal business address is 60 East 42nd Street, New York, New York 10165.

The Sub-Adviser is a subsidiary of Rockefeller Capital Management L.P. (“Rockefeller”). Rockefeller is an independent, privately-owned financial services firm offering global investment advisory, asset management, and strategic advisory services to endowments, foundations, high-net worth individuals, families, trusts, family offices, and an array of other institutions. The Sub-Adviser is headquartered at 45 Rockefeller Plaza, 5th Floor, New York, New York 10111. As of December 31, 2025, the Sub-Adviser had regulatory assets under management in excess of $[  ] billion.

Trustees

The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board of Trustees has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board of Trustees has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board of Trustees believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board of Trustees to operate effectively in governing the Fund and protecting the interests of Shareholders. Information about the Board of Trustees nomination process is provided below under the caption “Committees—Nominating and Governance Committee.”

The Independent Trustees are charged with recommending to the full Board of Trustees approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing fund performance; brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Trustee and other directorships, if any, held by the Trustees, are shown below. The “Fund Complex” includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser.

Name, Age and Address(1)	Position(s) Held with Registrant	Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex(3)
Independent Trustees
[ ]	Trustee	[ ]	[ ]	[ ]	[ ]
[ ]	Trustee	[ ]	[ ]	[ ]	[ ]
[ ]	Trustee	[ ]	[ ]	[ ]	[ ]
Interested Trustees
[ ]	Trustee [and President]	Since [ ], 2026	[ ]	[ ]	[ ]

(1)	The address for each Trustee in his or her capacity as such is c/o iCapital Fund Advisors LLC, 60 East 42nd Street, New York, New York 10165.
(2)	Each Trustee serves an indefinite term, until his or her successor is elected.
(3)	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Executive Officers Who are Not Trustees

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

Name, Age and Address(1)	Position(s) Held with Registrant	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

(1)	The address for each executive officer in his or her capacity as such is c/o iCapital Fund Advisors LLC, 60 East 42nd Street, New York, New York 10165.
(2)	Each officer serves an indefinite term, until his or her successor is elected.

Biographical Information

The following is information concerning the business experience of our Board of Trustees and executive officers. Our Trustees have been divided into two groups—interested Trustees and Independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.

Interested Trustees

[  ]

Independent Trustees

[  ]

Executive Officers Who are Not Trustees

[  ]

Board Structure and Oversight Function

Board Leadership Structure

The Board of Trustees’ leadership structure features an Independent Trustee serving as Chairperson and the committees of the Board of Trustees (the “Committees”) described below. The Chairperson participates in the preparation of the agenda for meetings of the Board of Trustees and the preparation of information to be presented to the Board of Trustees with respect to matters to be acted upon by the Board of Trustees. The Chairperson also presides at all meetings of the Board of Trustees and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

Risk Oversight

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund’s affairs through various Board of Trustees and committee activities. The Board of Trustees has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund’s Chief Compliance Officer, members of the Fund’s administration and accounting teams, representatives from the Fund’s independent registered public accounting firm, the Fund’s Treasurer and portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund’s activities and related risks to the Board of Trustees and the Audit Committee, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board of Trustees’ committee structure allows the Audit Committee to focus on certain aspects of risk and the potential impact of these risks on the Fund and then report back to the full Board of Trustees. In between regular meetings, Fund officers also communicate with the Board of Trustees regarding material exceptions and items relevant to the Board of Trustees’ risk oversight function.

The Board of Trustees recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board of Trustees recognizes that it may be necessary for the Fund to bear certain risks (such as investment risks) to achieve its investment objective.

Committees

The Board of Trustees operates using a committee structure to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks. The Board of Trustees has established two standing committees: the “Audit Committee” and the “Nominating and Governance Committee.” The Audit Committee and the Nominating and Governance Committee are each comprised exclusively of Independent Trustees. As needed between meetings of the Board of Trustees, the Board of Trustees, the Audit Committee or the Nominating and Governance Committee receive and review reports relating to the Fund and engage in discussions with appropriate parties relating to the Fund’s operations and related risks.

The Fund does not have a separate valuation committee. The Board of Trustees intends that any items required to be considered pursuant to the Fund’s Valuation Procedures or Rule 2a-5 under the 1940 Act would be reviewed by the full Board of Trustees.

Audit Committee

The Audit Committee operates pursuant to a charter approved by the Board of Trustees, which governs the scope of the Audit Committee’s responsibilities with respect to the oversight of the Fund. The Audit Committee is charged with recommending to the full Board of Trustees the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and reviewing the valuation process.

The members of the Audit Committee of the Fund are [  ], all of whom are Independent Trustees. The Chairperson of the Audit Committee of the Fund is [  ].

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for selecting, researching and nominating Trustees for election by the Fund’s Shareholders, selecting nominees to fill vacancies on the Board of Trustees or a committee of the Board of Trustees, developing and recommending to the Board of Trustees a set of corporate governance principles and overseeing the evaluation of the Board of Trustees and its committees. The Fund has adopted a formal, written Nominating and Governance Committee Charter. The Nominating and Governance Committee may consider recommendations for nomination of individuals for election as Trustees from Shareholders.

The members of the Nominating and Governance Committee of the Fund are [  ]. The members of the Fund’s Nominating and Governance Committee are Independent Trustees. The Chairperson of the Nominating and Governance Committee of the Fund is [  ].

Experience, Qualifications and Attributes

The Board of Trustees has concluded, based on each Trustee’s experience, qualifications and attributes that each Trustee should serve on the Board of Trustees. Following is a brief summary of the information that led to and/or supports this conclusion.

[  ]

[  ]

[  ]

[  ]

The Trustees’ principal occupations during the past five years or more are shown in the above tables.

Dollar Range of Equity Securities Beneficially Owned by Trustees

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (“Family of Investment Companies” includes all of the registered investment companies advised by the Adviser) as of [  ], 2026 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range(1) of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent:
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
Interested:
[ ]	[ ]	[ ]

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of [  ], 2026, the Fund had not commenced investment operations and none of the Trustees or officers of the Fund owned any Shares of the Fund as of such date.

Compensation

Each Independent Trustee is paid an annual retainer of $[  ], and each Independent Trustee receives an additional special meeting fee of $[  ] for his or her participation in any special meeting of the Board of Trustees or the Audit Committee. The Chairperson of the Board of Trustees, Chairperson of the Audit Committee and Chairperson of the Nominating and Governance Committee are also paid additional annual fees of $[  ], $[  ] and $[  ], respectively. All Trustees are reimbursed for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

The Independent Trustees’ compensation is estimated for the Fund’s fiscal year ending [  ], 2027:

Trustee	Aggregate Compensation(1) from the Fund	Total Compensation from the Fund Complex Paid to Trustees(2)
Name of Independent Trustee:
[ ]	[ ]	$	[ ]
[ ]	[ ]	$	[ ]
[ ]	[ ]		[ ]
Name of Interested Trustee
[ ]	None		None

(1)	Each Trustee was elected to the Board of Trustees on [ ], 2026. Under current compensation arrangements, it is estimated that the Trustees will receive the following compensation from the Fund for the current fiscal year: [ ].
(2)	[During the fiscal year ended [ ], 2026, the Fund Complex was comprised of iDirect Private Markets Fund, iDirect Private Credit Fund, L.P. and iDirect Multi-Strategy Fund, LLC.]

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a code of ethics (“Code of Ethics”) for the Fund and approved Codes of Ethics adopted by the Adviser, the Sub-Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Fund, the Adviser, the Sub-Adviser and the Distributor (“Access Persons”).

Rule 17j-1 under the 1940 Act and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons, including with respect to securities that may be purchased or held by the Fund (which may only be purchased by Access Persons so long as the requirements set forth in the Codes are complied with). Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report certain personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

Proxy Voting Policies and Procedures and Proxy Voting Record

Investments in the Portfolio Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with listed equity securities. On occasion, however, the Fund may receive notices or proposals from the Portfolio Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. The Adviser expects that it will generally choose to vote in the same proportion as all other voting shareholders of the Portfolio Fund (i.e., “echo” voting). The Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Fund intends to hold its interests in the Portfolio Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a nonvoting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Third-Parties

To assist in its responsibility for voting proxies, the Adviser may from time to time retain experts in the proxy voting and corporate governance area as proxy research providers (“Research Providers”). The services provided to the Adviser by the Research Providers would include in depth research, global issuer analysis, and voting recommendations. While the Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow any such recommendations. In addition to research, the Research Providers could provide vote execution, reporting and recordkeeping services. The Board of Trustees would carefully monitor and supervise the services provided by any Research Providers.

Further Information

For a copy of the Fund’s proxy policy, see Annex A to this Confidential Private Placement Memorandum. A copy of the Fund’s proxy policy is also available on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling 877-562-1686; (ii) on or through the Fund’s website at [  ] without charge; and (iii) on the SEC’s website at www.sec.gov.

Shareholder Communications

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board of Trustees by addressing the communications directly to that Board of Trustees (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Trustees) and by sending the communication to either the Fund’s office or directly to such Trustee(s) at the address specified for each Trustee previously noted. Other Shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and will be forwarded to the Board of Trustees only at management’s discretion based on the matters contained therein.

PORTFOLIO MANAGEMENT

Information regarding the personnel of the Sub-Adviser responsible for the day-to-day management of the Fund’s portfolio is set forth below.

Investment Personnel

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund are Jackie Klaber, [  ], and [  ]:

Jackie Klaber. Jackie C. Klaber is a Managing Director and Head of Direct and Co-Investments at Rockefeller Capital Management. She is a member of the Manager Approval Committee and the Transaction Review Committee. Jackie is responsible for sourcing, vetting and structuring differentiated private investment opportunities for the firm’s clients. She joined Rockefeller in 2018 and over the past eight years has built out the firm’s open architecture alternative investment offering. In her most recent role, Jackie is focused on overseeing and growing Rockefeller’s co-investment, direct private investment, and discretionary commingled private fund offerings, including Rockefeller Private Equity Partners and the firm’s Titan Series.

Jackie graduated from Yale Law School and Yale School of Management, where she completed a J.D./M.B.A. She received a bachelor’s degree cum laude from Yale College and a master’s degree from Columbia University.

Other Accounts Managed by the Portfolio Managers

The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of [  ], 2026:

Jackie Klaber	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance-Based Advisory Fee	Total Assets in Accounts Subject to a Performance-Based Advisory Fee ($ million)
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

[ ]	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance-Based Advisory Fee	Total Assets in Accounts Subject to a Performance-Based Advisory Fee ($ million)
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

[ ]	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance-Based Advisory Fee	Total Assets in Accounts Subject to a Performance-Based Advisory Fee ($ million)
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Portfolio Manager Compensation Structure

As of [  ], 2026, the Sub-Adviser’s compensation structure is based on [  ].

Securities Ownership of Portfolio Managers

As of [  ], 2026, the dollar range of securities beneficially owned by the portfolio managers in the Fund is shown below:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Jackie Klaber	[ ]
[ ]	[ ]
[ ]	[ ]

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

ADVISORY AGREEMENTS

Investment Advisory Agreement

The Adviser, a registered investment adviser, is owned by Institutional Capital Network, Inc. (“iCapital”). iCapital is a financial technology company that provides tech-based solutions for advisors, their high-net-worth client base, asset managers and banks. iCapital is assisted in this task by affiliates, including a registered investment adviser, iCapital Advisors, LLC, that provides investment advisory services and investment administration to privately offered funds, and a registered broker-dealer that provides a range of broker-dealer services, including private placement of securities and distribution of the Fund’s Shares. The Adviser is a Delaware limited liability company formed in 2024 that provides management services to three registered investment companies, including the Fund and two funds that invest in private fund investment interests. The Adviser and its affiliates have managed registered investment companies that are invested in private funds, including private funds with foreign asset exposure, since 2021.

The Fund and the Adviser have entered into the Investment Advisory Agreement, which has an initial term expiring two years after its effective date. Thereafter, the Investment Advisory Agreement will continue in effect from year to year if its continuation is approved annually by the Board of Trustees or by the holders of a majority of the Fund’s outstanding voting securities and, in each case, a majority of the Independent Trustees. The Board of Trustees, or the Shareholders, may terminate the Investment Advisory Agreement on 60 days’ prior written notice to the Adviser.

The offices of the Adviser are located at 60 East 42nd Street, New York, New York, and its telephone number is (212) 994-7400. The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at [  ].

Investment Sub-Advisory Agreement

The Sub-Adviser, a registered investment adviser, is a subsidiary of Rockefeller Capital Management L.P. (“Rockefeller”). Rockefeller is an independent, privately-owned financial services firm offering global investment advisory, asset management, and strategic advisory services to endowments, foundations, high-net worth individuals, families, trusts, family offices, and an array of other institutions. The Sub-Adviser is a Delaware limited liability company and is registered as an investment adviser with the SEC. As of December 31, 2025, the Sub-Adviser had regulatory assets under management in excess of $[  ] billion.

The Fund, the Adviser and the Sub-Adviser have entered into the Investment Sub-Advisory Agreement, which has an initial term expiring two years after its effective date. Thereafter, the Investment Sub-Advisory Agreement will continue in effect from year to year if its continuation is approved annually by the Board of Trustees or by the holders of a majority of the Fund’s outstanding voting securities and, in each case, a majority of the Independent Trustees. The Board of Trustees, or the Shareholders, may terminate the Investment Advisory. The Board of Trustees, or the Shareholders, may terminate the Investment Sub-Advisory Agreement on 60 days’ prior written notice to the Sub-Adviser.

The offices of the Sub-Adviser are located at 45 Rockefeller Plaza, 5th Floor, New York, New York 10111. As of December 31, 2025.

Management Fee

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser the Management Fee, monthly in arrears, at an annual rate of [  ]% of the value of the Fund’s month-end net assets. The Management Fee is an expense paid out of the Fund’s assets. The Management Fee is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased by the Fund as of the end of the month) and is due and payable in arrears within ten business days after the end of the month.

Sub-Advisory Fee

The Adviser, not the Fund, pays a sub-advisory fee to the Sub-Adviser out of the Management Fee at the rate of [  ]% ([  ]% on an annualized basis) of the value of the Fund’s month-end net assets.

Approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreement

The Investment Advisory Agreement and the Investment Sub-Advisory Agreement were approved by the Board of Trustees (including a majority of the Independent Trustees) at a meeting held on [  ], 2026. The Investment Advisory Agreement and the Investment Sub-Advisory Agreement each have an initial term of two years and will continue in effect from year to year thereafter so long as each such continuance is approved annually by the Board of Trustees or by the holders of a majority of the Fund’s outstanding voting securities and, in each case, a majority of the Independent Trustees. The Investment Advisory Agreement is terminable without penalty on 60 days’ prior written notice by: the Board of Trustees; vote of a majority of the outstanding voting securities of the Fund; or the Adviser. The Investment Advisory Agreement and the Investment Sub-Advisory Agreement also provide that each will terminate automatically in the event of their “assignment,” as defined by the 1940 Act and the rules thereunder.

A discussion of the basis for the approval by the Board of Trustees of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will be set forth in the Fund’s [annual] [semi-annual] report to Shareholders for the [fiscal year] [period] ended [  ], 2027.

Administration Support Agreement and Expense Reimbursement Agreement

The Administrative Agent will provide certain administrative support services to the Fund pursuant to the Administration Support Agreement and will use all Expense Reimbursement Payments received by it from Portfolio Fund Managers to offset the fees and expenses charged to the Fund under the Administration Support Agreement as well as other fund expenses. The Administration Support Agreement will remain in effect for so long as at least one Tri-Party Administrative Support Agreement is in effect.

[Additionally, under the Expense Reimbursement Agreement between the Adviser and the Fund, the Adviser agrees that it will, with respect to the relevant month, pay, absorb or reimburse the Fund’s Management Fee and Other Expenses to the extent that the Management Fee and Other Expenses in the aggregate are equal to or are less than [  ]% per annum of the Fund’s average monthly net assets. For purposes of the Expense Reimbursement Agreement, Expense Reimbursement Payments (including any excess Expense Reimbursement Payments carried over from prior periods) will reduce the Expense Reimbursement Amount, but not below $0. The Adviser may recoup expenses paid, absorbed or reimbursed pursuant to the Expense Reimbursement Agreement for a period of three years from the date of the waiver or reimbursement, provided that such amounts recouped do not cause the Fund to bear Management Fees and Other Expenses in excess of the amount borne at the time such expenses were paid, absorbed or reimbursed. The Adviser may recalculate and extend the Reimbursement Period for the Fund on an annual basis].

ADMINISTRATOR

The Fund has retained the Administrator, [  ] (“[  ]”, the “Administrator”, or the “Transfer Agent”) whose principal business address is [  ], to provide certain administrative and fund accounting services to the Fund. Under the terms of an administration agreement between the Fund and the Administrator (the “Administration Agreement”), the Administrator is responsible, directly or through its agents, for, among other things, certain administration, accounting and investor services for the Fund. The Administrator may retain third parties, including its affiliates or those of the Adviser, to perform some or all of these services. In consideration for these services, the Fund pays the Administrator a fee based on the average net assets of the Fund (subject to certain minimums), and will reimburse the Administrator for reasonable out-of-pocket expenses.

Under the Administration Agreement, the Fund has agreed to indemnify and hold the Administrator harmless from and against any and all losses, damages, costs, charges, reasonable attorney or consultant fees, payments, expenses and liability arising out of or attributable to the Fund’s refusal or failure to comply with the terms of the Administration Agreement, breach of any representation or warranty made by the Fund contained in the Administration Agreement, or which arise out of the Fund’s lack of good faith, gross negligence or willful misconduct with respect to the Fund’s performance under or in connection with the Administration Agreement.

CUSTODIAN AND TRANSFER AGENT

[  ] (the “Custodian”) serves as the custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [    ].

[  ] serves as transfer agent (in such capacity, the “Transfer Agent”) with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for, and repurchases of, Shares. The Transfer Agent’s principal business address is [  ].

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund, including its expenses relating to its oversight of the Sub-Adviser. As described below, however, the Fund bears all other expenses related to its investment program. The Adviser provides, or arranges at its expense, for certain management and administrative services to be provided to the Fund. Among those services are: providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Fund’s expenses.

Expenses borne by the Fund (and thus indirectly by Shareholders) include:

•	all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Portfolio Funds (including management fees, performance or incentive fees and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, including its investments in Portfolio Funds (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	any non-investment related interest expense;

•	taxes and any interest and penalties thereon, fees or government charges which may be assessed against the Fund and all expenses incurred in connection with any tax audit, investigation, settlement or review of the Fund;

•	attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement, and with reviewing potential investments to be made in Portfolio Funds;

•	attorneys’ fees and disbursements associated with preparing and filing exemptive applications with the SEC, including in respect of certain co-investment transactions;

•	printing, communications, marketing and publicity;

•	developing, licensing, implementing, maintaining or upgrading any web portal, extranet tools, computer software or other administrative or reporting tools (including subscription-based services) for the benefit of the Fund or its shareholders;

•	liquidation expenses of the Fund;

•	complying with any law or regulation related to the activities of the Fund;

•	any costs or expenses in connection with the Fund’s admission to the Portfolio Funds (including the legal costs of completing subscription booklets and the Fund’s side letters, if any, with the Portfolio Funds);

•	fees and expenses incurred in connection with or otherwise relating to the preparation of form documentation in respect of transfers;

•	expenses and fees related to audits of the Fund’s books and records;

•	fees and disbursements of any accountants engaged by the Fund and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information;

•	costs of preparing, distributing and filing financial statements, as well as costs of all governmental returns, compliance expenses, including reports and filings of the Fund, including fees and costs of any third-party service providers and professionals engaged to assist in the preparation of such reports or filings or provide any other services related to the foregoing;

•	reasonable fees paid and out-of-pocket expenses reimbursed to the Administrator and the Transfer Agent;

•	recordkeeping, including expenses related to tax reporting including under the Foreign Account Tax Compliance Act (“FATCA”), custody and transfer agency fees and expenses;

•	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

•	the Management Fee;

•	the Distribution and Servicing Fee;

•	the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Shareholders;

•	fees of Trustees who are not “interested persons” and travel expenses of Trustees relating to meetings of the Board of Trustees and committees thereof;

•	all expenses relating to distributions to the shareholders and other expenses associated with the acquisition, holding and disposition of the Fund’s investments, including extraordinary expenses;

•	financing, commitment, origination and similar fees and expenses;

•	broker, dealer, finder, underwriting (including both commissions and discounts), loan administration and private placement fees, sales commissions, investment banking fees and fees for similar services;

•	expenses attributable to brokerage, sale, custodial, depository, trustee, record keeping, account and similar services;

•	expenses attributable to normal and extraordinary investment banking, commercial banking, accounting, research, auditing, appraisal, advisory, valuation, legal and recording fees and expenses, administrative (including any fees and expenses of the Administrator or any custodian or other agent engaged by the Fund), custodial and registration services provided to the Fund and any expenses attributable to consulting services, including in each case services with respect to the proposed purchase or sale of securities by the Fund that are not reimbursed by the issuer of such securities or others (whether or not any such purchase or sale is consummated);

•	filing, title, transfer, registration and other similar fees and expenses;

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;

•	costs associated with the Fund’s registration statement;

•	any governmental inquiry, investigation or proceeding involving the Fund, including the amount of any judgments, settlements, or fines paid in connection therewith;

•	fees and expenses of other custodians; and

•	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund’s organizational documents.

The Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund, except as otherwise provided above.

The Administrative Agent has contractually entered into the Administration Support Agreement and the Adviser has contractually entered into the Expense Reimbursement Agreement with the Fund. See “Advisory Agreements—Administration Support Agreement and Expense Reimbursement Agreement” for more information.

Portfolio Funds bear various expenses in connection with their operations similar to those incurred by the Fund.

[  ], as the Fund’s administrator, performs certain administration, accounting and investor services for the Fund. In consideration for these services, the Fund pays the Administrator a fee based on the average net assets of the Fund (subject to certain minimums), and will reimburse [  ] for reasonable out-of-pocket expenses.

Organizational and Offering Costs

Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund and may be paid by the Adviser on behalf of the Fund.

The Fund’s offering costs include, among other things, legal, printing and other expenses pertaining to this offering of Shares. Offering costs will be amortized over 12 months on a straight-line basis.

CALCULATION OF NET ASSET VALUE

The Fund will calculate its net asset value as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board of Trustees shall determine (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Class A Shares’ net asset value plus the Class I Shares’ net asset value equals the total value of the net assets of the Fund.

The Class A Share net asset value and the Class I Share net asset value will be calculated separately based on the fees and expenses applicable to each class. Because of differing class fees and expenses and different starting net asset value per Share, the per Share net asset value of the classes will vary over time.

The Board of Trustees has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the 1940 Act. The Adviser will oversee the valuation of the Fund’s investments on behalf of the Fund. The Board of Trustees has approved the Fund’s Valuation Procedures.

The Valuation Procedures provide that the Adviser will value the Fund’s investments in Non-Traded Portfolio Funds at fair value. The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Fund’s interest in such investments as provided by the relevant Non-Traded Portfolio Fund Manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Non-Traded Portfolio Fund Manager’s valuations and the relevant Determination Date.

A meaningful input in the Fund’s Valuation Procedures will be the valuations provided by each of the Non-Traded Portfolio Fund Managers. The valuation of each of the Non-Traded Portfolio Fund Managers’ investments is performed in accordance with Topic 820 - Fair Value Measurements and Disclosures. Generally, a Non-Traded Portfolio Fund Manager values its investments at their market price if market quotations are readily available. In the absence of observable market prices, a Non-Traded Portfolio Fund Manager values investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. A Non-Traded Portfolio Fund Manager’s determination of fair value is then based on the best information available in the circumstances and may incorporate its management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks.

The actual realized returns on a Non-Traded Portfolio Fund Manager’s unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which a Non-Traded Portfolio Fund Manager’s valuations are based. Neither the Fund nor the Adviser have oversight or control over the implementation of the Non-Traded Portfolio Fund Managers’ valuation process.

In reviewing the valuations provided by Non-Traded Portfolio Fund Managers, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Fund values its portfolio. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by the Non-Traded Portfolio Fund Manager does not represent the fair value of a particular Non-Traded Portfolio Fund. In accordance with the Valuation Procedures, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the net asset value reported by the relevant Non-Traded Portfolio Fund Manager, or whether to adjust such value to reflect a premium or discount to such net asset value. Any such decision will be made in good faith, and subject to the review and supervision of the Board of Trustees.

The Valuation Procedures provide that, where cost is determined to best approximate the fair value of the particular security under consideration, the Adviser may approve such valuations. In other cases, the Adviser may be aware of sales of similar securities to third parties at materially different prices, or of other circumstances indicating that cost may not approximate fair value (which could include situations where there are no sales to third parties). In such cases, the Fund’s investment will be revalued in a manner that the Adviser, in accordance with the Valuation Procedures, determines in good faith best approximates fair value. The Board of Trustees will be responsible for ensuring that the Valuation Procedures are fair to the Fund and consistent with applicable regulatory guidelines.

The Non-Traded Portfolio Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Non-Traded Portfolio Funds’ investments, and there will generally be no liquid markets for such investments. For example, Non-Traded Portfolio Fund Managers may value investments in portfolio companies at cost. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated.

Neither the Board of Trustees nor the Adviser will be able to confirm independently the accuracy of valuations provided by any Non-Traded Portfolio Fund Managers (which are generally unaudited).

In determining the value of publicly-traded securities (e.g., ETFs and other publicly traded Portfolio Funds), the Fund will generally value such assets as described below. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, or deemed unreliable for a security, or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before the Fund calculates its net asset value, securities will be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask prices. In this respect, the Adviser participates in the valuation process by preparing the fair valuation for any such securities as per approved procedures and pursuant to a fair value process developed in coordination with the Fund’s administrator. The Adviser’s process is tested and subject to ongoing and periodic monitoring by the Adviser and the Fund’s administrator.

In cases where a fair valuation of securities is applied, the Fund’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund and the Adviser may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the net asset value for the Fund. In computing the net asset value, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange (the “NYSE”). Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars using foreign exchange rates as of the close of regular trading on the principal market on which such securities are traded, as determined by an independent pricing service. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its net asset value, the Adviser may need to price the security using the Adviser’s fair value pricing guidelines.

With respect to any portion of the Fund’s assets that are invested in one or more non-traded open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

As a result of investments by the Fund or other investment vehicles accessed by the Fund, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the net asset value of the Fund’s Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value if the judgments of the Adviser or the Non-Traded Portfolio Fund Managers regarding appropriate valuations should prove incorrect.

PLAN OF DISTRIBUTION

iCapital Markets LLC serves as the Fund’s Distributor and placement agent pursuant to the Distribution Agreement. The principal office of the Distributor is located at 60 East 42nd Street, New York, New York 10165. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as Distributor of the Fund’s Shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Board of Trustees, including a majority of those Trustees who are not parties to the Distribution Agreement nor interested persons of any such party.

The minimum initial investment in the Fund by any investor is $25,000, and the minimum additional investment in the Fund by any investor is $10,000, unless waived or reduced. Shares will be sold only to Eligible Investors (as defined herein). Shares will not be listed on any national securities exchange. See “Fund Expenses.”

Under the terms of the Distribution Agreement with the Distributor, the Distributor is authorized to retain brokers, dealers and certain RIAs and other financial intermediaries for distribution services and to provide ongoing investor services and account maintenance services to Shareholders holding Class A Shares or Class I Shares. The Distributor [has] entered into a dealer agreement with the Selling Agent to participate in the distribution of the Shares as the exclusive selling agent for the Fund. The Selling Agent may utilize the services of certain of its broker-dealer affiliates for distribution of the Shares in certain jurisdictions.

The Fund will pay a Distribution and Servicing Fee comprised of a monthly Distribution and Servicing Fee out of the net assets of Class A Shares at the annual rate of [    ]%, determined and accrued as of the last day of each calendar month (before any repurchases of Shares). Class I Shares are not subject to the Distribution and Servicing Fee.

The Distributor will pay the Selling Agent substantially all of the Distribution and Servicing Fee which the Selling Agent will use to compensate its brokerage representatives for Class A Shares sales and support. If you buy Class A Shares, the Selling Agent may directly charge you a placement fee in such amount as it may determine. Please consult with the Selling Agent for additional information.

The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and Class A Shareholders will be subject to the Distribution and Servicing Fee as long as they hold their Shares. Each compensated broker, dealer or other financial intermediary distributing Class A Shares is paid by the Distributor based on the aggregate net asset value of outstanding Class A Shares held by Shareholders that receive services from such broker, dealer or other financial intermediary.

Class I Shares may be purchased through the Selling Agent, which has entered into an arrangement with the Distributor to offer Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored or managed by the Selling Agent. Shares are not available in certificated form.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers, dealers or other financial intermediaries that have agreed to participate in the distribution of the Fund’s Shares, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.

The Fund has also agreed to indemnify the Distributor, its affiliates, and controlling persons against certain liabilities, including certain liabilities arising under the 1933 Act or 1940 Act. However, this indemnity provision will not apply to any person who is also an officer, Trustee, or controlling person of the Fund unless certain conditions are met.

Shares may be purchased as of the first business day of each month at the Fund’s then current net asset value per Share. While the Fund intends to have monthly closings, the Board of Trustees reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund.

CONFLICTS OF INTEREST

The Adviser and the Sub-Adviser

The Adviser, the Sub-Adviser and certain of their respective affiliates provide or may provide investment advisory and other services to various entities. The Adviser, the Sub-Adviser and certain of their investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Adviser, the Sub-Adviser and each of their respective affiliates, “Other Accounts”). The Fund has no interest in these activities. As a result of the foregoing, the Adviser, the Sub-Adviser and the investment professionals who, on behalf of the Adviser and the Sub-Adviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Adviser or the Sub-Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser or the Sub-Adviser, as applicable, will commit the Fund’s assets. There also may be circumstances under which the Adviser or the Sub-Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser or the Sub-Adviser, as applicable, does not intend to invest on behalf of the Fund, or vice versa. In addition, the Adviser or Sub-Adviser may execute transactions for one or more Other Accounts that may adversely impact the value of the Fund’s assets. However, the Adviser and Sub-Adviser have policies that seek to allocate opportunities on a fair and equitable basis.

Additionally, the other clients of the Adviser, the Sub-Adviser or their respective affiliates may, subject to applicable law, hold securities, loans or other instruments of an issuer in a different class or a different part of the capital structure than securities, loans or other instruments of such issuer held directly or indirectly by the Fund. As a result, another client may pursue or enforce rights or activities or vote on certain matters, or refrain from pursuing or enforcing rights or activities or voting on certain matters, on behalf of its own account, which could have an adverse effect on the Fund. Conversely, the Adviser or the Sub-Adviser, as applicable, may determine not to pursue or enforce rights or activities available to the Fund that might be unfavorable to such other client or may determine not to vote on certain matters, on behalf of the Fund, in a manner that might be unfavorable to such other client, including by abstaining from the relevant vote or voting in line with other similarly situated investors.

The Adviser may compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”), including a broker/dealer affiliate of the Sub-Adviser that is expected to serve as the exclusive sub-distributor for the Fund upon the commencement of its offering of Shares, in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. The Selling Agent may also charge investors, at its discretion, an upfront commission based on the purchase price of Shares purchased by the investor. As a result of the various payments that the Selling Agent and its affiliates receive from investors and the Adviser, the amount of compensation that the Selling Agent and its affiliates receive in connection with the sale of Shares likely will be greater than the compensation they receive for the distribution of other investment products. This difference in compensation creates an incentive for the Selling Agent to recommend the Fund over another investment product.

The Selling Agent may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Adviser, the Sub-Adviser, Portfolio Funds or portfolio companies or investment vehicles sponsored or managed by the Adviser, the Sub-Adviser or their respective affiliates or a Portfolio Fund Manager may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to the Selling Agent or its affiliates. As such, certain conflicts of interest may exist between such persons and the Selling Agent. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

The Selling Agent and its affiliates may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or a Portfolio Fund. Such entities may compete with the Fund or the Portfolio Fund for investment opportunities and may invest directly in such investment opportunities. The Selling Agent and its affiliates may invest in a Portfolio Fund or a portfolio company and may do so on terms that are more favorable than those of the Fund.

The Selling Agent also will often serve as distributor for a Portfolio Fund in which the Fund invests and will receive compensation in connection with the distribution of such Portfolio Funds to investors other than the Fund. Such compensation will be distinct from the compensation described above in relation to the Fund (for avoidance of doubt, the Selling Agent will not receive compensation in connection with the sale of Portfolio Fund shares to the Fund). The Selling Agent may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements create an incentive for the Selling Agent to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

The Selling Agent or its affiliates may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests that may conflict with those of the Fund or a Portfolio Fund. The Selling Agent or its affiliates may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, a Portfolio Fund or a portfolio company. The Selling Agent may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, a Portfolio Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Fund or a Portfolio Fund may have publicly or privately traded securities in which the Selling Agent or its affiliates are investors or make a market. The trading activities of the Selling Agent or its affiliates generally will be carried out without reference to positions held by the Fund or a Portfolio Fund and may have an effect on the value of the positions so held, or may result in the Selling Agent or its affiliates having an interest in the issuer adverse to the Fund or the Portfolio Fund. The Selling Agent or its affiliates are not prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or a Portfolio Fund has an interest.

The Selling Agent or its affiliates may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund or a Portfolio Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund or the Portfolio Fund, including with respect to fees and the right to receive information.

The Adviser, the Sub-Adviser and/or their respective affiliates may advise funds that may invest in other funds advised by a Portfolio Fund Manager, or which has other relationships with a Portfolio Fund Manager. Accordingly, the relationships between the Adviser, the Sub-Adviser and/or their respective affiliates, including iCapital Advisors LLC, and the Portfolio Fund Managers may create conflicts of interest for the Adviser or Sub-Adviser when determining whether to invest the Fund’s assets in a Portfolio Fund that is managed by a Portfolio Fund Manager.

Set out below are practices that the Adviser and/or the Sub-Adviser may follow. Although the Adviser anticipates that the Portfolio Fund Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that a Portfolio Fund Manager will abide by, and comply with, its stated practices. A Portfolio Fund Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Portfolio Funds.

Selection of Portfolio Fund Managers

Because the Fund proposes to allocate assets to interests in the Portfolio Funds sponsored or managed by the Portfolio Fund Managers, conflicts of interest may arise as a consequence of investment management and other financial advisory services in which a Portfolio Fund Manager and its affiliates are engaged. Because the Portfolio Fund Managers earn compensation from the Portfolio Funds that they manage, the Portfolio Fund Managers face conflicts of interest when deciding which Portfolio Funds to make available to the Fund for its investment.

A Portfolio Fund Manager’s affiliates will not act as “underwriter” or “principal underwriter” of the Fund’s securities, as those terms are defined in the 1940 Act. A Portfolio Fund Manager may use its own resources to make Expense Reimbursement Payments to the Administrative Agent in respect of the Fund’s investment in the Portfolio Fund.

Subject to certain conditions and limitations, each of the Portfolio Fund Managers has agreed to provide the Adviser and the Sub-Adviser with certain types of information and access to interests in Portfolio Funds, pursuant to agreements, to help enable the Adviser and the Sub-Adviser to invest the Fund’s assets in accordance with its strategy.

Each of the Portfolio Fund Managers provides investment advisory services to funds in addition to those in which the Fund may invest, and their respective investment professionals may also provide investment and financial services for their proprietary accounts as well. Accordingly, each of the Portfolio Fund Managers may have financial interests that diverge from those of the Portfolio Funds and conflicts of interest may arise in terms of their allocation of investment opportunities as well as their professional time between such managed Portfolio Funds and other clients and personal accounts.

Each of the Portfolio Fund Managers is engaged in a broad spectrum of activities including sponsoring and managing Portfolio Funds and other activities. Those activities may present conflicts of interest if other Portfolio Funds either compete for the same investment opportunity or pursue investment mandates counter to each other.

It is expected that Portfolio Fund Managers will make Expense Reimbursement Payments to the Administrative Agent in respect of the Fund’s investment in the Portfolio Funds. Under normal circumstances, the Sub-Adviser may choose to select only Portfolio Funds to those whose Portfolio Fund Managers agree to make such payments, and may do so without considering or canvassing the universe of available investment options managed by other managers, even though there may be investment vehicles managed by other managers that are more attractive for the Fund. This could limit the availability of investable strategies for the Fund, potentially inhibiting the Fund’s ability to pursue its investment strategies in whole or in part, and could result in the Fund not participating in investment opportunities that could benefit the Fund. The Fund and Shareholders could experience investment losses as a result.

In addition, since the Selling Agent is an affiliate of the Sub-Adviser, the sub-advisory fee the Sub-Adviser will receive from the Adviser provides the Selling Agent with an incentive to favor the sale of the Fund over other investment products.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser and/or the Sub-Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or a Portfolio Fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser and/or the Sub-Adviser, or by the Adviser and/or the Sub-Adviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Portfolio Fund Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Fund or a Portfolio Fund.

The Board of Trustees has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively, the “Codes”). The Codes are intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided. The Codes apply to the personal investing activities of Trustees and officers of the Fund and the Adviser and the Distributor.

Other Matters

A Portfolio Fund Manager may, from time to time, cause a Portfolio Fund to effect certain principal transactions in securities with one or more Portfolio Fund Manager Accounts, subject to certain conditions. Future investment activities of the Portfolio Fund Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser, the Sub-Adviser and their respective affiliates will not purchase securities or other property from, or sell securities or other property to the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Adviser or the Sub-Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser, the Sub-Adviser and their respective affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

DESCRIPTION OF SHARES

General

Each Share represents a proportional interest in the assets of the Fund. Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Board of Trustees. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approvals of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions.

Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Anti-Takeover and Certain Provisions in the Declaration of Trust and By-Laws

[  ]

Outstanding Securities

The following table sets forth information about the Fund’s outstanding Shares as of [  ], 2026:

Title of Class	Amount Authorized	Amount Held by the Fund for its Own Account	Amount Outstanding
Class A Shares of Beneficial Interest	Unlimited	[ ]	[ ]
Class I Shares of Beneficial Interest	Unlimited	[ ]	[ ]

DISTRIBUTION POLICY

Distributions will be paid at least annually on the Shares in amounts representing substantially all of the Fund’s investment company taxable income (as defined in the Code) and net tax-exempt income, if any, earned by the Fund each taxable year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Portfolio Funds in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires regular dividend income.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually, even if the Fund loses value. The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive from that Share.

Automatic Dividend Reinvestment Plan

Pursuant to the DRIP, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions (net of applicable withholding tax) automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45-day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to:

•	reinvest both dividends and capital gain distributions;

•	receive dividends in cash and reinvest capital gain distributions; or

•	receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution and subject to the same U.S. federal income tax consequences had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their net asset value determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

All correspondence or questions concerning the DRIP should be directed to the Administrator, [  ], by telephone, [  ], or in writing to [  ].

REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders [will generally] not be able to liquidate their investment in Shares other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

No Shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser, in consultation with the Sub-Adviser, will recommend to the Board of Trustees (subject to the Board of Trustees’ discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed [5%] of the Fund’s net asset value. No assurances can be given that the Fund will engage in a share repurchase in any given quarter and, in any case, repurchases will not begin until the [  ] quarter of 202[7].

Any repurchase of Shares from a Shareholder which were held for less than [one year] (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to [2%] of the net asset value of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund.

There is no minimum number of Shares which must be repurchased in any repurchase offer. The Fund has no obligation to repurchase Shares at any time, any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to be offered at the Fund’s net asset value per Share as of the Valuation Date. In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board of Trustees will consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with redeeming or otherwise withdrawing from Portfolio Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the availability of information as to the value of the Fund’s Shares in underlying Portfolio Funds;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

•	the recommendations of the Adviser.

In the event that the Board of Trustees determines to conduct a repurchase offer, the Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all Shareholders. When the Board of Trustees determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase offer and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund’s net asset value per Share by contacting the Adviser during the period. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion by value of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. The Fund also has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Declaration of Trust.

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from Shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Shares other than an Early Repurchase Fee.

Shares will be repurchased by the Fund after the Management Fee has been deducted from the Fund’s assets as of the end of the month in which the repurchase occurs—i.e., the accrued Management Fee for the month in which Shares are to be repurchased is deducted prior to effecting the relevant repurchase of Shares.

If modification of the Fund’s repurchase procedures is deemed necessary to comply with regulatory requirements, the Board of Trustees will adopt revised procedures reasonably designed to provide Shareholders substantially the same liquidity for Shares. The Fund’s investments in Portfolio Funds may be subject to lengthy lock up periods where the Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to the net asset value and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions and the Fund may require and be unable to obtain the Portfolio Fund’s consent to effect such transactions. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Portfolio Funds in a timely manner.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

The Fund may also repurchase and/or redeem Shares of a Shareholder without consent or other action by the Shareholder or other person, in accordance with the terms of its Declaration of Trust and the 1940 Act, including Rule 23c-2 under the 1940 Act, if the Fund determines that:

•	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder or with the consent of the Fund, as described below;

•	ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

•	the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under the Special Laws or Regulations by virtue of continuing to hold any Shares; or

•	it would be in the best interests of the Fund for the Fund to repurchase the Shares.

In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly.

Transfers of Shares

Shares may be transferred only:

(1)	by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or

(2)	under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

A transferor of Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any such transfer of Shares, the Fund may require the transferor to obtain, at the transferor’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser, the Sub-Adviser, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under U.S. federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not “United States Persons” (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY PORTFOLIO FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

The Fund intends to elect to be treated, and to qualify annually thereafter, as a RIC under the Code. If the Fund so qualifies and distributes (or is deemed to have distributed) each taxable year to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends for U.S. federal income tax purposes, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must be considered to have distributed dividends for U.S. federal income tax purposes in respect of each calendar year in an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one-year period ending on October 31st of such calendar year, and adjusted for certain ordinary losses), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund incurred no U.S. federal income tax. For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying gross income”); and (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Portfolio Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Portfolio Funds. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by the Fund and such Portfolio Funds.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such taxable year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter of a taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of its taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the asset diversification discrepancy) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Portfolio Funds.

While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to do so may limit utilization of this statutory 30-day cure period and, possibly, the extended cure period provided by the Code as discussed above.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions made to Shareholders. In addition, all distributions (including distributions of net capital gain) made to Shareholders generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay taxes, and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

The Fund intends to make distributions necessary to maintain its ability to be subject to tax as a regulated investment company under the Code and to avoid the imposition of corporate-level federal income tax. As such, the Fund intends to declare and pay distributions from its net investment income and distribute net realized capital gains, if any, at least annually, and in a manner consistent with the provisions of the Code and the 1940 Act. After the end of each calendar year, Shareholders will be provided information regarding the amount and character of distributions actually and deemed received from the Fund during the calendar year.

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on any distributions that they receive from the Fund. Distributions from net investment income and net short-term capital gain generally will be characterized as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Shareholders that are corporations, provided the Shareholder satisfies the applicable holding period and other requirements. Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by Shareholders that are individuals, provided the Shareholder satisfies the applicable holding period and other requirements. Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be characterized as long-term capital gain, regardless of how long Shares have been held by the Shareholder, and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” However, if the Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases and Transfers of Shares,” if a repurchase of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased. In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j). Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

The tax treatment of the Fund’s distributions from net investment income and capital gains generally will be the same whether the Shareholder takes such distributions in cash or reinvests them to buy additional Shares (including, for example, pursuant to the DRIP).

The Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may report the retained amount as undistributed capital gains to its Shareholders, who will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

An additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts to the extent such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain.

Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares

A repurchase or transfer of Shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits. In such a case, there is a risk that non-tendering Shareholders, and Shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a dividend from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically repurchasing shares of the Fund.

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase or transfer of the Shares. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses may be subject to statutory limitations.

If the repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares. The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The Fund generally will be required to report to the IRS and each Shareholder the cost basis and holding period for each respective Shareholder’s Shares repurchased or transferred by the Fund. The Fund has elected the average cost method as the default cost basis method for purposes of this requirement. If a Shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the Shareholder does not need to take any additional action. If, however, a Shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the Shareholder must contact the Fund’s administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular Share repurchase or transfer may not be changed after the valuation date established by the Fund in respect of that repurchase or transfer. Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder that is not an S corporation), the Shareholder must file with the IRS a disclosure statement on an IRS Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company. Certain expenses of nonpublicly offered regulated investment companies, including the Management Fee, may not be deductible by certain Shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule). Such a Shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the Shareholder and will generally not be deductible by the Shareholder. A “nonpublicly offered regulated investment company” is a RIC whose equity interests are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the taxable year.

Fund Investments

It is intended that the Fund will invest a portion of its assets in Portfolio Funds, some of which may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Portfolio Funds (including in circumstances where investments by the Portfolio Funds, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of interests in Portfolio Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Portfolio Funds earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

Some of the income that the Fund may earn directly or through a Portfolio Fund, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY PORTFOLIO FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, because the functional currency of the Fund for U.S. federal income tax purposes is the U.S. dollar, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss under Section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income. Finally, all or a portion of any gain realized from engaging in “conversion transactions” (as defined in the Code to generally include certain transactions designed to convert ordinary income into capital gain) may be characterized as ordinary income.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given taxable year exceed the Fund’s investment company taxable income, the Fund may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 Contracts”) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised at the end of the Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

The Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Fund and is not part of a straddle transaction (as described below), and an election is made by the Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

Offsetting positions held by the Fund, or the Portfolio Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” In addition, investments by the Fund in particular combinations of Portfolio Funds may also be treated as a “straddle.” To the extent the straddle rules apply to positions established by the Fund, or the Portfolio Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Portfolio Funds, may constitute “mixed straddles.” One or more elections may be made in respect of the U.S. federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly a Portfolio Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Portfolio Fund, enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly a Portfolio Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The U.S. Department of the Treasury (the “Treasury”) and the IRS have the authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Passive Foreign Investment Companies and Controlled Foreign Corporations

The Fund may indirectly hold equity interests in non-U.S. Portfolio Funds and/or non-U.S. portfolio companies that may be treated as “passive foreign investment companies” (each, a “PFIC”) under the Code. A PFIC is generally defined as a non-U.S. entity which is classified as a corporation for U.S. federal income tax purposes, and which earns at least 75% of its annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or which holds at least 50% of its total assets in assets producing such passive income. The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in its income each taxable year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be available to the Fund with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market the shares of a PFIC held by the Fund at the end of the Fund’s taxable year (as well as on certain other dates prescribed in the Code). In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent such loss did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).

Dividends paid by PFICs will not be treated as “qualified dividend income.” In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

If the Fund holds (directly, indirectly or by attribution) 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign entity classified as a corporation for U.S. federal income tax purposes and considered a controlled foreign corporation (“CFC”) under the Code, the Fund may be treated as receiving a deemed distribution (i.e., characterized as ordinary income) each taxable year from such foreign corporation in an amount equal to its pro rata share of such entity’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the entity makes an actual distribution during such taxable year. The Fund would be required to include the amount of a deemed distribution from a CFC when computing its investment company taxable income as well as in determining whether the Fund satisfies the distribution requirements applicable to RICs, even to the extent the amount of the Fund’s income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and the proceeds from any sales or other dispositions of CFC stock during the Fund’s taxable year. In general, a foreign entity classified as a corporation for U.S. federal income tax purposes will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (directly, indirectly or by attribution) 10% or more of the combined value or voting power of all classes of shares of a foreign entity classified as a corporation for U.S. federal income tax purposes.

Under Treasury regulations, income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a QEF election would generally constitute qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes current distributions of that income to the Fund or if the income is derived with respect to the Fund’s business of investing in stocks or securities.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned and distributed by the Fund as dividends for U.S. federal income tax purposes, or the amount of their investment in the Fund.

Foreign Taxes

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns will generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers (“TINs”), generally on an IRS Form W-9, or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s U.S. federal income tax liability if the appropriate information is provided to the IRS.

U.S. Federally Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its U.S. federally tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a U.S. federally tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the U.S. federally tax-exempt Shareholder has engaged in a borrowing or other similar transaction to acquire its Shares. A U.S. federally tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

The foregoing discussion does not address all of the U.S. federal income tax consequences that may be applicable to a tax-exempt Shareholder as a result of an investment in the Fund. For example, certain tax-exempt private universities should be aware that they are subject to an excise tax at a rate ranging from 1.4% to 8% on their “net investment income” that is not otherwise taxed as UBTI, including income from interest, dividends and capital gains. Tax-exempt investors should consult with their tax advisors regarding an investment in the Fund.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (each, a “Foreign Shareholder”) as defined in the Code, depends on whether the income derived by the Foreign Shareholder from the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder. The Fund is a corporation for U.S. federal income tax purposes. Accordingly, under current law, a Foreign Shareholder is not expected to be considered to be engaged in the conduct of a business in the United States solely by reason of its investment in the Fund.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. Dividend distributions that the Fund properly reports as attributable to certain U.S. source interest income or short-term capital gains derived by the Fund generally will, however, exempt from such withholding tax. Furthermore, capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains generally will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In order to qualify for any reduction or exemption from U.S. withholding tax, a Foreign Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless, in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

A repurchase of our Shares that is not treated as a sale or exchange will be taxed in the same manner as regular distributions under the rules described above. See “—Income from Repurchases and Transfers of Shares” for a discussion of when a redemption will be treated as a sale or exchange and related matters.

If a Foreign Shareholder reinvests dividends in additional shares (including, for example, pursuant to the DRIP. such Foreign Shareholder will generally be treated as if it had received a distribution in the amount of cash that it would have received if it had not made the election and subject to the rules discussed above in respect of distributions more generally. In the event of any applicable withholding of U.S. federal income tax, only the net after-tax amount will be reinvested in Shares. The Foreign Shareholder will have an adjusted tax basis in the additional Shares purchased in this manner equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the Shares are credited to the Foreign Shareholder’s account.

If, as discussed above, we distribute our net capital gains in the form of deemed rather than actual distributions (which we could do in the future), a Foreign Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s pro rata share of any U.S. federal income tax we incur on the capital gains deemed to have been distributed. In order to obtain the refund, the Foreign Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Foreign Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption in the manner discussed above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act

The Fund is required under the Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities (including financial intermediaries) that fail to comply (or are not deemed compliant) with extensive reporting and withholding requirements designed to inform the Treasury of U.S.-owned foreign investment accounts unless various U.S. information reporting and diligence requirements (that are in addition to and significantly more onerous than, the requirement to deliver an applicable U.S. nonresident withholding tax certification form (e.g., IRS Form W-8BEN)) and certain other requirements have been satisfied. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Persons located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders and the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, which may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those sections of this Confidential Private Placement Memorandum regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account (“IRA”), Keogh plan, or other plan or arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code, including any entity whose assets are considered “plan assets” (each of the foregoing, a “Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to Plans that are subject to ERISA (an “ERISA Plan”), including prudence, diversification, an obligation not to engage in prohibited transactions, and other requirements. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Aspects,” above), and the projected return of the Fund relative to the ERISA Plan’s funding objectives.

Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. For this reason, the Adviser will therefore not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan’s investment in the Fund.

Certain prospective Plan investors may currently maintain relationships with the Adviser, Sub-Adviser or one or more Portfolio Fund Managers in which the Fund invests, or with other entities that are affiliated with the Adviser, Sub-Adviser or such Portfolio Fund Managers. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person with respect to any Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits and the Code penalizes the use of a Plan’s assets for the benefit of a party in interest or disqualified person, and also prohibits (and penalizes) a Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan Shareholders should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code.

Employee benefit plans which are not subject to ERISA or the related provisions of the Code may be subject to other rules governing such plans. Fiduciaries of employee benefit plans which are not subject to ERISA, whether or not subject to Section 4975 of the Code, should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

THE FUND’S SALE OF SHARES TO ANY PLAN IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER, THE SUB-ADVISER OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY ANY PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

INQUIRIES

Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

Rockefeller Multi Alternatives Portfolio
c/o iCapital Fund Advisors LLC
60 East 42nd Street
New York, New York 10165
Telephone: (212) 994-7400

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[  ] serves as the independent registered public accounting firm of the Fund. Its principal business address is [  ].

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP, Boston, MA, acts as legal counsel to the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As Class A Shares and Class I Shares of the Fund have not commenced operations as of [  ], 2026, the Fund does not know of any persons who own of record or beneficially 5% or more of Class A Shares or Class I Shares as of that date.

The name, address, and percentage ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding Class I Shares of the Fund as of [  ], 2026, were as follows:

Class I
[ ]	[	]%
[ ]	[	]%
[ ]	[	]%

REPORTS TO SHAREHOLDERS

The Fund furnishes to Shareholders subject to information reporting as soon as practicable after the end of each calendar year information on Form 1099-DIV or Form 1099-B, as appropriate, and as required by law, to assist the Shareholders in preparing their tax returns. The Fund will prepare and transmit to its Shareholders, a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. [Quarterly reports from the Adviser regarding the Fund’s operations during such period also will be sent to the Fund’s Shareholders.]

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on March 31. [The 12-month period ending [September 30] of each year will be the taxable year of the Fund unless otherwise determined by the Fund.]

FINANCIAL STATEMENTS

The Fund will issue financial statements on a semi-annual basis prepared in accordance with generally accepted accounting principles.

ANNEX A

iCAPITAL FUND ADVISORS LLC PROXY VOTING

14	CORPORATE ACTIONS AND PROXY VOTING POLICY

14.1	Introduction

Rule 206(4)-6 of the Advisers Act (the “Proxy Rule”) requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request provide information on how proxies were voted.

14.2	Corporate Action and Proxy Voting Policy

iCapital’s advisory services primarily include identifying underlying private equity and hedge fund managers with whom to invest the assets of its Private Access Funds or identifying sub- advisors to assist iCapital in managing the Direct Portfolio Funds, and therefore does not expect to vote proxies. Nevertheless, iCapital’s policy is to comply with the Proxy Rule and act solely in the best interest of the Client when exercising its voting authority. iCapital determines whether and how to vote corporate actions and proxies on a case-by-case basis and will apply the following guidelines, as applicable:

•	iCapital will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the Client.

•	iCapital will vote in a manner that it believes is consistent with the Client’s stated objectives.

•	iCapital will generally vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless the Firm has a particular reason to vote to the contrary.

14.3	Conflicts of Interest

iCapital will not put its own interests ahead of those of any Client and will resolve any possible conflicts between its interests and those of the Client in favor of the Client. In the event that a potential conflict of interest arises, iCapital will vote on a case-by-case basis and undertake the following analysis.

A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence the Firm’s decision making in voting the proxy. If such a material conflict is deemed to exist, iCapital will refrain completely from exercising its discretion with respect to voting the proxy and will instead refer that vote to an outside service for its independent consideration. If it is determined that any such conflict or potential conflict is not material, iCapital may vote the proxy.

14.4	Voting Information and Recordkeeping

Under the Books and Records Rule, iCapital must retain:

•	its voting policies and procedures;

•	corporate action and proxy statements received;

•	records of votes cast;

•	records of its investor’s requests for voting information; and

•	any documents prepared by iCapital that were material to making a decision on how to vote.

All votes will be documented and maintained by the CCO.

14.5	Operating Procedures and Compliance Review

iCapital’s advisory services primarily include identifying underlying private equity and hedge fund managers with whom to invest the assets of its Private Access Funds or identifying sub- advisors to assist iCapital in managing the Direct Portfolio Funds, and therefore, does not expect to vote proxies. Nevertheless, should there be an occasion to vote a proxy, iCapital will vote proxies manually as it deems necessary or appropriate, on a case by case basis. Prior to voting, the CCO will decide as to whether a material conflict of interest exists and will either resolve the conflict or refer the proxy vote to an outside service for its independent consideration. The CCO will conduct a periodic review of the proxy voting records to ensure that proxies are properly voted and records are appropriately maintained.

PART C - OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements:

To be filed by amendment.

(2)	Exhibits:

(a)(1)	Certificate of Trust(1)
(a)(2)	Certificate of Amendment(1)
(a)(3)	Initial Declaration of Trust(1)
(a)(4)	Amended and Restated Declaration of Trust*
(b)	By-Laws*
(c)	Not Applicable.
(d)	Multiple Class Plan Pursuant to Rule 18f-3*
(e)	Dividend Reinvestment Plan*
(f)	Not Applicable.
(g)(1)	Investment Advisory Agreement*
(g)(2)	Investment Sub-Advisory Agreement*
(h)	Distribution Agreement*
(i)	Not Applicable.
(j)(1)	Custody Agreement between UMB Bank, N.A. and the Registrant*
(k)(1)	[Master Services Agreement between [ ] and the Registrant]*
(k)(2)	Expense Reimbursement Agreement*
(k)(3)	Administration Support Agreement*
(k)(4)	Form of Tri-Party Administrative Support Agreement*
(k)(5)	Distribution and Service Plan*
(l)	Not Applicable.
(m)	Not Applicable.
(n)	Not Applicable.
(o)	Not Applicable.
(p)	Not Applicable.
(q)	Not Applicable.
(r)(1)	Code of Ethics of the Registrant*
(r)(2)	Code of Ethics of the Adviser and Distributor*
(r)(3)	Code of Ethics of the Sub-Adviser*
(s)	Not Applicable.

(1)	Filed herewith.
*	To be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” in the Confidential Private Placement Memorandum that forms a part of this Registration Statement is incorporated herein by reference.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$	[ ]
Printing	$	[ ]
Accounting fees and expenses	$	[ ]
Legal fees and expenses	$	[ ]
Miscellaneous	$	[ ]
Total	$	[ ]

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

No person is directly or indirectly under common control with Registrant, except that the Registrant may be deemed to be controlled by iCapital Fund Advisors LLC (the “Adviser”), the investment adviser to the Registrant. The Adviser was formed under the laws of the State of Delaware in 2024. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of holders of securities of the Registrant as of [  ], 2026:

Title of Class	Number of Record Holders
Shares of Beneficial Interest, Class A	[ ]
Shares of Beneficial Interest, Class I	[ ]

ITEM 30.	INDEMNIFICATION

Reference is made to Section 8 of Registrant’s Declaration of Trust filed as Exhibit (2)(a)(3) to this Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Adviser, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the Adviser, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the Adviser, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect.

Registrant, in conjunction with the Adviser and Registrant’s Board of Trustees, maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in Registrant’s Confidential Private Placement Memorandum in the section entitled “Management of the Fund” and to the section of the Statement of Additional Information captioned “Management of the Fund.” The information required by this Item 31 with respect to each director, officer or partner of the Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

The Administrator maintains the required accounting related and financial books and other records of the Registrant at [     ].

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, Rockefeller Multi Alternatives Portfolio has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of May, 2026.

Rockefeller Multi Alternatives Portfolio

/s/ Nicholas Veronis
By:	Nicholas Veronis
Title:	Sole Trustee, President and Principal Executive Officer

EXHIBIT INDEX

(a)(1)	Certificate of Trust
(a)(2)	Certificate of Amendment
(a)(3)	Initial Declaration of Trust

C-5